SEPTEMBER 1, 2006                                              JPMCC 2006-CIBC16

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                   ----------

                                 $1,972,947,000

                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2006-CIBC16

                                   ----------

                            JPMORGAN CHASE BANK, N.A.
                                    CIBC INC.

                              Mortgage Loan Sellers

JPMORGAN                                                      CIBC WORLD MARKETS

                               WACHOVIA SECURITIES

This material is for your information, and none of J.P. Morgan Securities Inc.,
CIBC World Markets Corp. and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130786) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor or any Underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 866-400-7834 or by emailing Avinash Bappanad at
bappanad_avinash@jpmorgan.com.

The offered certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of offered certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles"
generated by us, will not create binding contractual obligations for you or us.

As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver any portion of the offered certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain offered certificates described in this free writing prospectus. This free writing prospectus is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this free writing prospectus may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this free writing prospectus. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this free writing prospectus. The information contained herein is supplemented and qualified by information contained in the free writing prospectus (the "Free
Writing Prospectus") dated September 1, 2006.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                  KEY FEATURES
--------------------------------------------------------------------------------

CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                         CIBC World Markets Corp.
CO-MANAGER:              Wachovia Capital Markets, LLC
MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank (62.5%)
                         CIBC Inc. (37.5%)
MASTER SERVICER:         Capmark Finance Inc.
SPECIAL SERVICER:        Midland Loan Services, Inc.
TRUSTEE:                 Wells Fargo Bank, N.A.
RATING AGENCIES:         Moody's Investors Service, Inc.
                         Standard & Poor's Ratings Services, a Division of The
                         McGraw-Hill Companies, Inc.
PRICING DATE:            On or about September 14, 2006
CLOSING DATE:            On or about September 20, 2006
CUT-OFF DATE:            With respect to each mortgage loan, the related due
                         date of the mortgage loan in September 2006, or, with
                         respect to those mortgage loans that were originated in
                         August 2006 and have their first due date in October
                         2006, September 1, 2006.
DISTRIBUTION DATE:       12th of each month, or if the 12th day is not a
                         business day, on the next succeeding business day,
                         beginning in October 2006.
PAYMENT DELAY:           11 days and with respect to the Class A-3FL
                         Certificates, 0 days
TAX STATUS:              REMIC
ERISA CONSIDERATION:     It is expected that the Offered Certificates will be
                         ERISA eligible. Plan fiduciaries should note the
                         additional representations deemed to be made with
                         respect to the Class A-3FL Certificates because of the
                         swap contracts.
OPTIONAL TERMINATION:    1.0% (Clean-up Call)
MINIMUM DENOMINATIONS:   $10,000 for each Class of Certificates other than the
                         Class A-3FL, Class X-1 and Class X-2 Certificates, and
                         in the case of the Class A-3FL Certificates, $100,000,
                         and in the case of the Class X-1 and Class X-2
                         Certificates, $1,000,000.
SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

COLLATERAL CHARACTERISTICS                                 MORTGAGE LOANS    LOAN GROUP 1    LOAN GROUP 2
--------------------------------------------------------   --------------   --------------   ------------

INITIAL POOL BALANCE (IPB):                                $2,147,426,140   $1,778,952,008   $368,474,132
NUMBER OF MORTGAGE LOANS:                                             120               91             29
NUMBER OF MORTGAGED PROPERTIES:                                       170              127             43
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:            $   17,895,218   $   19,548,923   $ 12,706,005
AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                 $   12,631,918   $   14,007,496   $  8,569,166
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                       6.1372%          6.1342%        6.1519%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                             1.34x            1.36x          1.24x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV)(1):                72.2%            71.9%          74.1%
WEIGHTED AVERAGE MATURITY DATE LTV(1):                               66.7%            66.9%          66.1%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):          112 months       112 months     112 months
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(2):       355 months       349 months     372 months
WEIGHTED AVERAGE SEASONING (MONTHS):                             2 months         2 months       2 months
10 LARGEST MORTGAGE LOANS AS % OF IPB:                               50.6%            56.5%          74.1%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                            27.5%            32.6%           3.1%
% OF MORTGAGE PROPERTIES WITH SINGLE TENANTS:                        13.6%            16.4%           0.0%

(1)  With respect to certain mortgage loans identified in the free writing prospectus, the loan-to-value ratios were based upon the "as-stabilized"
     values as defined in the related appraisal.

(2)  Excludes mortgage loans that are interest only for the entire term.

                                     2 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES

        EXPECTED RATINGS   APPROXIMATE FACE   CREDIT SUPPORT (%     EXPECTED WEIGHTED    EXPECTED PAYMENT
CLASS    (MOODY'S/ S&P)        AMOUNT(1)        OF BALANCE)(2)    AVG. LIFE (YEARS)(3)       WINDOW(3)
---------------------------------------------------------------------------------------------------------

A-1          Aaa/AAA        $   37,940,000         30.000%                2.92             10/06 - 7/11
A-2          Aaa/AAA        $   55,736,000         30.000%                4.89              8/11 - 8/11
A-3FL        Aaa/AAA        $  100,000,000         30.000%                6.81              7/13 - 7/13
A-3B         Aaa/AAA        $  171,966,000         30.000%                6.72              9/12 - 7/13
A-4          Aaa/AAA        $  695,005,000         30.000%                9.76              2/16 - 7/16
A-SB         Aaa/AAA        $   74,077,000         30.000%                7.26              7/11 - 2/16
A-1A         Aaa/AAA        $  368,474,000         30.000%                8.89             10/06 - 7/16
A-M          Aaa/AAA        $  214,742,000         20.000%                9.88              7/16 - 8/16
A-J          Aaa/AAA        $  169,110,000         12.125%                9.89              8/16 - 8/16
B            Aa2/AA         $   40,264,000         10.250%                9.92              8/16 - 9/16
C            Aa3/AA-        $   16,106,000          9.500%                9.98              9/16 - 9/16
D             A2/A          $   29,527,000          8.125%                9.98              9/16 - 9/16
X-1          Aaa/AAA        $2,147,426,140            N/A                  N/A                      N/A
X-2          Aaa/AAA        $2,115,339,000            N/A                  N/A                      N/A

PRIVATELY OFFERED CLASSES

        EXPECTED RATINGS   APPROXIMATE FACE     CREDIT SUPPORT      EXPECTED WEIGHTED    EXPECTED PAYMENT
CLASS    (MOODY'S/ S&P)        AMOUNT(1)      (% OF BALANCE)(2)    AVG. LIFE (YEARS)(3)       WINDOW(3)
---------------------------------------------------------------------------------------------------------

E             A3/A-           $26,843,000           6.875%                 N/A                  N/A
F           Baa1/BBB+         $29,527,000           5.500%                 N/A                  N/A
G            Baa2/BBB         $26,843,000           4.250%                 N/A                  N/A
H           Baa3/BBB-         $24,159,000           3.125%                 N/A                  N/A
J            Ba1/BB+          $ 5,368,000           2.875%                 N/A                  N/A
K             Ba2/BB          $10,737,000           2.375%                 N/A                  N/A
L            Ba3/BB-          $ 8,053,000           2.000%                 N/A                  N/A
M             B1/B+           $ 2,684,000           1.875%                 N/A                  N/A
N              B2/B           $ 5,369,000           1.625%                 N/A                  N/A
P             B3/B-           $ 5,369,000           1.375%                 N/A                  N/A
NR            NR/NR           $29,527,140             N/A                  N/A                  N/A

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3FL, Class A-3B, Class A-4, Class A-SB and Class A-1A certificates are represented in the aggregate.

(3)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations-Weighted Average Life" in the free writing prospectus, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                     3 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o    For the purposes of making distributions to the Class A-1, A-2, A-3B, A-4,
     A-SB and A-1A Certificates and the Class A-3FL Regular Interest, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group
     1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3B, A-4 and A-SB Certificates and the Class A-3FL
     Regular Interest will be based on amounts available relating to Loan Group
     1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o    Interest payments will be made concurrently to the Class A-1, A-2, A-3B,
     A-4, A-SB and A-1A Certificates and the Class A-3FL Regular Interest (and
     the fixed interest payment on the Class A-3FL Regular Interest will be converted under a swap contract to a floating interest payment to the Class
     A-3FL Certificates as described in the free writing prospectus) (pro rata to the Class A-1, A-2, A-3B, A-4 and A-SB Certificates and the Class A-3FL
     Regular Interest, from Loan Group 1, and to the Class A-1A Certificates from Loan Group 2, the foregoing classes, collectively, the "Class A
     Certificates"), Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid sequentially to the Class A-M,
     A-J, B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

o    The pass-through rates on the Class A-1, A-2, A-3B, A-4, A-SB, A-1A, A-M,
     A-J, B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates and the
     Class A-3FL Regular Interest will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii)
     above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o    The pass-through rate on the Class A-3FL Certificates will be based on
     LIBOR plus a specified percentage, provided, that interest payments made under the swap contract are subject to reduction as described in the free writing prospectus. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class A-3FL accrual period. Under certain circumstances described in the free writing prospectus, the pass-through rate for the Class A-3FL Certificates may convert to a fixed rate. See "Description of the Swap Contract--The Swap
     Contract" in the free writing prospectus. There may be special requirements under ERISA for purchasing the Class A-3FL Certificates. See "Certain ERISA
     Considerations" in the free writing prospectus.

o    All Classes (except for the Class A-3FL Certificates) and the Class A-3FL
     Regular Interest will accrue interest on a 30/360 basis. The Class A-3FL
     Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class A-3FL Certificates converts to a fixed rate, interest will accrue on a 30/360 basis.

o    Generally, the Class A-1, A-2, A-3B and A-SB Certificates and the Class
     A-3FL Regular Interest will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan
     Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class
     A-4 and Class A-SB Certificates has been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-M
     Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed (without regard to loan group) to the Class A-1,
     A-2, A-3B, A-4, A-SB and A-1A Certificates and the Class A-3FL Regular
     Interest on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that (a) the Class A-SB Certificates are entitled to certain priority with respect to being paid down to their planned principal balance and (b) with respect to the Class A-3FL Regular
     Interest and the Class A-3B Certificates, (i) prior to the Distribution
     Date in February 2012, unless the Class A-3B Certificates have been reduced to zero, principal will be distributed to the Class A-3B Certificates from
     Loan Group 1 (and Loan Group 2 after the Class A-1A Certificates have been reduced to zero) and (ii) on and after the Distribution Date in February
     2012, principal will be distributed first to the Class A-3FL Regular
     Interest until reduced to zero and then to the Class A-3B Certificates from
     Loan Group 1 (and Loan Group 2 after the Class A-1A Certificates have been reduced to zero). After the certificate balances of the Class A-1, A-2,
     A-3B, A-4, A-SB and A-1A Certificates and the Class A-3FL Regular Interest
     have been reduced to zero, principal payments will be paid sequentially to the Class A-M, Class A-J, Class B, C, D, E, F, G, H, J, K, L, M, N, P and
     NR Certificates, until the certificate balance for each such Class has been reduced to zero. The Class X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

o    Losses will be borne by the Classes (other than the Class X-1 and X-2
     Certificates) in reverse sequential order, from the Class NR Certificates up to the Class A-M, and then pro rata to the Class A-1, Class A-2, Class
     A-3B, Class A-4, Class A-SB and Class A-1A Certificates and the Class A-3FL
     Regular Interest (without regard to the Class A-SB planned principal balance).

                                     4 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

o    Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates
     (other than the Class A-3FL, the Class X-1 and the Class X-2 Certificates)
     and the A-3FL Regular Interest and the Class E, F, G and H Certificates in
     the following manner: the holders of each class of offered certificates
     (other than the Class A-3FL, the Class X-1 and the Class X-2 Certificates)
     and the A-3FLRegular Interest and the Class E, F, G and H Certificates will receive (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3B, A-4, A-SB and A-1A Certificates and the Class
     A-3FL Regular Interest) on each Distribution Date an amount of Yield
     Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates).
     Any Yield Maintenance Charges payable to the A-3FL Regular Interest will be paid to the Swap Counterparty. Any Yield Maintenance Charges remaining after the distributions described above in this paragraph will be distributed to the holder of the Class X-1 Certificates.

            Group Principal Paid to Class   (Pass - Through Rate on Class - Discount Rate)
YM Charge x ----------------------------- x ----------------------------------------------
              Group Total Principal Paid        (Mortgage Rate on Loan - Discount Rate)

o    Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

o    The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
     P&I Advance will be reduced in proportion to such adjustment.

                                     5 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
             COLLATERAL CHARACTERISITCS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

                         CUT-OFF DATE PRINCIPAL BALANCE

                                 NUMBER OF                        % OF    WA    WA UW
RANGE OF PRINCIPAL BALANCES        LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

$599,316 - $2,999,999                13        $   30,644,699      1.4%  71.7%  1.26x
$3,000,000 - $3,999,999              10            34,046,013      1.6   72.2%  1.25x
$4,000,000 - $4,999,999               9            39,913,662      1.9   74.1%  1.24x
$5,000,000 - $6,999,999              20           119,933,999      5.6   69.1%  1.35x
$7,000,000 - $9,999,999              23           202,489,775      9.4   71.0%  1.25x
$10,000,000 - $14,999,999            15           187,428,381      8.7   69.5%  1.32x
$15,000,000 - $24,999,999            14           255,176,129     11.9   72.0%  1.24x
$25,000,000 - $49,999,999             7           237,290,000     11.0   72.5%  1.34x
$50,000,000 - $149,999,999            7           585,503,482     27.3   77.0%  1.30x
$150,000,000 - $250,000,000           2           455,000,000     21.2   68.4%  1.51x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

AVERAGE BALANCE PER LOAN: $17,895,218
AVERAGE BALANCE PER PROPERTY: $12,631,918

                        RANGE OF MORTGAGE INTEREST RATES

RANGE OF MORTGAGE INTEREST       NUMBER OF                        % OF    WA    WA UW
RATES                              LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

5.1600% - 5.4999%                     2        $   25,153,635      1.2%  73.5%  1.32x
5.5000% - 5.9999%                    12           245,657,382     11.4   73.5%  1.32x
6.0000% - 6.4999%                    97         1,815,579,530     84.5   72.1%  1.34x
6.5000% - 6.8400%                     9            61,035,594      2.8   69.9%  1.22x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

WA INTEREST RATE: 6.1372%

                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

RANGE OF ORIGINAL TERMS TO       NUMBER OF                        % OF    WA    WA UW
MATURITY/ARD                       LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

60 - 72                               5        $   88,912,852      4.1%  70.6%  1.40x
73 - 84                               2           266,669,803     12.4   61.5%  1.53x
85 - 120                            110         1,742,787,529     81.2   73.9%  1.31x
121 - 180                             3            49,055,957      2.3   75.1%  1.20x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

WA ORIGINAL LOAN TERM: 114 MONTHS

                           GEOGRAPHIC DISTRIBUTION(1)

                                  NUMBER OF                       % OF     WA    WA UW
GEOGRAPHIC LOCATION              PROPERTIES   PRINCIPAL BALANCE    IPB    LTV     DSCR
--------------------------------------------------------------------------------------

CALIFORNIA                            33        $  417,922,901     19.5%  62.9%  1.43x
   CALIFORNIA NORTH                   23           306,611,264     14.3   61.8%  1.49x
   CALIFORNIA SOUTH                   10           111,311,637      5.2   65.7%  1.29x
TEXAS                                 21           235,845,555     11.0   74.5%  1.30x
ILLINOIS                               8           227,022,168     10.6   77.5%  1.44x
MICHIGAN                              11           144,666,030      6.7   76.9%  1.22x
VIRGINIA                               6           143,200,481      6.7   73.6%  1.39x
OHIO                                   8           113,910,000      5.3   73.8%  1.36x
OTHER                                 83           864,859,004     40.3   73.5%  1.29x
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              170        $2,147,426,140    100.0%  72.2%  1.34x
--------------------------------------------------------------------------------------

               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                 NUMBER OF                        % OF    WA    WA UW
RANGE OF UW DSCRs                  LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

1.15x - 1.19x                        15        $  166,107,911      7.7%  74.7%  1.16x
1.20x - 1.29x                        68           979,138,020     45.6   75.9%  1.23x
1.30x - 1.39x                        17           218,082,396     10.2   73.1%  1.32x
1.40x - 1.49x                         9           358,726,814     16.7   73.6%  1.45x
1.50x - 1.69x                         7           369,432,681     17.2   62.8%  1.55x
1.70x - 1.99x                         3            50,938,318      2.4   52.2%  1.76x
2.00x - 2.09x                         1             5,000,000      0.2   37.6%  2.09x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

WA UW DSCR: 1.34x

                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

RANGE OF REMAINING TERMS         NUMBER OF                        % OF    WA    WA UW
TO MATURITY                        LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

54 - 60                               5        $   88,912,852      4.1%  70.6%  1.40x
61 - 84                               3           275,153,635     12.8   61.7%  1.52x
85 - 120                            109         1,734,303,697     80.8   73.9%  1.31x
121 - 178                             3            49,055,957      2.3   75.1%  1.20x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

WA REMAINING TERM: 112

                          PROPERTY TYPE DISTRIBUTION(1)

                                                           NUMBER OF      PRINCIPAL      % OF    WA    WA UW
PROPERTY TYPE                    SUB PROPERTY TYPE        PROPERTIES       BALANCES      IPB    LTV     DSCR
------------------------------------------------------------------------------------------------------------

OFFICE                           Suburban                      46      $  487,631,265    22.7%  65.2%  1.43x
                                 CBD                            8         412,732,158    19.2   78.2%  1.36x
                                    SUBTOTAL:                  54      $  900,363,423    41.9%  71.2%  1.40x
------------------------------------------------------------------------------------------------------------
RETAIL                           Anchored                      31      $  446,448,460    20.8%  74.8%  1.27x
                                 Shadow Anchored                5          67,384,669     3.1   68.0%  1.33x
                                 Unanchored                     8          37,913,662     1.8   67.6%  1.29x
                                    SUBTOTAL:                  44      $  551,746,791    25.7%  73.5%  1.28x
------------------------------------------------------------------------------------------------------------
MULTIFAMILY                      Garden                        38      $  329,780,393    15.4%  75.2%  1.23x
                                 Student Housing                2          16,441,339     0.8   61.6%  1.41x
                                    SUBTOTAL:                  40      $  346,221,732    16.1%  74.5%  1.24x
------------------------------------------------------------------------------------------------------------
INDUSTRIAL                       Warehouse/Distribution        10      $   78,792,789     3.7%  75.6%  1.28x
                                 Flex                           6          77,448,000     3.6   78.1%  1.24x
                                    SUBTOTAL:                  16      $  156,240,789     7.3%  76.8%  1.26x
------------------------------------------------------------------------------------------------------------
HOTEL                            Full Service                   4      $  110,524,861     5.1%  62.6%  1.63x
                                 Limited Service                2          11,793,567     0.5   69.1%  1.38x
                                    SUBTOTAL:                   6      $  122,318,428     5.7%  63.2%  1.61x
------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                            7      $   37,677,400     1.8%  69.9%  1.25x
------------------------------------------------------------------------------------------------------------
MIXED USE                        Multifamily/Retail             2      $   22,997,687     1.1%  69.5%  1.23x
                                 Office/Retail                  1           9,859,891     0.5   71.4%  1.21x
                                    SUBTOTAL:                   3      $   32,857,578     1.5%  70.0%  1.22x
------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                       170      $2,147,426,140   100.0%  72.2%  1.34x
------------------------------------------------------------------------------------------------------------

(1)  Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Term Sheet.

                                     6 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                 COLLATERAL CHARACTERISITCS - ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

RANGE OF ORIGINAL AMORTIZATION   NUMBER OF                        % OF     WA   WA UW
TERMS                              LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

240 - 240                             3        $   41,213,495      2.9%  60.1%  1.61x
241 - 300                             9           104,078,941      7.3   70.0%  1.31x
301 - 360                           100         1,201,030,222     84.6   73.8%  1.25x
361 - 420                             1            72,763,482      5.1   79.7%  1.20x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             113        $1,419,086,140    100.0%  73.4%  1.26x
-------------------------------------------------------------------------------------

WA ORIGINAL AMORT TERM: 355 MONTHS

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                 NUMBER OF                        % OF     WA   WA UW
RANGE OF CUT-OFF LTV               LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

37.5% - 50.0%                         2        $   11,000,000      0.5%  37.5%  1.98x
50.1% - 60.0%                         9           105,890,616      4.9   55.5%  1.59x
60.1% - 65.0%                        11           332,550,147     15.5   61.3%  1.47x
65.1% - 70.0%                        22           300,630,717     14.0   68.3%  1.34x
70.1% - 75.0%                        29           337,379,005     15.7   72.7%  1.29x
75.1% - 80.3%                        47         1,059,975,656     49.4   78.7%  1.28x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

WA CUT-OFF DATE LTV RATIO: 72.2%

                              AMORTIZATION TYPES(3)

                                 NUMBER OF                        % OF     WA   WA UW
AMORTIZED TYPES                    LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

BALLOON LOANS
   Partial Interest-Only             60        $  934,922,832     43.5%  74.9%  1.24x
   Balloon                           53           484,163,308     22.5   70.5%  1.31x
   Interest-Only                      7           728,340,000     33.9   70.0%  1.48x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

                          PARTIAL INTEREST-ONLY PERIODS

RANGE OF PARTIAL                 NUMBER OF                        % OF     WA   WA UW
INTEREST-ONLY PERIODS              LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

12 - 12                               3         $ 19,614,832       2.1%  69.9%  1.28x
13 - 24                              12          285,525,000      30.5   77.2%  1.22x
25 - 36                              29          314,483,000      33.6   73.2%  1.23x
37 - 48                               2           10,575,000       1.1   79.2%  1.23x
49 - 84                              14          304,725,000      32.6   74.6%  1.28x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              60         $934,922,832     100.0%  74.9%  1.24x
-------------------------------------------------------------------------------------

                    REMAINING AMORTIZATION TERM IN MONTHS(1)

RANGE OF REMAINING               NUMBER OF                        % OF     WA   WA UW
AMORTIZATION TERMS                 LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

234 - 240                             3        $   41,213,495      2.9%  60.1%  1.61x
241 - 300                             9           104,078,941      7.3   70.0%  1.31x
301 - 360                           100         1,201,030,222     84.6   73.8%  1.25x
361 - 419                             1            72,763,482      5.1   79.7%  1.20x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             113        $1,419,086,140    100.0%  73.4%  1.26x
-------------------------------------------------------------------------------------

WA REMAINING AMORT TERM: 354 MONTHS

                     LTV RATIOS AS OF THE MATURITY/ARD DATE

                                 NUMBER OF                        % OF     WA   WA UW
RANGE OF MATURITY LTVS             LOANS     PRINCIPAL BALANCE     IPB    LTV    DSCR
-------------------------------------------------------------------------------------

31.7% - 40.0%                         5        $   49,695,337      2.3%  52.7%  1.65x
40.1% - 50.0%                         5            45,784,388      2.1   60.2%  1.47x
50.1% - 60.0%                        21           203,288,704      9.5   64.6%  1.36x
60.1% - 70.0%                        63           985,201,229     45.9   69.7%  1.34x
70.1% - 80.3%                        26           863,456,482     40.2   78.7%  1.31x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

WA LTV RATIO AT MATURITY/ARD DATE: 66.7%

                             YEAR BUILT/RENOVATED(4)

RANGE OF YEARS                    NUMBER OF                        % OF     WA   WA UW
BUILT/RENOVATED                  PROPERTIES   PRINCIPAL BALANCE     IPB    LTV    DSCR
--------------------------------------------------------------------------------------

1923 - 1959                           2         $   16,293,808      0.8%  76.5%  1.23x
1960 - 1969                           3             14,600,000      0.7   75.7%  1.26x
1970 - 1979                          13            105,277,862      4.9   65.4%  1.39x
1980 - 1989                          31            484,642,461     22.6   70.7%  1.38x
1990 - 1999                          38            688,308,266     32.1   74.2%  1.36x
2000 - 2006                          83            838,303,744     39.0   72.2%  1.29x
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             170         $2,147,426,140    100.0%  72.2%  1.34x
--------------------------------------------------------------------------------------

                              PREPAYMENT PROTECTION

                                 NUMBER OF                        % OF     WA   WA UW
PREPAYMENT PROTECTION              LOANS     PRINCIPAL BALANCE     IPB    LTV    DSCR
-------------------------------------------------------------------------------------

DEFEASANCE                          114        $2,112,028,518     98.4%  72.3%  1.34x
YIELD MAINTENANCE                     5            32,152,142      1.5   68.9%  1.28x
DEFEASANCE/YIELD MAINTENANCE          1             3,245,481      0.2   69.1%  1.21x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             120        $2,147,426,140    100.0%  72.2%  1.34x
-------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Excludes the fully amortizing mortgage loans.

(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                    7 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

                         CUT-OFF DATE PRINCIPAL BALANCE

                                 NUMBER OF                        % OF    WA    WA UW
RANGE OF PRINCIPAL BALANCES        LOANS     PRINCIPAL BALANCE    IPB     LTV    DSCR
-------------------------------------------------------------------------------------

$599,316 - $2,999,999                 9        $   20,925,546      1.2%  70.6%  1.27x
$3,000,000 - $3,999,999               7            23,310,122      1.3   72.1%  1.20x
$4,000,000 - $4,999,999               5            22,368,567      1.3   74.4%  1.26x
$5,000,000 - $6,999,999              15            87,276,051      4.9   70.4%  1.34x
$7,000,000 - $9,999,999              17           150,984,812      8.5   71.7%  1.24x
$10,000,000 - $14,999,999            13           160,870,783      9.0   69.1%  1.32x
$15,000,000 - $24,999,999            12           216,576,129     12.2   71.8%  1.26x
$25,000,000 - $49,999,999             6           208,900,000     11.7   72.0%  1.36x
$50,000,000 - $250,000,000            7           887,740,000     49.9   72.5%  1.42x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              91        $1,778,952,008    100.0%  71.9%  1.36x
-------------------------------------------------------------------------------------

AVERAGE BALANCE PER LOAN: $19,548,923

AVERAGE BALANCE PER PROPERTY $12,631,918

                        RANGE OF MORTGAGE INTEREST RATES

RANGE OF MORTGAGE                NUMBER OF                        % OF    WA    WA UW
INTEREST RATES                     LOANS     PRINCIPAL BALANCE    IPB     LTV   DSCR
-------------------------------------------------------------------------------------

5.1600% - 5.4999%                     2        $   25,153,635      1.4%  73.5%  1.32x
5.5000% - 5.9999%                     6           212,783,495     12.0   74.3%  1.31x
6.0000% - 6.4999%                    74         1,479,979,285     83.2   71.5%  1.37x
6.5000% - 6.8400%                     9            61,035,594      3.4   69.9%  1.22x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              91        $1,778,952,008    100.0%  71.9%  1.36x
-------------------------------------------------------------------------------------

WA INTEREST RATE: 6.1342%

                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

RANGE OF ORIGINAL TERMS TO       NUMBER OF                        % OF    WA    WA UW
MATURITY/ARD                       LOANS     PRINCIPAL BALANCE     IPB    LTV   DSCR
-------------------------------------------------------------------------------------

60 - 72                               2        $   55,912,852      3.1%  71.5%  1.50x
73 - 84                               2           266,669,803     15.0   61.5%  1.53x
85 - 120                             84         1,407,313,397     79.1   73.7%  1.33x
121 - 180                             3            49,055,957      2.8   75.1%  1.20x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              91        $1,778,952,008    100.0%  71.9%  1.36x
-------------------------------------------------------------------------------------

WA ORIGINAL LOAN TERM: 114 MONTHS

                           GEOGRAPHIC DISTRIBUTION(1)

                                  NUMBER OF                       % OF      WA   WA UW
GEOGRAPHIC LOCATION              PROPERTIES   PRINCIPAL BALANCE    IPB     LTV   DSCR
--------------------------------------------------------------------------------------

CALIFORNIA                           32         $  403,945,501     22.7%  62.7%  1.44x
   CALIFORNIA NORTH                  23            306,611,264     17.2   61.8%  1.49x
   CALIFORNIA SOUTH                   9             97,334,237      5.5   65.7%  1.28x
ILLINOIS                              7            222,872,168     12.5   77.7%  1.45x
VIRGINIA                              6            143,200,481      8.0   73.6%  1.39x
TEXAS                                 6            103,252,352      5.8   73.3%  1.40x
OTHER                                76            905,681,506     50.9   74.0%  1.29x
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             127         $1,778,952,008    100.0%  71.9%  1.36x
--------------------------------------------------------------------------------------

               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                 NUMBER OF                        % OF     WA    WA UW
RANGE OF UW DSCRs                  LOANS     PRINCIPAL BALANCE    IPB     LTV   DSCR
-------------------------------------------------------------------------------------

1.15x - 1.19x                        12        $  125,602,911      7.1%  75.2%  1.17x
1.20x - 1.29x                        52           719,251,097     40.4   75.5%  1.23x
1.30x - 1.39x                        11           175,808,987      9.9   74.7%  1.32x
1.40x - 1.49x                         7           342,285,475     19.2   74.1%  1.45x
1.50x - 1.69x                         6           366,065,219     20.6   62.7%  1.55x
1.70x - 1.99x                         2            44,938,318      2.5   54.2%  1.75x
2.00x - 2.09x                         1             5,000,000      0.3   37.6%  2.09x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              91        $1,778,952,008    100.0%  71.9%  1.36x
-------------------------------------------------------------------------------------

WA UW DSCR: 1.36x

                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

RANGE OF REMAINING TERMS         NUMBER OF                        % OF     WA    WA UW
TO MATURITY                        LOANS     PRINCIPAL BALANCE    IPB     LTV   DSCR
-------------------------------------------------------------------------------------

59 - 60                               2        $   55,912,852      3.1%  71.5%  1.50x
61 - 84                               3           275,153,635     15.5   61.7%  1.52x
85 - 120                             83         1,398,829,565     78.6   73.8%  1.33x
121 - 178                             3            49,055,957      2.8   75.1%  1.20x
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              91        $1,778,952,008    100.0%  71.9%  1.36x
-------------------------------------------------------------------------------------

WA REMAINING TERM: 112

                          PROPERTY TYPE DISTRIBUTION(1)

                                                        NUMBER OF      PRINCIPAL      % OF    WA    WA UW
PROPERTY TYPE                    SUB PROPERTY TYPE     PROPERTIES       BALANCE        PB     LTV    DSCR
---------------------------------------------------------------------------------------------------------

OFFICE                           Suburban                   46      $  487,631,265    27.4%  65.2%  1.43x
                                 CBD                         8         412,732,158    23.2   78.2%  1.36x
                                    SUBTOTAL:               54      $  900,363,423    50.6%  71.2%  1.40x
---------------------------------------------------------------------------------------------------------
RETAIL                           Anchored                   31      $  446,448,460    25.1%  74.8%  1.27x
                                 Shadow Anchored             5          67,384,669     3.8   68.0%  1.33x
                                 Unanchored                  8          37,913,662     2.1   67.6%  1.29x
                                    SUBTOTAL:               44      $  551,746,791    31.0%  73.5%  1.28x
---------------------------------------------------------------------------------------------------------
INDUSTRIAL                       Warehouse/Distribution     10      $   78,792,789     4.4%  75.6%  1.28x
                                 Flex                        6          77,448,000     4.4   78.1%  1.24x
                                    SUBTOTAL:               16      $  156,240,789     8.8%  76.8%  1.26x
---------------------------------------------------------------------------------------------------------
HOTEL                            Full Service                4      $  110,524,861     6.2%  62.6%  1.63x
                                 Limited Service             2          11,793,567     0.7   69.1%  1.38x
                                    SUBTOTAL:                6      $  122,318,428     6.9%  63.2%  1.61x
---------------------------------------------------------------------------------------------------------
MIXED USE                        Multifamily/Retail          2      $   22,997,687     1.3%  69.5%  1.23x
                                 Office/Retail               1           9,859,891     0.6   71.4%  1.21x
                                    SUBTOTAL:                3      $   32,857,578     1.8%  70.0%  1.22x
---------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                                         4      $   15,425,000     0.9%  73.5%  1.21x
---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                    127      $1,778,952,008   100.0%  71.9%  1.36x
---------------------------------------------------------------------------------------------------------

(1)  Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Term Sheet.

                                     8 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS - LOAN GROUP 1
--------------------------------------------------------------------------------

                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

RANGE OF ORIGINAL                 NUMBER       PRINCIPAL      % OF    WA    WA UW
AMORTIZATION TERMS               OF LOANS       BALANCE       IPB     LTV    DSCR
---------------------------------------------------------------------------------

240 - 240                            3      $   41,213,495     3.9%  60.1%  1.61x
241 - 300                            9         104,078,941     9.9   70.0%  1.31x
301 - 360                           72         905,319,572    86.2   74.1%  1.25x
---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             84      $1,050,612,008   100.0%  73.2%  1.27x
---------------------------------------------------------------------------------

WA ORIGINAL AMORT TERM: 349 MONTHS

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                  NUMBER      PRINCIPAL       % OF    WA    WA UW
RANGE OF CUT-OFF LTVs            OF LOANS      BALANCE        IPB     LTV    DSCR
---------------------------------------------------------------------------------

37.6% - 50.0%                        1      $    5,000,000     0.3%  37.6%  2.09x
50.1% - 60.0%                        7          87,847,631     4.9   55.4%  1.64x
60.1% - 65.0%                        8         320,201,152    18.0   61.2%  1.48x
65.1% - 70.0%                       19         278,378,317    15.6   68.4%  1.35x
70.1% - 75.0%                       23         287,171,532    16.1   72.9%  1.29x
75.1% - 80.3%                       33         800,353,377    45.0   79.0%  1.30x
---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             91      $1,778,952,008   100.0%  71.9%  1.36x
---------------------------------------------------------------------------------

WA CUT-OFF DATE LTV RATIO: 71.9%

                              AMORTIZATION TYPES(3)

                                  NUMBER       PRINCIPAL      % OF    WA    WA UW
AMORTIZED TYPES                  OF LOANS       BALANCE       IPB     LTV    DSCR
---------------------------------------------------------------------------------

BALLOON LOANS
   Partial Interest-Only            49        $744,497,832    41.9%  75.1%  1.25x
   Balloon                          35         306,114,176    17.2   68.5%  1.33x
   Interest-Only                     7         728,340,000    40.9   70.0%  1.48x
---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             91      $1,778,952,008   100.0%  71.9%  1.36x
---------------------------------------------------------------------------------

                          PARTIAL INTEREST-ONLY PERIODS

RANGE OF PARTIAL                  NUMBER      PRINCIPAL    % OF     WA    WA UW
INTEREST-ONLY PERIODS            OF LOANS      BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
12 - 12                              3      $ 19,614,832     2.6%  69.9%   1.28x
13 - 24                              9       166,925,000    22.4   78.4%   1.24x
25 - 36                             22       251,413,000    33.8   73.7%   1.22x
37 - 48                              2        10,575,000     1.4   79.2%   1.23x
49 - 84                             13       295,970,000    39.8   74.5%   1.28x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             49      $744,497,832   100.0%  75.1%   1.25x
--------------------------------------------------------------------------------

                    REMAINING AMORTIZATION TERM IN MONTHS(1)

RANGE OF REMAINING                NUMBER       PRINCIPAL     % OF     WA    WA UW
AMORTIZATION TERMS               OF LOANS       BALANCE       IPB    LTV     DSCR
---------------------------------------------------------------------------------

234 - 240                            3      $   41,213,495     3.9%  60.1%  1.61x
241 - 300                            9         104,078,941     9.9   70.0%  1.31x
301 - 360                           72         905,319,572    86.2   74.1%  1.25x
---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             84      $1,050,612,008   100.0%  73.2%  1.27x
---------------------------------------------------------------------------------

WA REMAINING AMORT TERM: 349 MONTHS

                     LTV RATIOS AS OF THE MATURITY/ARD DATE

                                  NUMBER       PRINCIPAL      % OF    WA    WA UW
RANGE OF MATURITY LTVs           OF LOANS       BALANCE       IPB     LTV    DSCR
---------------------------------------------------------------------------------

35.6% - 40.0%                        4      $   43,695,337     2.5%  54.8%  1.62x
40.1% - 50.0%                        4          36,791,403     2.1   61.8%  1.48x
50.1% - 60.0%                       17         174,662,308     9.8   64.8%  1.37x
60.1% - 70.0%                       44         767,764,960    43.2   68.2%  1.37x
70.1% - 80.3%                       22         756,038,000    42.5   78.7%  1.32x
---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             91      $1,778,952,008   100.0%  71.9%  1.36x
---------------------------------------------------------------------------------

WA LTV RATIO AT MATURITY/ARD DATE: 66.9%

                             YEAR BUILT/RENOVATED(4)

RANGE OF YEARS                    NUMBER OF      PRINCIPAL      % OF    WA    WA UW
BUILT/RENOVATED                  PROPERTIES       BALANCE       IPB     LTV    DSCR
-----------------------------------------------------------------------------------

1923 - 1959                           2       $   16,293,808     0.9%  76.5%  1.23x
1960 - 1969                           2            5,900,000     0.3   71.7%  1.29x
1970 - 1979                          11           94,188,784     5.3   64.8%  1.41x
1980 - 1989                          27          428,015,155    24.1   69.9%  1.41x
1990 - 1999                          30          611,953,266    34.4   74.4%  1.37x
2000 - 2006                          55          622,600,995    35.0   71.7%  1.31x
-----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             127       $1,778,952,008   100.0%  71.9%  1.36x
-----------------------------------------------------------------------------------

                              PREPAYMENT PROTECTION

PREPAYMENT                        NUMBER       PRINCIPAL      % OF    WA    WA UW
PROTECTION                       OF LOANS       BALANCE       IPB    LTV     DSCR
---------------------------------------------------------------------------------

DEFEASANCE                          88      $1,762,176,528     99.1% 71.8%  1.36x
YIELD MAINTENANCE                    2          13,530,000     0.8   76.3%  1.22x
DEFEASANCE/YIELD MAINTENANCE         1           3,245,481     0.2   69.1%  1.21x
---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             91      $1,778,952,008   100.0%  71.9%  1.36x
---------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Excludes the fully amortizing mortgage loans.

(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                     9 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

                         CUT-OFF DATE PRINCIPAL BALANCE

                                 NUMBER OF     PRINCIPAL     % OF    WA    WA UW
RANGE OF PRINCIPAL BALANCES        LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
$1,905,000 - $2,999,999               4      $  9,719,153     2.6%  74.1%  1.24x
$3,000,000 - $3,999,999               3        10,735,891     2.9   72.4%  1.37x
$4,000,000 - $4,999,999               4        17,545,096     4.8   73.6%  1.21x
$5,000,000 - $6,999,999               5        32,657,948     8.9   65.7%  1.39x
$7,000,000 - $9,999,999               6        51,504,963    14.0   68.9%  1.30x
$10,000,000 - $14,999,999             2        26,557,599     7.2   72.1%  1.29x
$15,000,000 - $24,999,999             2        38,600,000    10.5   73.5%  1.16x
$25,000,000 - $80,000,000             3       181,153,482    49.2   77.7%  1.21x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

AVERAGE BALANCE PER LOAN: $12,706,005
AVERAGE BALANCE PER PROPERTY: $8,569,166

                        RANGE OF MORTGAGE INTEREST RATES

RANGE OF MORTGAGE                NUMBER OF     PRINCIPAL     % OF    WA    WA UW
INTEREST RATES                     LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
5.5700% - 5.9999%                     6      $ 32,873,887     8.9%  67.9%  1.42x
6.0000% - 6.2499%                    16       276,076,857    74.9   74.9%  1.24x
6.2500% - 6.4100%                     7        59,523,388    16.2   74.0%  1.18x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

WA INTEREST RATE: 6.1519%

                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

RANGE OF ORIGINAL TERMS TO       NUMBER OF     PRINCIPAL     % OF    WA    WA UW
MATURITY/ARD                       LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
60 - 120                             29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

WA ORIGINAL LOAN TERM: 115 MONTHS

                           GEOGRAPHIC DISTRIBUTION(1)

                                 NUMBER OF     PRINCIPAL     % OF    WA    WA UW
GEOGRAPHIC LOCATION             PROPERTIES      BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
TEXAS                               15       $132,593,203    36.0%  75.5%  1.21x
MICHIGAN                             7         83,693,996    22.7   75.9%  1.22x
OHIO                                 3         45,590,000    12.4   76.2%  1.21x
INDIANA                              5         33,131,332     9.0   75.6%  1.22x
NEW YORK                             3         23,692,985     6.4   58.6%  1.47x
OTHER                               10         49,772,616    13.5   72.0%  1.31x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             43       $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                 NUMBER OF     PRINCIPAL     % OF    WA    WA UW
RANGE OF UW DSCRs                  LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
1.15x - 1.39x                        25      $342,665,331    93.0%  75.4%  1.22x
1.40X - 1.49X                         2        16,441,339     4.5   61.6%  1.41x
1.50X - 1.59X                         1         3,367,462     0.9   73.2%  1.53x
1.60X - 1.88X                         1         6,000,000     1.6   37.5%  1.88x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

WA UW DSCR: 1.24X

                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

RANGE OF REMAINING TERMS         NUMBER OF     PRINCIPAL     % OF    WA    WA UW
TO MATURITY                        LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
54 - 120                             29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

WA REMAINING TERM: 112

                          PROPERTY TYPE DISTRIBUTION(1)

                                               NUMBER OF     PRINCIPAL     % OF    WA    WA UW
PROPERTY TYPE             SUB PROPERTY TYPE   PROPERTIES      BALANCE      IPB    LTV     DSCR
----------------------------------------------------------------------------------------------

Multifamily               Garden                  38       $329,780,393    89.5%  75.2%  1.23x
                          Student Housing          2         16,441,339     4.5   61.6%  1.41x
MANUFACTURED HOUSING                               3         22,252,400     6.0   67.4%  1.29x
----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           43       $368,474,132   100.0%  74.1%  1.24x
----------------------------------------------------------------------------------------------

(1)  Because this table is presented at the Mortgaged Property level, certain information is based on allocated loan amounts for mortgage loans secured by more than one Mortgaged Property. As a result, the weighted averages presented in this table may deviate slightly from weighted averages presented at the mortgage loan level in other tables in this Term Sheet.

                                    10 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                    COLLATERAL CHARACTERISTICS - LOAN GROUP 2
--------------------------------------------------------------------------------

                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

RANGE OF ORIGINAL                NUMBER OF     PRINCIPAL    % OF     WA    WA UW
AMORTIZATION TERMS                 LOANS        BALANCE      IPB    LTV    DSCR
--------------------------------------------------------------------------------
360 - 420                            29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

WA ORIGINAL AMORT TERM: 372 MONTHS

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                 NUMBER OF     PRINCIPAL     % OF    WA    WA UW
RANGE OF CUT-OFF LTVs              LOANS        BALANCE      IPB    LTV    DSCR
--------------------------------------------------------------------------------
37.5% - 50.0%                         1      $  6,000,000     1.6%  37.5%  1.88x
50.1% - 65.0%                         5        30,391,980     8.2   59.2%  1.34x
65.1% - 75.0%                         9        72,459,873    19.7   70.5%  1.25x
75.1% - 80.0%                        14       259,622,279    70.5   77.7%  1.21x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------
WA CUT-OFF DATE LTV RATIO: 74.1%

                              AMORTIZATION TYPES(3)

                                 NUMBER OF     PRINCIPAL     % OF    WA    WA UW
AMORTIZED TYPES                    LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
Balloon Loans
   Partial Interest-Only             11      $190,425,000    51.7%  74.2%  1.21x
   Balloon                           18       178,049,132    48.3   74.0%  1.27x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

                          PARTIAL INTEREST-ONLY PERIODS

RANGE OF PARTIAL                 NUMBER OF     PRINCIPAL     % OF    WA    WA UW
INTEREST-ONLY PERIODS              LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
24 - 48                              10      $181,670,000    95.4%  74.0%  1.21x
49 - 60                               1         8,755,000     4.6   78.2%  1.23x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              11      $190,425,000   100.0%  74.2%  1.21x
--------------------------------------------------------------------------------

                    REMAINING AMORTIZATION TERM IN MONTHS(1)

RANGE OF REMAINING               NUMBER OF     PRINCIPAL     % OF    WA    WA UW
AMORTIZATION TERMS                 LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
350 - 419                            29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------
WA REMAINING AMORT TERM: 371 MONTHS

                     LTV RATIOS AS OF THE MATURITY/ARD DATE

                                 NUMBER OF     PRINCIPAL     % OF    WA    WA UW
RANGE OF MATURITY LTVs             LOANS        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
31.7% - 50.0%                         2      $ 14,992,985     4.1%  47.1%  1.60x
50.1% - 60.0%                         4        28,626,396     7.8   63.4%  1.31x
60.1% - 70.0%                        19       217,436,269    59.0   75.0%  1.23x
70.1% - 74.2%                         4       107,418,482    29.2   79.0%  1.20x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              29      $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------
WA LTV RATIO AT MATURITY/ARD DATE: 66.1%

                             YEAR BUILT/RENOVATED(4)

RANGE OF YEARS                   NUMBER OF    PRINCIPAL    % OF   WA   WA UW
BUILT/RENOVATED                 PROPERTIES     BALANCE     IPB    LTV   DSCR
----------------------------------------------------------------------------
1969 - 1969                          1      $  8,700,000    2.4% 78.4% 1.24x
1970 - 1979                          2        11,089,078    3.0  70.5% 1.20x
1980 - 1989                          4        56,627,305   15.4  76.8% 1.19x
1990 - 1999                          8        76,355,000   20.7  73.2% 1.27x
2000 - 2006                         28       215,702,749   58.5  73.7% 1.25x
----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             43      $368,474,132  100.0% 74.1% 1.24x
----------------------------------------------------------------------------

                              PREPAYMENT PROTECTION

                                 NUMBER OF     PRINCIPAL     % OF    WA    WA UW
PREPAYMENT PROTECTION               LOAN        BALANCE      IPB     LTV    DSCR
--------------------------------------------------------------------------------
DEFEASANCE                          26       $349,851,990    94.9%  74.7%  1.24x
YIELD MAINTENANCE                    3         18,622,142     5.1   63.5%  1.33x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             29       $368,474,132   100.0%  74.1%  1.24x
--------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Excludes the fully amortizing mortgage loans.

(4)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                    11 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

   TOP FIFTEEN MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

LOAN                                                                          NUMBER OF    LOAN    CUT-OFF DATE
SELLER(1)                   LOAN NAME                    CITY, STATE         PROPERTIES   GROUP       BALANCE
----------------------------------------------------------------------------------------------------------------

JPMCB       RREEF Silicon Valley Office Portfolio       (Various, CA)            18         1     $  250,000,000
JPMCB       One & Two Prudential Plazas                 (Chicago, IL)             2         1     $  205,000,000
CIBC        Prime Retail Outlets Portfolio              (Various, Various)        3         1     $  114,720,000
JPMCB       Sequoia Plaza                               (Arlington, VA)           1         1     $   92,700,000
CIBC        REPM Portfolio                              (Various, Various)       10         1     $   86,680,000

JPMCB       Centro Portfolio                            (Various, Various)        7         1     $   86,000,000
CIBC        Lightstone Michigan Multifamily Portfolio   (Various, MI)             6         2     $   80,000,000
CIBC        City View Portfolio 1                       (Houston, TX)             8         2     $   72,763,482
JPMCB       Fairmont Hotel Dallas                       (Dallas, TX)              1         1     $   52,640,000
JPMCB       875 East Wisconsin Avenue                   (Milwaukee, WI)           1         1     $   46,000,000

JPMCB       Westfield Richland Mall                     (Mansfield, OH)           1         1     $   37,000,000
JPMCB       Capitol Commons                             (Lansing, MI)             1         1     $   35,000,000
JPMCB       Eastover Shopping Center                    (Oxon Hill, MD)           1         1     $   30,900,000
JPMCB       Crowne Plaza Dulles Airport                 (Herndon, VA)             1         1     $   30,000,000
JPMCB       Parkway Business Center                     (Hillside, NJ)            1         1     $   30,000,000

               Top 5 Total/Weighted Average                                                       $  749,100,000
               Top 10 Total/Weighted Average                                                      $1,086,503,482
               Top 15 Total/Weighted Average                                                      $1,249,403,482

LOAN        % OF   SF/UNITS/    UW     CUT-OFF      PROPERTY
SELLER(1)    IPB    ROOMS      DSCR   LTV RATIO       TYPE
-------------------------------------------------------------

JPMCB       11.6%  5,332,996   1.54x     60.5%       Office
JPMCB        9.5%  2,196,342   1.47x     78.1%       Office
CIBC         5.3%    781,184   1.25x     80.0%       Retail
JPMCB        4.3%    370,640   1.30x     80.3%       Office
CIBC         4.0%  1,623,068   1.26x     80.0%     Industrial

JPMCB        4.0%    932,912   1.41x     68.2%      Various
CIBC         3.7%      1,947   1.21x     76.4%    Multifamily
CIBC         3.4%      2,712   1.20x     79.7%    Multifamily
JPMCB        2.5%        551   1.52x     71.6%       Hotel
JPMCB        2.1%    224,924   1.20x     73.5%       Office

JPMCB        1.7%    396,000   1.65x     69.4%       Retail
JPMCB        1.6%    185,500   1.20x     79.5%       Office
JPMCB        1.4%    265,334   1.17x     79.2%       Retail
JPMCB        1.4%        328   1.77x     54.0%       Hotel
JPMCB        1.4%    743,047   1.20x     75.0%     Industrial

            34.9%              1.41x     73.0%
            50.6%              1.38x     73.3%
            58.2%              1.38x     73.1%

(1)  "JPMCB" = JPMorgan Chase Bank, N.A.; "CIBC" = CIBC Inc.

                                    12 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                      LOAN GROUP 1 SHORT TERM LOAN SUMMARY
--------------------------------------------------------------------------------

   LOAN ID       LOAN                                                                   PROPERTY   CUT-OFF DATE
     NO.        SELLER                LOAN NAME                    CITY, STATE            TYPE        BALANCE
---------------------------------------------------------------------------------------------------------------

5-Year Loans
     9          JPMCB    Fairmont Hotel Dallas                   Dallas, TX              Hotel     $ 52,640,000
    103         JPMCB    9264-9280 West 159th Street             Orland Park, IL         Retail    $  3,272,852

7-Year Loans
     27          CIBC    USDA - Salt Lake City                   West Valley City, UT    Office    $ 16,669,803
     61          CIBC    Trail Plaza                             Deerfield Beach, FL     Retail    $  8,483,832
      1         JPMCB    RREEF Silicon Valley Office Portfolio   Various, CA             Office    $250,000,000

                        REMAINING   REMAINING IO
   LOAN ID      % OF      TERM          TERM        UW     CUT-OFF
     NO.         IPB    (MONTHS)      (MONTHS)      DSCR   LTV RATIO
--------------------------------------------------------------------

5-Year Loans
     9           2.5%      59          59          1.52x     71.6%
    103          0.2%      59           0          1.20x     69.6%

7-Year Loans
     27          0.8%      72           0          1.38x     76.0%
     61          0.4%      76           0          1.20x     68.6%
      1         11.6%      82          82          1.54x     60.5%

--------------------------------------------------------------------------------
                             PARI PASSU LOAN SUMMARY
--------------------------------------------------------------------------------

LOAN ID    LOAN                                     A-NOTE
  NO.     SELLER                                 BALANCE AS OF
                        LOAN NAME               CUT-OFF DATE        TRANSACTION            SERVICER         SPECIAL SERVICER
-------------------------------------------------------------------------------------------------------------------------------

   1      JPMCB    RREEF Silicon
                      Valley Office Portfolio    $250,000,000    JPMCC 2006-CIBC16   Capmark Finance Inc.   Midland Loan
                                                                                                               Services, Inc.
                                                 $250,000,000           TBD                  TBD                   TBD
                                                 $200,000,000           TBD                  TBD                   TBD

   2      JPMCB    One and Two
                      Prudential Plazas          $205,000,000    JPMCC 2006-LDP7      Wachovia Bank, NA      LNR Partners, Inc.
                                                 $205,000,000    JPMCC 2006-CIBC16   Capmark Finance Inc.   Midland Loan
                                                                                                               Services, Inc.

                                    13 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                      RREEF SILICON VALLEY OFFICE PORTFOLIO
--------------------------------------------------------------------------------

           [3 PHOTOS OF RREEF SILICON VALLEY OFFICE PORTFOLIO OMITTED]

                                    14 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                      RREEF SILICON VALLEY OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE(1):                 $250,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):             $250,000,000
% OF POOL BY IPB:                              11.6%
LOAN SELLER:                                   JPMorgan Chase Bank, N.A.
BORROWER:                                      Silicon Valley CA-I, LLC, Silicon
                                               Valley CA-II, LLC, Silicon Valley
                                               CA-III, LLC
SPONSOR:                                       RREEF America REIT III, Inc.
ORIGINATION DATE:                              07/07/06
INTEREST RATE:                                 6.1404%
INTEREST-ONLY PERIOD:                          84 months
MATURITY DATE(2):                              07/09/13
AMORTIZATION TYPE:                             Interest-only
ORIGINAL AMORTIZATION:                         N/A
REMAINING AMORTIZATION:                        N/A
CALL PROTECTION(3):                            L(24),Def(33),O(25)
CROSS-COLLATERALIZATION:                       No
LOCK BOX:                                      Cash Management Agreement
ADDITIONAL DEBT:                               $450,000,000
ADDITIONAL DEBT TYPE(1):                       A-2 Pari Passu Fixed Rate Note,
                                               A-3 Pari Passu Floating Rate
                                               Note
LOAN PURPOSE:                                  Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                              INITIAL   MONTHLY
                                               -------   -------
TAXES:                                            $0        $0
INSURANCE:                                        $0        $0
CAPEX:                                            $0        $0
OTHER:                                            $0        $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                        Portfolio
TITLE:                                         Fee
PROPERTY TYPE:                                 Office -- Suburban
SQUARE FOOTAGE:                                5,332,996
LOCATION:                                      Various, CA
YEAR BUILT/RENOVATED:                          Various
OCCUPANCY:                                     71.4%
OCCUPANCY DATE:                                06/27/06
NUMBER OF TENANTS:                             131
HISTORICAL NOI:
   2004:                                       $92,264,436
   2005:                                       $85,369,567
UW REVENUES:                                   $90,710,961
UW EXPENSES:                                   $18,862,952
UW NOI(4):                                     $71,848,009
UW NET CASH FLOW:                              $68,168,550
APPRAISED VALUE:                               $1,156,800,000
APPRAISAL DATE:                                Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF(5):                        $131
CUT-OFF DATE LTV(5):                            60.5%
MATURITY DATE LTV(5):                           60.5%
UW DSCR(6):                                     1.54x
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                     MOODY'S/    SQUARE              BASE RENT        LEASE
TENANT NAME           S&P(7)      FEET    % OF GLA     PSF(8)    EXPIRATION YEAR
--------------------------------------------------------------------------------
MAXTOR CORPORATION              426,734     8.0%       $1.74           2011
SYNOPSIS                        397,510     7.5%       $2.25           2015
SANDISK                         348,515     6.5%       $1.90        2011/2013
AKT AMERICA                     170,000     3.2%       $1.01           2009
PHILIPS/ADAC                    131,880     2.5%       $0.90           2008
TRANSMETA CORP.                 126,225     2.4%       $2.95           2008
SELECTICA, INC.                  79,803     1.5%       $2.45           2009

(1)  The total financing amount of $700 million was provided to the Borrower and split into a $250 million A-1 Fixed Rate Note included in the trust, a $250 million A-2 Fixed Rate Note and a $200 million A-3 Floating Rate Note. The
     A-3 Note will be further split into a Floating Rate A Note and Floating
     Rate B Note.

(2)  With respect to the Floating Rate A and B Notes, the Maturity Date will be
     September 30, 2008 with 3 one year extension options.

(3)  The Borrower may, at its option, prepay the Floating Rate Note in whole or in part at any time. The Borrower shall not have the right to prepay the
     Fixed Rate Notes in whole or in part until 24 months prior to maturity for the first $200 million prepaid (L(24),Def(33),O(25)). After a total of $200 million of the Fixed Rate Notes has been prepaid the Borrower is restricted from additional prepayments until 6 months prior to maturity
     (L(24),Def(51),O(7)).

(4)  JPMCB did not underwrite cash flows from tenants paying rent but not in occupancy.

(5)  Calculated based on the aggregate Cut-off Date principal balance of the
     A-1, A-2, and A-3 pari passu notes in the amount of $700,000,000.

(6)  Calculated using a 6.1404% interest rate for the A-1 and A-2 Fixed Rate
     Notes and an assumed LIBOR of 5.3% for the Floating Rate Notes.

(7)  Ratings provided are for the parent company of the entity listed in the
     "Tenant Name" field whether or not the parent guarantees the lease.

(8)  Base rent PSF is represented on a monthly basis.

                                    15 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                      RREEF SILICON VALLEY OFFICE PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The RREEF Silicon Valley Office Portfolio mortgage loan is secured by a first lien mortgage in a fee interest in 119 office buildings in 18 separate office parks located in Mountain View, Sunnyvale, Santa Clara, San Jose and
Milpitas, California.

The total financing amount of $700 million is comprised of a $250 million fixed rate A-1 Note, which is included in the trust and is pari passu in right of payment to a $250 million fixed rate A-2 Note, which is not included in the trust and two floating rate Notes in the aggregate principal amount of $200 million, which are not included in the trust.

THE BORROWER. The borrowing entity is Silicon Valley CA-I, II, & III, LLC, a special purpose entity. The sponsor of the borrowing entity is RREEF America
REIT III ("RREEF"), which is wholly owned by RREEF North America, a full service real estate investment advisor founded in 1975. RREEF North America currently has over $27 billion in assets under management, and has sponsored and managed
20 different commingled funds since 1975, including the sponsor. RREEF is a diversified open-ended private real estate investment trust that owns a portfolio of industrial, multifamily, office and retail properties in major metropolitan areas. RREEF's portfolio currently contains over 70 investments totaling approximately $3.0 billion.

RELEASE. The Borrower may obtain release of an individual property upon the satisfaction of certain conditions, including but not limited to (i) the debt service coverage ratio for the remaining properties is equal to or greater than
1.43 to 1.00 and (ii) if properties remaining are subject to leases that are scheduled to expire on or before twenty-four months after the maturity date which, in the aggregate, cover twenty percent or more of the aggregate net rentable space, lender shall have the right to require additional reserves for tenant improvements and leasing commissions equal to $18.00 per square foot with respect to such expiring leases.

SUBSTITUTION. The borrower is permitted to substitute properties as collateral during the term of the loan subject to certain conditions including, but not limited to; (i) in no event shall the aggregate appraisal values of the substituted properties, either pursuant to a single substitution or multiple substitutions, exceed 35% of the original allocated loan amount of the properties; (ii) the appraisal value of the substitute property is equal to or greater than the appraisal value of the substituted property as of the date immediately prior to the date of the substitution; (iii) the proforma debt service coverage ratio for the twelve months immediately preceding the substitution after giving effect to the substitution shall be equal to or greater than (a) 1.43 to 1.00 and (b) the actual debt service coverage ratio for the twelve months immediately preceding the substitution; (iv) in the event that the original allocated loan amount of the substituted property equals or exceeds
$50,000,000, the receipt of rating agency approval; and (v) no event of default shall have occurred.

THE PROPERTY. The RREEF Silicon Valley Office Portfolio mortgage loan is secured by 119 office buildings located in 18 separate office parks totaling approximately 5,332,996 square feet. The properties are located within five separate submarkets in the Silicon Valley region of California. There is limited tenant concentration in the RREEF Portfolio, as no tenant comprises more than
8.0% of the portfolio's aggregate net rentable area ("NRA").

SIGNIFICANT TENANTS.

Maxtor Corporation ("Maxtor") (8.0% of NRA, NYSE: STX) is located in Milpitas,
California, and is one of the world's largest manufacturers of computer hard disk drives, targeting the server and desktop markets. Founded in 1982, Maxtor was acquired by Seagate Technology ("Seagate") in May 2006. Maxtor currently operates under the Seagate name and is listed on the NYSE as "STX." Seagate was founded in 1979 and is a worldwide leader in the design, manufacturing and marketing of hard disc drives. Among several awards, Seagate was named 2006
Company of the Year by Forbes Magazine.

Synopsis, Inc. (7.5% of NRA, NASDAQ: SNPS) is located in Mountain View,
California, and is engaged in the development of electronic design automation software used in the global semiconductor and electronics industries. Synopsis was founded in 1986 and has more than 60 offices and approximately 5,000 employees throughout North America, Europe, and Asia. Revenues for the fiscal year ending October 31, 2005 were in excess of $991 million.

AKT America (3.2% of NRA) is located in Santa Clara, California and partners with clients to integrate eLearning, Knowledge Management, Performance
Management and Organization and Change Strategy to optimize workforce performance. Founded in early 1999, the private company is based in Israel and also operates in the Netherlands.

THE MARKET(1). Silicon Valley, part of the greater San Francisco-Oakland-San
Jose Consolidated Metropolitan Statistical Area ("MSA"), encompasses approximately 1,740 square miles and is comprised of San Mateo County and Santa
Clara County. The current population in Silicon Valley is in excess of 2.4 million, with an average household income of $109,400. The technology sector accounts for nearly a quarter of the area's employment base. Average office rent in Silicon Valley is $1.98 per square foot with a direct vacancy rate of 12.0%
and a total office inventory of approximately 40.7 million square feet, with approximately 80,000 square feet under construction. Average rent for research and development ("R&D") space in Silicon Valley is $0.92 per square foot with a direct vacancy rate of 15.8% and a total R&D inventory of approximately 169.2 million square feet, with approximately 294,000 square feet under construction.

(1)  Certain information was obtained from the Quantum Business Park, Maude 4-7,
     Marriott, Park Square Phase I & II, Jay 1-6/Olcott, North Pointe Business
     Park, Sunnyvale/Santa Clara/San Jose, Orchard Park, Peery Park I, Mountain
     View Properties, Walsh 1-8, Peery Park II, Macara A & B, Zanker/Brokaw,
     Guadalupe A-C, Peery Park Biotech, and Great American Parkway A-C appraisal dated 04/11/06 and the Milipitas Business Park appraisal dated 04/15/06.
     The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    16 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                      RREEF SILICON VALLEY OFFICE PORTFOLIO
--------------------------------------------------------------------------------

MILPITAS

Milpitas, California is bordered by San Jose, California to the south, Fremont,
California to the north, San Francisco Bay to the west, and Foothills,
California to the east. The city has experienced population growth over the last
30 years, primarily due to increased residential development resulting from the commercial development of Silicon Valley. Average rent in the Milpitas office market is $1.89 per square foot with a direct vacancy rate of 6.9%, an improvement from 10.8% at year end 2004. Average rent in the Milpitas R&D market is $0.88 per square foot with a direct vacancy rate of 22.7%.

MOUNTAIN VIEW

Mountain View, California is situated in the northwest quadrant of Santa Clara
County along the southwesterly shore of San Francisco Bay, approximately 34 miles south of San Francisco and 14 miles north of San Jose. The market is home to such corporations as Google, Inc., Intuit, Inc., and Microsoft. Average rent in the Mountain View office market is $2.17 per square foot with a direct vacancy rate of 9.4%, an improvement from 20.7% at year end 2003. Average rent in the Mountain View R&D market is $1.02 per square foot with a direct vacancy rate of 12.4%.

SAN JOSE

San Jose, California, the third most populous city in the state, is located in the southern end of the San Francisco Bay, approximately 48 miles south of San
Francisco. San Jose's major employers include Cisco Systems, Inc., Stanford
University, Sun Microsystems, Inc., and IBM Corporation. Average rent in the San
Jose non-CBD office market is $1.75 per square foot with a direct vacancy rate of 11.0%. Average rent in the San Jose R&D market is $0.88 per square foot with a direct vacancy rate of 17.7%.

SANTA CLARA

Santa Clara, California is located in central Silicon Valley and is one of the larger Silicon Valley submarkets in terms of both inventory and population. The submarket consists primarily of light manufacturing industries. Average rent in the Santa Clara office submarket is $1.72 per square foot with a direct vacancy rate of 5.0%. Average rent in the Santa Clara R&D submarket is $0.96 per square foot with a direct vacancy rate of 15.1%.

SUNNYVALE

Sunnyvale, California is situated in the northwest quadrant of Santa Clara
County along the southern tip of San Francisco Bay. The market is home to such companies as Lockheed Martin, Yahoo, Inc., and Synopsis, Inc. Average rent in the Sunnyvale office market is $1.91 per square foot with a direct vacancy rate of 15.3%. Average rent in the Sunnyvale R&D market is $0.88 per square foot with a direct vacancy rate of 13.2%.

PROPERTY MANAGEMENT. The mortgaged properties will be managed by RREEF
Management Company, an affiliate of the sponsor. RREEF Management Company employs approximately 530 property management professionals who manage approximately 15.4 million square feet of office, industrial, retail and multifamily space across 14 states.

                                    17 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                      RREEF SILICON VALLEY OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                PORTFOLIO SUMMARY

                                             YEAR BUILT/
                                                YEAR         SQUARE
PROPERTY NAME                   LOCATION      RENOVATED       FEET
--------------------------------------------------------------------

QUANTUM BUSINESS PARK        Milpitas         1990/1998      775,249
MAUDE 4-7                    Mountain View    1979/1984      397,510
MILPITAS BUSINESS PARK       Milpitas         1983/1985      608,968
MARRIOTT                     Santa Clara      1980           427,501
PARK SQUARE PHASE I AND
   PHASE II                  Santa Clara      1977/1978      465,155
JAY 1-6/OLCOTT               Santa Clara      1978/1983      371,106
NORTH POINTE BUSINESS PARK   San Jose         1990/2002      330,670
SUNNYVALE/SANTA CLARA/       Sunnyvale,
   SAN JOSE                  Santa Clara,
                             San Jose         1966/1984      293,297
ORCHARD PARK                 San Jose         1979           260,561
PEERY PARK I                 Sunnyvale        1962/1979      252,615
MOUNTAIN VIEW PROPERTIES     Mountain View    1959/2000      170,769
WALSH 1-8                    Santa Clara      1975/1980      251,061
PEERY PARK II                Sunnyvale        1962/1999      202,149
MACARA A&B                   Sunnyvale        1997            96,066
ZANKER/BROKAW                San Jose         1984           120,693
GUADALUPE A-C                Santa Clara      1983           128,000
PEERY PARK BIOTECH           Sunnyvale        1972            83,336
GREAT AMERICA PARKWAY A-C    Santa Clara      1979            98,290
--------------------------------------------------------------------
                                                           5,332,996
--------------------------------------------------------------------

                                                                                  ALLOCATED LOAN
PROPERTY NAME                OCCUPANCY %               LEAD TENANTS                   AMOUNT
------------------------------------------------------------------------------------------------

QUANTUM BUSINESS PARK           100.0%     Maxtor Corporation                      $ 43,396,071
MAUDE 4-7                       100.0%     Synopsis, Inc.                            35,081,786
MILPITAS BUSINESS PARK           56.8%     Adac Laboratories                         21,665,357
MARRIOTT                         96.5%     Transmeta Corporation                     20,536,786
PARK SQUARE PHASE I AND
   PHASE II                      60.2%     BRN Phoenix                               20,515,000
JAY 1-6/OLCOTT                   75.7%     AKT America, Inc.                         16,607,500
NORTH POINTE BUSINESS PARK       46.7%     Network General Corporation               14,566,786
SUNNYVALE/SANTA CLARA/
   SAN JOSE
                                 73.2%     Xymox Technologies, Inc.                  11,462,143
ORCHARD PARK                     81.0%     Selectica, Inc                            10,854,286
PEERY PARK I                     75.6%     Palm Inc                                   9,139,286
MOUNTAIN VIEW PROPERTIES         72.6%     Hammerhead Systems, Inc.                   8,596,786
WALSH 1-8                        23.7%     Institute for Business & Tech              8,401,429
PEERY PARK II                    64.0%     Scios Inc.                                 7,381,071
MACARA A&B                      100.0%     Esilicon Corporation                       5,036,429
ZANKER/BROKAW                    47.1%     Mark Thomas & Company, Inc.                4,862,857
GUADALUPE A-C                    20.0%     Minerva Networks, Inc.                     4,515,357
PEERY PARK BIOTECH               46.4%     Molecular Medical Research Institute       4,255,000
GREAT AMERICA PARKWAY A-C         0.0%                                                3,126,070
------------------------------------------------------------------------------------------------
                                                                                   $250,000,000
------------------------------------------------------------------------------------------------

                             LEASE ROLLOVER SCHEDULE

             NUMBER OF     SQUARE
              LEASES        FEET     % OF GLA    BASE RENT
YEAR         EXPIRING     EXPIRING   EXPIRING    EXPIRING
-----------------------------------------------------------

VACANT          NAP      1,524,255     28.6%            NAP
2006 & MTM       17        285,180      5.3     $ 9,404,358
2007             30        393,457      7.4       7,767,113
2008             36        618,644     11.6      12,201,765
2009             26        617,054     11.6      10,614,225
2010             14        298,428      5.6       5,663,012
2011             16        782,333     14.7      14,882,446
2012              3        142,242      2.7       1,378,168
2013              2        199,068      3.7       4,680,635
2014              0              0      0.0               0
2015              6        412,905      7.7      10,929,231
2016              0              0      0.0               0
AFTER             1         59,430      1.1         862,924
-----------------------------------------------------------
                151      5,332,996    100.0%    $78,383,878
-----------------------------------------------------------

             % OF BASE    CUMULATIVE   CUMULATIVE %    CUMULATIVE   CUMULATIVE %
                RENT     SQUARE FEET      OF GLA       BASE RENT    OF BASE RENT
YEAR          EXPIRING     EXPIRING      EXPIRING       EXPIRING      EXPIRING
--------------------------------------------------------------------------------

VACANT           NAP      1,524,255        28.6%              NAP         NAP
2006 & MTM      12.0%     1,809,435        33.9%      $ 9,404,358        12.0%
2007             9.9      2,202,892        41.3%      $17,171,471        21.9%
2008            15.6      2,821,536        52.9%      $29,373,236        37.5%
2009            13.5      3,438,590        64.5%      $39,987,462        51.0%
2010             7.2      3,737,018        70.1%      $45,650,474        58.2%
2011            19.0      4,519,351        84.7%      $60,532,920        77.2%
2012             1.8      4,661,593        87.4%      $61,911,088        79.0%
2013             6.0      4,860,661        91.1%      $66,591,723        85.0%
2014             0.0      4,860,661        91.1%      $66,591,723        85.0%
2015            13.9      5,273,566        98.9%      $77,520,954        98.9%
2016             0.0      5,273,566        98.9%      $77,520,954        98.9%
AFTER            1.1      5,332,996       100.0%      $78,383,878       100.0%
--------------------------------------------------------------------------------
               100.0%
--------------------------------------------------------------------------------

                                    18 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                      RREEF SILICON VALLEY OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                       SIGNIFICANT TENANTS ROLLING IN 2008

                                                                % OF 2008     PROPERTY RENT
                                  SQUARE FEET    ANNUAL BASE    BASE RENT    PSF/MARKET RENT
PROPERTY NAME        TENANT         EXPIRING        RENT       EXPIRING(1)        PSF(2)
--------------------------------------------------------------------------------------------

MARRIOTT        Transmeta Corp.     126,225      $4,468,365        36.6%      $1.89 / $1.10
MILPITAS        Philips/ADAC         97,962       1,057,989         8.7       $2.05 / $0.90
MACARA          Esilicon             34,086       1,002,128         8.2       $1.83 / $1.20
PEERY II        Scios Inc.           51,680         973,264         8.0       $1.29 / $1.00
--------------------------------------------------------------------------------------------
TOTAL                               309,954      $7,501,746        61.5%
--------------------------------------------------------------------------------------------

2008 TOTAL BASE RENT EXPIRING: $12,201,765

(1)  Calculated based on total rent to be collected in 2008.

(2)  Based on certain information obtained from the appraisal and represented on a monthly basis.

                       SIGNIFICANT TENANTS ROLLING IN 2011

                                                                       % OF 2011
                                          SQUARE FEET   ANNUAL BASE    BASE RENT    PROPERTY RENT PSF/
PROPERTY NAME              TENANT           EXPIRING        RENT      EXPIRING(1)   MARKET RENT PSF(2)
------------------------------------------------------------------------------------------------------

QUANTUM              Maxtor Corporation     426,734      $8,898,121      59.8%         $1.80 / $1.00
PARK SQUARE I & II   Atricia, Inc. Mach      21,441         668,959       4.5          $1.21 / $1.05
------------------------------------------------------------------------------------------------------
TOTAL                                       448,175      $9,567,080      64.3%
------------------------------------------------------------------------------------------------------

2011 TOTAL BASE RENT EXPIRING: $14,882,446

(1)  Calculated based on total rent to be collected in 2011.

(2)  Based on certain information obtained from the appraisal and represented on a monthly basis.

                                    19 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                      RREEF SILICON VALLEY OFFICE PORTFOLIO
--------------------------------------------------------------------------------

   [MAP INDICATING LOCATION OF RREEF SILICON VALLEY OFFICE PORTFOLIO OMITTED]

                                    20 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    21 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                           ONE & TWO PRUDENTIAL PLAZAS
--------------------------------------------------------------------------------

                [4 PHOTOS OF ONE & TWO PRUDENTIAL PLAZAS OMITTED]

                                    22 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                           ONE & TWO PRUDENTIAL PLAZAS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:(1)                $205,000,000
CUT-OFF DATE PRINCIPAL BALANCE:(1)            $205,000,000
% OF POOL BY IPB:                             9.5%
LOAN SELLER:                                  JPMorgan Chase Bank, N.A.
BORROWER:                                     BFPRU I, LLC
SPONSOR:                                      Bentley Forbes
ORIGINATION DATE:                             05/25/06
INTEREST RATE:                                6.0622%
INTEREST-ONLY PERIOD:                         120 months
MATURITY DATE:                                06/01/16
AMORTIZATION TYPE:                            Interest-only
ORIGINAL AMORTIZATION:                        N/A
REMAINING AMORTIZATION:                       N/A
CALL PROTECTION:                              L(24), Def(89), O(4)
CROSS-COLLATERALIZATION:                      No
LOCK BOX:                                     Cash Management Agreement
ADDITIONAL DEBT:(2)                           $265,000,000
ADDITIONAL DEBT TYPE:(2)                      Pari Passu Loan and Mezzanine Loan
LOAN PURPOSE:                                 Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                               INITIAL       MONTHLY
                                              ------------------------
TAXES:                                        $ 7,007,181   $1,557,151
TI/LC:(6)                                     $31,000,000    Springing
ENGINEERING:                                  $   903,006   $        0
CASH FLOW:(7)                                 $ 3,500,000   $        0
OTHER:(8)                                     $ 8,307,000   $        0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                       Portfolio
TITLE:                                        Fee
PROPERTY TYPE:                                Office - CBD
SQUARE FOOTAGE:                               2,196,342
LOCATION:                                     Chicago, IL
YEAR BUILT/RENOVATED:                         Various/Various
OCCUPANCY:                                    84.8%
OCCUPANCY DATE:                               04/01/06
NUMBER OF TENANTS:                            114
HISTORICAL NOI:
   2003:                                      $39,194,219
   2004:                                      $37,717,465
   2005:(3)                                   $27,784,157
UW REVENUES:                                  $76,313,434
UW EXPENSES:                                  $36,618,770
UW NOI:(4)                                    $39,694,664
UW NET CASH FLOW:                             $36,935,317
APPRAISED VALUE (AS STABILIZED):(5)           $525,000,000
APPRAISAL DATE:                               04/05/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF(9):                      $187
CUT-OFF DATE LTV(9):                          78.1%
MATURITY DATE LTV(9):                         78.1%
UW DSCR:(10)                                  1.47x
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                                   RATINGS                                                       LEASE
TENANT NAME                     MOODY'S/S&P(11)    SQUARE FEET   % OF GLA   BASE RENT PSF   EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------------

PEOPLES GAS LIGHT AND COKE         Baa2/A-           260,596       11.9%        $12.12            2014
BAKER & MCKENZIE LLP                                 229,891       10.5%        $21.62            2012
MCGRAW HILL INC.                     A1              153,065        7.0%        $23.15            2016
KIRKLAND & ELLIS, LLP                                105,547        4.8%        $11.72            2009
AON CORPORATION                   Baa2/BBB+           67,358        3.1%        $23.99            2009
INFINITY HOLDINGS                                     66,671        3.0%        $15.88            2018
LEYDIG VOIT & MAYER LTD.                              65,802        3.0%        $21.41            2010

(1)  The total financing amount of $410 million is being provided to the borrower for the acquisition of One and Two Prudential Plaza. The $410 million A-Note has been split into two pari passu notes (a $205 million A-1
     Note not included in the Trust, and a $205 million A-2 Note included in the
     Trust).

(2)  Additional debt includes the $205 million pari passu A-2 Note, as well as a
     $60 million mezzanine loan.

(3)  One reason for the decline in NOI and Occupancy at the property between
     2003 and 2005 is that Deloitte & Touche vacated 16 floors totaling approximately 375,000 square feet in 2004. The borrower has leased 250,000 square feet of this space within the past 18 months to backfill 10 of these floors.

(4)  Difference between UW NOI and 2005 NOI are mainly attributed to the inclusion of all rent steps through 3/07, averaged rents over the lease term for CBS Radio and McGraw Hill, and new leases signed in 2005 and 2006.

(5)  The appraised value of the property on an "as is" basis has been determined to be approximately $490,000,000. LTV figures presented herein have been calculated based on the "as stabilized" figures.

(6)  An upfront reserve in the amount of $31,000,000 was collected at closing in connection with tenanting costs. This reserve consists of $12,000,000 to cover the costs of leasing currently vacant space, and $19,000,000 to cover costs associated with renewal and re-leasing of space occupied as of the
     Cut-off Date.

(7)  The cash flow reserve is being held for rent abatements, and free rent periods tenants have during the term of the loan.

(8)  Since funding, $1,807,866 of the original $8.3 million reserve has been released. The remainder is comprised of two parts: $3.399 million of this reserve is being held for currently unfunded TI/LCs, and will be released upon completion of such improvements. The remaining $3.1 million is being held for future capital improvements during the term of the loan.

(9)  Calculated based on the aggregate Cut-off Date principal balance of the A-1 and A-2 pari passu A-Notes in the amount of $410,000,000. LTV figures presented herein have been calculated based on the "as stabilized"
     appraised value.

(10) Calculated based on the aggregate debt service of the A-1 and A-2 Notes.

(11) Ratings provided are for the parent company of the entity listed in the
     "Tenant Name" field whether or not the parent company guarantees the lease.

                                    23 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                           ONE & TWO PRUDENTIAL PLAZAS
--------------------------------------------------------------------------------

THE LOAN. The One & Two Prudential Plazas mortgage loan is secured by a first mortgage fee interest in two Class A office towers comprising a total of approximately 2,196,342 square feet, located in Chicago, Illinois.

The total financing amount of $410,000,000 is bifurcated into two pari-passu notes, a $205,000,000 A-1 note previously securitized, and a $205,000,000 A-2 note included in the Trust. In addition, there is a $60,000,000 mezzanine loan.

THE BORROWER. The borrowing entity, BFPRU I, LLC is a special purpose entity controlled by the sponsor Bentley Forbes. Bentley Forbes is a privately owned commercial real estate investment company founded in 1993 by the Wehba family.
The Company has been involved in the acquisition, development and ownership of commercial real estate properties for over 20 years. Currently the Company owns a commercial real estate portfolio with over 15 million square feet of office, retail and industrial properties and an estimated market value exceeding $1.5 billion.

THE PROPERTY. One & Two Prudential Plazas is an office complex that consists of two separate, but integrated, Class A office towers located in the East Loop submarket of downtown Chicago, containing approximately 2,196,342 square feet of
Class A Office space. One Prudential Plaza is a 41 story Class A office building completed in 1955, and renovated in 1990 that includes approximately 1,202,835 net rentable square feet, and Two Prudential Plaza is a 64-story Class A office building completed in 1990 that includes approximately 993,507 net rentable square feet. The towers are connected by a public mezzanine level that contains approximately 70,000 square feet of restaurants and retail space. Other amenities include a five level underground parking facility, underground connection to the Randolph Street commuter rail station and a one acre landscaped plaza.

The mortgaged property is situated just north of Millenium Park, and one block east of Michigan Avenue and provides views of Lake Michigan to the East and the
Chicago River to the North. The site is accessed via I-90 from the West as well as other expressways including Lake Shore drive from the south and Wacker Drive.
The mortgaged property has pedestrian access as it is connected to a network of underground pedestrian corridors (the "Pedway") that provide direct access to neighboring hotels, department stores, office buildings and cultural attractions throughout the city of Chicago. This project is part of the development of the area know as the "New East Loop" which encompasses the area immediately surrounding Prudential Plaza.

RELEASE. Borrower may obtain a release of either the One Prudential Plaza property or the Two Prudential Plaza property if it partially defeases the mortgage loan and upon the satisfaction of certain conditions, including (i)
after the release, the debt service coverage ratio for the remaining parcel is equal to or greater than the greater of (a) 1.10 to 1.0 and (b) the combined debt service coverage ratio for the 12 months preceding the release; (ii) after the release, the loan-to-value ratio for the remaining parcel is equal to or less than the lesser of (a) 80% and (b) the loan-to-value ratio immediately prior to the release; and (iii) partial defeasance of the loan in an amount equal to 115% to 125% of the loan amount allocated to the property to be released.

SIGNIFICANT TENANTS.

Peoples Gas Light & Coke (NYSE: PGL) occupies approximately 260,596 square feet, or approximately 11.9% of the buildings net rentable area. Peoples Gas Light &
Coke is a division of Peoples Energy Corporation that distributes natural gas to over 900,000 customers in Chicago and Northeastern Illinois. In addition to distributing natural gas and energy services to its customers, Peoples Energy
Corporation engages in wholesale natural gas and electricity marketing, midstream gas services and independent power production, and oil and gas production. In 2005 Peoples Energy Corporation had total sales of approximately
$2.5 billion, and net income of approximately $78.1 million.

Baker & McKenzie LLP occupies approximately 229,891 square feet, or approximately 10.5% of the buildings net rentable area. Baker & McKenzie LLP is one of the world's largest law practices with more than 8,000 lawyers and nearly
70 offices in 40 countries. The firm offers expertise in areas including intellectual property law, antitrust & trade law, mergers and acquisitions and tax law.

McGraw Hill Inc. (NYSE: MHP) occupies approximately 153,065 square feet, or approximately 7.0% of the buildings net rentable area. McGraw Hill Inc. is one of the world's largest producers of textbooks, tests, and related materials, serving the elementary, secondary, and higher education markets. In addition
McGraw Hill Inc. is a leading provider of financial and business information services through its Standard & Poor's rating agency division. In 2005 the company had total sales of approximately $6.0 billion and net income of approximately $844.3 million.

Kirkland & Ellis, LLP occupies approximately 105,457 square feet, or approximately 4.8% of the buildings net rentable area. Kirkland & Ellis, LLP has more than 1,000 lawyers in 7 offices worldwide. The firm serves clients with practices in intellectual property, mergers and acquisitions, antitrust, and employee benefits.

Aon Corporation (NYSE: AOC) occupies approximately 67,358 square feet, or approximately 3.1% of the buildings net rentable area. Aon Corporation is a leading insurance and reinsurance broker. The firm operates in three major segments: risk and insurance brokerage, consulting services, and consumer insurance underwriting. In 2005 Aon Corporation had total revenues of approximately $9.8 billion and net income of approximately $737.0 million.

                                    24 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                           ONE & TWO PRUDENTIAL PLAZAS
--------------------------------------------------------------------------------

THE MARKET(1). The mortgaged property is a Class A office building in downtown
Chicago located in the East Loop office submarket. The Chicago CBD is the financial center of the Midwest and represents the second largest concentration of office space in the nation. As of the fourth quarter of 2005 the downtown
Chicago CBD comprised approximately 119.0 million square feet of office space, of which approximately 21.1 million square feet were located in the East Loop submarket. The East Loop is the third largest submarket within downtown Chicago and accounts for approximately 17.8% of the CBD's total inventory and 11.3% of the Class A office space located within the CBD.

The East Loop submarket contains 5 Class A office properties and 7 towers, including the mortgaged property. The market has experienced significant vacancies in the past five years followed by backfill. Over the past five years the five office towers in the "New East Loop," including the mortgaged property, have realized positive absorption of approximately 412,600 square feet per year.
One reason for this absorption has been the redevelopment of Millennium Park.

The mortgaged property averaged year-end occupancy of approximately 95% between
1995 and 2004. The mortgaged property has successfully leased approximately
250,000 square feet over the past 18 months against significant competition across submarkets.

PROPERTY MANAGEMENT. Bentley Forbes Midwest Property Management, LLC will serve as the property manager for the mortgaged property subsequent to the acquisition by Bentley Forbes LLC. The management company is a subsidiary of the sponsor.

(1)  Certain information was obtained from the One & Two Prudential Plazas appraisal dated 4/05/2006.

                             LEASE ROLLOVER SCHEDULE

              NUMBER OF     SQUARE      % OF
                LEASES       FEET        NRA      BASE RENT
 YEAR          EXPIRING    EXPIRING   EXPIRING     EXPIRING
------------------------------------------------------------

 VACANT          NAP        333,887      15.2%           NAP
 2006 & MTM       37         45,494       2.1    $   699,406
 2007             19        100,110       4.6      1,826,912
 2008             29         86,538       3.9      1,716,022
 2009             19        200,829       9.1      3,394,797
 2010             20        129,159       5.9      3,028,858
 2011             16         48,101       2.2      1,180,369
 2012             22        309,064      14.1      6,554,664
 2013              8         41,187       1.9        655,325
 2014             38        311,008      14.2      4,025,904
 2015             17        168,961       7.7      3,182,208
 2016             16        211,445       9.6      4,447,748
 AFTER            31        210,559       9.6      2,511,753
------------------------------------------------------------
 TOTAL:          272      2,196,342     100.0%   $33,223,965
------------------------------------------------------------

              % OF BASE    CUMULATIVE   CUMULATIVE                     CUMULATIVE %
                 RENT     SQUARE FEET    % OF NRA    CUMULATIVE BASE   OF BASE RENT
 YEAR          EXPIRING     EXPIRING     EXPIRING     RENT EXPIRING      EXPIRING
-----------------------------------------------------------------------------------

 VACANT           NAP        333,887        15.2%              NAP           NAP
 2006 & MTM       2.1%       379,381        17.3%      $   699,406           2.1%
 2007             5.5        479,491        21.8%      $ 2,526,317           7.6%
 2008             5.2        566,029        25.8%      $ 4,242,339          12.8%
 2009            10.2        766,858        34.9%      $ 7,637,136          23.0%
 2010             9.1        896,017        40.8%      $10,665,995          32.1%
 2011             3.6        944,118        43.0%      $11,846,363          35.7%
 2012            19.7      1,253,182        57.1%      $18,401,027          55.4%
 2013             2.0      1,294,369        58.9%      $19,056,352          57.4%
 2014            12.1      1,605,377        73.1%      $23,082,256          69.5%
 2015             9.6      1,774,338        80.8%      $26,264,464          79.1%
 2016            13.4      1,985,783        90.4%      $30,712,212          92.4%
 AFTER            7.6      2,196,342       100.0%      $33,223,965         100.0%
-----------------------------------------------------------------------------------
 TOTAL:         100.0%
-----------------------------------------------------------------------------------

                                    25 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                           ONE & TWO PRUDENTIAL PLAZAS
--------------------------------------------------------------------------------

        [MAP INDICATING LOCATION OF ONE & TWO PRUDENTIAL PLAZAS OMITTED]

                                    26 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                           ONE & TWO PRUDENTIAL PLAZAS
--------------------------------------------------------------------------------

                    ONE & TWO PRUDENTIAL PLAZA STACKING PLAN

             [STACKING PLAN OF ONE & TWO PRUDENTIAL PLAZAS OMITTED]

                                    27 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                         PRIME RETAIL OUTLETS PORTFOLIO
--------------------------------------------------------------------------------

              [4 PHOTOS OF PRIME RETAIL OUTLETS PORTFOLIO OMITTED]

                                    28 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                         PRIME RETAIL OUTLETS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                     $114,720,000
CUT-OFF DATE PRINCIPAL BALANCE:                 $114,720,000
% OF POOL BY IPB:                               5.3%
LOAN SELLER:                                    CIBC Inc.
BORROWER:                                       Lee Outlets LLC, Calhoun Outlets
                                                LLC, Gaffney Outlets LLC
SPONSOR:                                        Prime Outlets Acquisition
                                                Company LLC
ORIGINATION DATE:                               08/09/06
INTEREST RATE:                                  5.7900%
INTEREST-ONLY PERIOD:                           24 months
MATURITY DATE:                                  09/01/16
AMORTIZATION TYPE:                              Balloon
ORIGINAL AMORTIZATION:                          360 months
REMAINING AMORTIZATION:                         360 months
CALL PROTECTION:                                L(24),Def(92),O(4)
CROSS-COLLATERALIZATION:                        No
LOCK BOX:                                       Springing
ADDITIONAL DEBT (1):                            No
ADDITIONAL DEBT TYPE:                           Permitted Mezzanine Loan
LOAN PURPOSE:                                   Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                 INITIAL     MONTHLY
                                                ---------------------
TAXES:                                          $1,042,469   $138,841
INSURANCE:                                      $   76,530   $ 12,755
CAPEX:                                          $        0   $  9,765
TI/LC (2):                                      $1,972,481   $      0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                         Portfolio
TITLE:                                          Fee and Leasehold
PROPERTY TYPE:                                  Retail -- Anchored
SQUARE FOOTAGE:                                 781,184
LOCATION:                                       Various
YEAR BUILT/RENOVATED:                           Various
OCCUPANCY:                                      94.8%
OCCUPANCY DATE:                                 07/18/06
NUMBER OF TENANTS:                              189
HISTORICAL NOI:
   2004:                                        $9,694,872
   2005:                                        $9,073,240
   TTM AS OF 04/30/06:                          $9,575,368
AVERAGE IN-LINE SALES PER SQUARE
FOOT:                                           $289
IN-LINE OCCUPANCY COST:                         8.9%
UW REVENUES:                                    $17,143,443
UW EXPENSES:                                    $6,299,089
UW NOI(3):                                      $10,844,354
UW NET CASH FLOW:                               $10,113,813
APPRAISED VALUE:                                $143,400,000
APPRAISAL DATE:                                 Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                            $147
CUT-OFF DATE LTV:                               80.0%
MATURITY DATE LTV:                              70.6%
UW DSCR:                                        1.25x
--------------------------------------------------------------------------------

                                PORTFOLIO SUMMARY

                                       YEAR BUILT/ YEAR                                           LEAD TENANT %  ALLOCATED LOAN
PROPERTY NAME              LOCATION        RENOVATED     SQUARE FEET  OCCUPANCY %  LEAD TENANT       OF GLA          BALANCE
-------------------------------------------------------------------------------------------------------------------------------

PRIME OUTLETS -- LEE      Lee, MA             1997         224,607        98.2%    Liz Claiborne       4.5%       $ 53,920,000
PRIME OUTLETS -- GAFFNEY  Gaffney, SC      1996/1998       302,310        92.1%    Pottery Barn        6.0%         39,200,000
PRIME OUTLETS -- CALHOUN  Calhoun, GA      1992/1995       254,267        95.0%    Vanity Fair        10.2%         21,600,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                     781,184        94.8%                                   $114,720,000
-------------------------------------------------------------------------------------------------------------------------------

(1)  The lender will permit future mezzanine financing on the mortgaged property provided that the mezzanine loan, when combined with the first mortgage shall not have an LTV greater than 85.0% and will have a DSCR of no less than 1.10x.

(2)  At origination, the lender escrowed $1,972,481 into a TI/LC reserve account in connection with outstanding tenant improvement allowances related to certain tenants as specified in the loan documents. Related funds will be remitted to the borrower when the related tenant is in occupancy, open for business, paying full contractual rent and delivers a clean estoppel to the lender.

(3)  The increase in the UW NOI versus the TTM as of 4/30/06 is primarily attributable to the recent leasing activity at the properties.

                                    29 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                         PRIME RETAIL OUTLETS PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Prime Retail Outlets Portfolio loan is secured by a first mortgage interest in 3 retail outlet centers totaling 781,184 square feet located in
Massachusetts, South Carolina and Georgia.

THE BORROWER. The borrower is comprised of three single purpose entities, Lee
Outlets LLC, Calhoun Outlets LLC and Gaffney Outlets LLC, which are wholly-owned by Prime Outlet Acquisition Company, LLC ("POAC"), which is the loan sponsor and guarantor under the non-recourse carve-outs. POAC is owned by affiliates of the
Lightstone Group (60%), Arbor Realty Trust (25%) and Joseph Tabak (15%). The
Lightstone Group is a real estate investment company formed by David
Lichtenstein in 1988. The company owns and operates approximately 20 million square feet of office, retail and industrial space and 20,000 multifamily units.
Arbor Realty Trust, Inc. is a publicly traded company (NYSE: ABR) that invests in secured real estate loans, CMBS and direct real estate investments. Joseph
Tabak is an individual investor who has co-invested in many transactions sponsored by Arbor Realty Trust.

THE PROPERTY. The Prime Retail Outlets Portfolio consists of 3 retail outlet centers (781,184 square feet) located in Lee, MA, Calhoun, GA and Gaffney, SC.
The properties were built in the mid-1990's and are currently 94.8% occupied by
189 tenants, 84 of which, representing 44.8% of the net rentable area, have been in occupancy at their respective properties for at least 8 years. On a portfolio basis, tenants at the properties exhibited sales of $272 per square foot in 2004 and $289 per square foot in 2005, equating to an occupancy cost of 8.9%.

PRIME OUTLETS -- LEE

The property is a 224,607 square foot retail outlet center situated on a
222-acre land parcel located in Lee, MA. The property was built in 1997 and is currently 98.2% occupied by 65 tenants, 34 of which, representing 58.1% of the net rentable area, have been in occupancy at the property for at least 8 years.
Tenants at the property exhibited sales of $340 per square foot in 2004 and $347 per square foot in 2005, equating to an occupancy cost of 6.8%. The property exhibits a diverse mix of retailers with no one tenant occupying more than 5.0%
of the net rentable area. Notable national retailers include; The Gap (3.9% of net rentable area, 2005 sales of $702 per square foot), Ralph Lauren (3.4% of the net rentable area, 2005 sales of $719 per square foot), and J. Crew (3.1% of the net rentable area, 2005 sales of $390 per square foot).

PRIME OUTLETS -- GAFFNEY

The property is a 302,310 square foot retail outlet center situated on a 57-acre land parcel located in Gaffney, SC. The property was built in 1996 and is currently 92.1% occupied by 77 tenants, 31 of which, representing 35.4% of the net rentable area, have been in occupancy at the property for at least 8 years.
Tenants at the property exhibited sales of $292 per square foot in 2004 and $277 per square foot in 2005, equating to an occupancy cost of 11.7%. The property exhibits a diverse mix of retailers with only one tenant occupying more than
5.0% of the net rentable area. Notable national retailers include: Pottery Barn
(6.0% of the net rentable area, 2005 sales of $421 per square foot), Banana
Republic (2.8% of net rentable area, 2005 sales of $408 per square foot), and
Brooks Brothers (2.0% of the net rentable area, 2005 sales of $271 per square foot). An entertainment complex, which is not part of the collateral, is currently being built on a land parcel that is adjacent to the property. The entertainment complex will include an 8-screen (stadium seating) movie theater, a bowling alley and an arcade.

PRIME OUTLETS -- CALHOUN

The property is a 254,267 square foot retail outlet center situated on a
37.9-acre land parcel located in Calhoun, GA. The property was built in 1992 and is currently 95.0% occupied by 47 tenants, 19 of which, representing 44.2% of the net rentable area, have been in occupancy at the property for at least 8 years. Tenants at the property exhibited sales of $227 per square foot in 2004 and $243 per square foot in 2005, equating to an occupancy cost of 7.3%. The property exhibits a diverse mix of retailers with only one tenant occupying more than 5.0% of the net rentable area. Notable national retailers include: Old Navy
(4.7% of the net rentable area, 2005 sales of $623 per square foot), Nike (3.6%
of net rentable area, 2005 sales of $517 per square foot), and The Gap (3.1% of the net rentable area, 2005 sales of $513 per square foot).

RELEASE PROVISIONS.

Individual properties of the Prime Retail Outlets Portfolio may be released from the lien of the related mortgage upon defeasance by the borrower of a principal amount equal to 120% of the allocated loan amount provided that the DSCR on the remaining exposure is not less than the greater of (a) 1.30x and (b) the DSCR on the loan amount that existed immediately prior to the completion of the partial defeasance.

                                    30 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                         PRIME RETAIL OUTLETS PORTFOLIO
--------------------------------------------------------------------------------

THE MARKETS(1).

PRIME OUTLETS -- LEE

The property is located in Lee, Berkshire County, Massachusetts. The property is situated along Interstate 90 (Massachusetts Turnpike), which is an east/west thoroughfare providing access to Albany, NY (45 miles west) and Springfield, MA
(43 miles east). The average daily traffic count along Interstate 90 in the vicinity of the property is approximately 50,000 vehicles. The property is located in the Berkshire Hills area of western Massachusetts, which is a popular tourist destination. In 2006, the population within the property's trade area
(100-mile radius) was approximately 3.8 million (a 5.2% increase over 1990) with
52.5% of the households exhibiting an annual income of over $50,000.

There are 2 retail outlet centers located within a 100-mile radius of the property; Manchester Designer Outlets (95% occupied), located 87 miles north in
Manchester, VT and Lake George Outlets (93% occupied), located 100 miles northwest in Lake George, NY. Comparable properties, as defined by the appraiser, exhibit a weighted average occupancy of approximately 96%.

PRIME OUTLETS -- GAFFNEY

The property is located in Gaffney, Cherokee County, South Carolina. The property is situated along Interstate 85, which is a northeast/southwest thoroughfare providing access to Greenville (40 miles southwest) and Charlotte
(50 miles northeast). The average daily traffic count along Interstate 85 in the vicinity of the property is approximately 41,000 vehicles. In 2006, the population within the property's trade area (100-mile radius) was approximately
5.9 million (a 28.6% increase over 1990) with 45% of the households exhibiting an annual income of over $50,000.

There are 5 retail outlet centers within a 110-mile radius of the property, with the closest comparable retail outlet center, Concord Mills (97% occupied), located approximately 60 miles northeast along Interstate 85 in Concord, North
Carolina. The next closest competing retail outlet center, Tanger Outlet Center
(100% occupied), is located approximately 70 miles north in Bowling Rock, North
Carolina. The remaining comparable retail outlet centers are located approximately 110 miles away from the property. Comparable properties, as defined by the appraiser, exhibit a weighted average occupancy of approximately
94%.

PRIME OUTLETS -- CALHOUN

The property is located in Calhoun, Gordon County, Georgia. The property is situated along Interstate 75, which is a north/south thoroughfare providing access to Atlanta (65 miles south) and Chattanooga (45 miles north). The average daily traffic along Interstate 75 in the vicinity of the property is approximately 54,800 vehicles. In 2006, the population within the property's trade area (100-mile radius) was approximately 7.7 million (a 43.8% increase over 1990) with 55% of the households exhibiting an annual income of over
$50,000.

There are 10 retail outlet centers located within a 100-mile radius of the property, with the closest competing retail outlet center, Market Street Shops of Dalton (98% occupied), located approximately 20 miles north along Interstate
75 in Dalton, Georgia. The next closest competing retail outlet center, Prime
Outlets at Warehouse Row Center (90% occupied), is located 50 miles north of the property in Chattanooga, Tennessee. The remaining competing retail outlet centers are located over 50 miles away from the property. Comparable properties, as defined by the appraiser, exhibit a weighted average occupancy of 87%.

PROPERTY MANAGEMENT. The property is managed by Prime Property Management
Limited Liability Company, which is a borrower related entity.

(1)  Certain information was obtained from the Prime Retail Outlet Portfolio appraisals dated July 16, 2006 and July 17, 2006. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    31 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                         PRIME RETAIL OUTLETS PORTFOLIO
--------------------------------------------------------------------------------

                             LEASE ROLLOVER SCHEDULE

            NUMBER OF   SQUARE                          % OF BASE   CUMULATIVE  CUMULATIVE %   CUMULATIVE  CUMULATIVE %
              LEASES     FEET    % OF GLA   BASE RENT      RENT    SQUARE FEET     OF GLA      BASE RENT   OF BASE RENT
YEAR         EXPIRING  EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------

VACANT         NAP       40,538     5.2%           NAP      NAP       40,538         5.2%             NAP       NAP
2006 & MTM      48      157,035    20.1    $ 1,500,482     14.6%     197,573        25.3%     $ 1,500,482      14.6%
2007            47      182,138    23.3      2,874,602     28.0      379,711        48.6%     $ 4,375,084      42.7%
2008            19       71,779     9.2        745,774      7.3      451,490        57.8%     $ 5,120,858      50.0%
2009            16       69,690     8.9      1,185,105     11.6      521,180        66.7%     $ 6,305,963      61.5%
2010            16       87,824    11.2      1,036,331     10.1      609,004        78.0%     $ 7,342,295      71.6%
2011            16       69,000     8.8      1,080,836     10.5      678,004        86.8%     $ 8,423,131      82.2%
2012             7       14,565     1.9        323,085      3.2      692,569        88.7%     $ 8,746,216      85.3%
2013             5       14,745     1.9        355,463      3.5      707,314        90.5%     $ 9,101,679      88.8%
2014             2       23,521     3.0        231,103      2.3      730,835        93.6%     $ 9,332,783      91.1%
2015             3        7,289     0.9        167,790      1.6      738,124        94.5%     $ 9,500,573      92.7%
2016             9       39,778     5.1        686,143      6.7      777,902        99.6%     $10,186,715      99.4%
AFTER            1        3,282     0.4         62,358      0.6      781,184       100.0%     $10,249,073     100.0%
-----------------------------------------------------------------------------------------------------------------------
               189      781,184   100.0%   $10,249,073    100.0%
-----------------------------------------------------------------------------------------------------------------------

                                    32 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                         PRIME RETAIL OUTLETS PORTFOLIO
--------------------------------------------------------------------------------

          [MAP INDICATING LOCATION OF PRIME OUTLETS - LEE, MA OMITTED]

        [MAP INDICATING LOCATION OF PRIME OUTLETS - CALHOUN, GA OMITTED]

        [MAP INDICATING LOCATION OF PRIME OUTLETS - GAFFNEY, SC OMITTED]

                                    33 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                  SEQUOIA PLAZA
--------------------------------------------------------------------------------

                       [2 PHOTOS OF SEQUOIA PLAZA OMITTED]

                                    34 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                  SEQUOIA PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                       $92,700,000
CUT-OFF DATE PRINCIPAL BALANCE:                   $92,700,000
% OF POOL BY IPB:                                 4.3%
LOAN SELLER:                                      JPMorgan Chase Bank, N.A.
BORROWER:                                         FP Republic 2006, LLC, FP
                                                  Sequoia 2006, LLC, Okland
                                                  Republic 2006, LLC, Okland
                                                  Sequoia 2006, LLC, England
                                                  Sequoia 2006, LLC, RCI Sequoia
                                                  Maryland LLC
SPONSOR:                                          Clayton F. Foulger, Bryant F.
                                                  Foulger, Brent K. Pratt
ORIGINATION DATE:                                 06/30/06
INTEREST RATE:                                    6.1660%
INTEREST-ONLY PERIOD:                             120 months
MATURITY DATE:                                    07/01/16
AMORTIZATION TYPE:                                Interest-only
ORIGINAL AMORTIZATION:                            N/A
REMAINING AMORTIZATION:                           N/A
CALL PROTECTION:                                  L(24),Def(89),O(5)
CROSS-COLLATERALIZATION:                          No
LOCK BOX:                                         Cash Management Agreement
ADDITIONAL DEBT:                                  No
ADDITIONAL DEBT TYPE:                             N/A
LOAN PURPOSE:                                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                  INITIAL      MONTHLY
--------------------------------------------------------------------------------
TAXES:                                            $  296,657   $  74,164
INSURANCE:                                        $   41,559   $  13,853
CAPEX:                                            $        0   $   4,633
TI/LC(1):                                         $4,000,000   Springing
OTHER(2):                                         $1,700,000   $       0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                           Single Asset
TITLE:                                            Fee
PROPERTY TYPE:                                    Office -- CBD
SQUARE FOOTAGE:                                   370,638
LOCATION:                                         Arlington, VA
YEAR BUILT/RENOVATED:                             1988
OCCUPANCY:                                        92.1%
OCCUPANCY DATE:                                   06/14/06
NUMBER OF TENANTS:                                10
HISTORICAL NOI:
   2004:                                          $7,947,058
   2005:                                          $7,529,523
   TTM AS OF 03/31/06:                            $7,788,111
UW REVENUES:                                      $11,397,058
UW EXPENSES:                                      $3,574,664
UW NOI:                                           $7,822,394
UW NET CASH FLOW:                                 $7,544,415
APPRAISED VALUE:                                  $115,500,000
APPRAISAL DATE:                                   04/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                             $ 250
CUT-OFF DATE LTV:                                  80.3%
MATURITY DATE LTV:                                 80.3%
UW DSCR:                                           1.30x
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                            RATINGS                                                        LEASE
TENANT NAME              MOODY'S/ S&P(3)   TOTAL SF   % OF TOTAL SF   BASE RENT PSF   EXPIRATION YEAR
-----------------------------------------------------------------------------------------------------

NORTHROP GRUMMAN           Baa2/BBB+        101,760       27.5%           $31.15            2008
ENGINEERING MANAGEMENT
   CONCEPTS                                  74,591       20.1%           $30.50            2009
MADEN TECHNOLOGY                             71,100       19.2%           $25.56            2009
CANON USA                                    60,501       16.3%           $28.45            2010

(1)  A TI/LC reserve in the amount of $4,000,000 was collected at closing for leases rolling through 2010. The reserve will be released in two phases in
     2008 and 2010 based on a minimum DSCR of 1.30x (on an interest only basis).
     Beginning January 1, 2011 (the Leasing Reserve Spring Date) the borrower shall commence making a monthly deposit of $30,000 capped at $1,000,000.

(2)  A performance holdback in the amount of $1,700,000 was collected at closing, and may be released upon the satisfaction of certain conditions including but not limited to: (i) there is no event of default, and (ii)
     the property has achieved a DSCR of not less than 1.35x at the time the reserve funds are released.

(3)  Ratings provided are for the parent company of the entity listed in the
     "Tenant Name" field whether or not the parent company guarantees the lease.

                                    35 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                  SEQUOIA PLAZA
--------------------------------------------------------------------------------

THE LOAN. The Sequoia Plaza loan is secured by a first lien mortgage in a fee interest in an office complex consisting of three Class A condominium office buildings totaling 370,640 square feet located in Arlington, VA.

THE BORROWER. The borrowers are FP Sequoia 2006, LLC, FP Republic 2006, LLC,
Oakland Sequoia 2006, LLC, Okland Republic 2006, LLC, RCI Sequoia Maryland LLC,
and England Sequoia 2006, LLC, each a Maryland limited liability company and special purpose entity. The six member tenant in common borrower owns 100.0% of the property, and the sponsors of the borrower own an approximately 25% stake in the property management company.

THE PROPERTY. Sequoia Plaza is an office park consisting of three condominium office buildings constructed between 1988 and 1990 in south Arlington, VA. The buildings are situated on a 5.8 acre parcel located along U.S. Route 50, providing convenient access to interstates 395, and 66. Sequoia Plaza is located within two miles of Pentagon City, and Crystal City. The property operates a shuttle providing access to the Metrorail which operates throughout the
Washington DC metro area. Additionally, the property is located less than five miles from Reagan International Airport.

Sequoia Plaza has a current occupancy rate of 92.1%, and the effective annual rental rate per square foot is approximately $27.52.

SIGNIFICANT TENANTS.

Northrop Grumman (NYSE: NOC) currently occupies 101,760 square feet at the property and has been at the property since 1991. Northrop Grumman is the world's largest shipbuilder and number three defense contractor (behind Lockheed
Martin and Boeing). The corporation provides products and services in electronics, information technology, and integrated systems for defensive weapons systems. Northrop Grumman has 125,000 employees and a market cap of
$23.2 billion; their products include the B2 Stealth Bomber and oil tankers.

Engineering Management Concepts (EMC) currently occupies 74,591 square feet at the property. The company is a subsidiary of Tetra Tech (NASDAQ:TTEK), purchased in July 2003. EMC is an engineering and program management firm that provides services to the US Department of Defense in weapons systems testing, and related computer and information technology support. Tetra Tech is a leading provider of specialized management consulting and technical services in the areas of resource development and infrastructure. In 2005 Tetra Tech reported $1.3
Billion in revenues and employed over 7,000 employees.

Maden Technology currently occupies 71,000 square feet at the property which serves as its headquarters. The company was founded in 1986 as a provider of R&D services for the Department of Defense. Specialties of this consulting firm include data security and network system implementation.

THE MARKET(1). The mortgaged property is a Class A office complex in Arlington,
Virginia located between the Rosslyn and Crystal City submarkets along
Washington Boulevard in the Northern Virginia market. The Washington DC metro area office market is broken into three markets, the Washington DC CBD, Northern
Virginia, and Suburban Maryland. The Northern Virginia market consists of 15 submarkets, which totaled 116.1 million square feet of space as of the third quarter of 2005. The Rosslyn and Crystal City submarkets combine for approximately 18.5 million square feet of office space, or 15.9% of the market inventory. Arlington County and the submarkets the subject is located within exhibit an approximately 9.8% overall vacancy rate.

The property had an overall vacancy rate of approximately 7.9% with average asking rents of $27.36 per square foot during the first quarter of 2006. The current vacancy and rental rates have remained stable at this level.

PROPERTY MANAGEMENT. The property is managed by Foulger-Pratt Management Inc., a subsidiary of the family owned Foulger-Pratt construction company whose members include the sponsors of the borrower.

(1)  Certain information was obtained from the Sequoia Plaza appraisal dated
     04/01/06. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    36 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                  SEQUOIA PLAZA
--------------------------------------------------------------------------------

                             LEASE ROLLOVER SCHEDULE

             NUMBER OF    SQUARE      % OF
               LEASES      FEET        GLA      BASE RENT
YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING
----------------------------------------------------------

VACANT          NAP        29,189      7.9%            NAP
2006 & MTM        1         4,991      1.3     $   162,905
2007              2        37,178     10.0         883,283
2008              6       105,542     28.5       3,305,761
2009             11       116,689     31.5       3,491,415
2010              2        60,501     16.3       1,721,253
2011              0             0      0.0               0
2012              1        14,807      4.0         446,135
2013              1         1,741      0.5          55,782
2014              0             0      0.0               0
2015              0             0      0.0               0
2016              0             0      0.0               0
AFTER             0             0      0.0               0
----------------------------------------------------------
                 24       370,638    100.0%    $10,066,534
----------------------------------------------------------

             % OF BASE    CUMULATIVE   CUMULATIVE %    CUMULATIVE   CUMULATIVE %
                RENT     SQUARE FEET      OF GLA       BASE RENT    OF BASE RENT
YEAR          EXPIRING     EXPIRING      EXPIRING       EXPIRING      EXPIRING
--------------------------------------------------------------------------------

VACANT           NAP        29,189         7.9%              NAP        NAP
2006 & MTM       1.6%       34,180         9.2%      $   162,905        1.6%
2007             8.8        71,358        19.3%      $ 1,046,188       10.4%
2008            32.8       176,900        47.7%      $ 4,351,949       43.2%
2009            34.7       293,589        79.2%      $ 7,843,364       77.9%
2010            17.1       354,090        95.5%      $ 9,564,617       95.0%
2011             0.0       354,090        95.5%      $ 9,564,617       95.0%
2012             4.4       368,897        99.5%      $10,010,752       99.4%
2013             0.6       370,638       100.0%      $10,066,534      100.0%
2014             0.0       370,638       100.0%      $10,066,534      100.0%
2015             0.0       370,638       100.0%      $10,066,534      100.0%
2016             0.0       370,638       100.0%      $10,066,534      100.0%
AFTER            0.0       370,638       100.0%      $10,066,534      100.0%
--------------------------------------------------------------------------------
               100.0%
--------------------------------------------------------------------------------

                                    37 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                  SEQUOIA PLAZA
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF SEQUOIA PLAZA OMITTED]

                                    38 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    39 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 REPM PORTFOLIO
--------------------------------------------------------------------------------

                      [5 PHOTOS OF REPM PORTFOLIO OMITTED]

                                    40 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 REPM PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                    $86,680,000
CUT-OFF PRINCIPAL BALANCE:                     $86,680,000
% OF POOL BY IPB:                              4.0%
LOAN SELLER:                                   CIBC Inc.
BORROWER:                                      Portfolio Real Estate Englewood,
                                               LLC, Portfolio Real Estate
                                               Sedgewick, LLC, Portfolio
                                               Sparks, LLC, Portfolio Real
                                               Estate South Attleboro, LLC,
                                               Portfolio Real Estate West
                                               Springfield, LLC, Portfolio Real
                                               Estate New Kensington, LLC,
                                               Portfolio Real Estate Palm Bay,
                                               LLC, Portfolio Real Estate
                                               Auburn Hills, LLC, Portfolio Real
                                               Estate Marysville, LLC, Portfolio
                                               Real Estate Columbus, LLC
SPONSOR:                                       Menashe Frankel, Yecheskel
                                               Frankel
ORIGINATION DATE:                              05/23/06
INTEREST RATE:                                 6.0570%
INTEREST-ONLY PERIOD:                          60 Months
MATURITY DATE:                                 06/01/16
AMORTIZATION TYPE:                             Balloon
ORIGINAL AMORTIZATION:                         360 months
REMAINING AMORTIZATION:                        360 months
CALL PROTECTION:                               L(24), Def(89), O(4)
CROSS-COLLATERALIZATION:                       No
LOCK BOX:                                      Hard
ADDITIONAL DEBT:                               $11,020,000
ADDITIONAL DEBT TYPE:                          Mezzanine Loan
LOAN PURPOSE:                                  Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                 INITIAL        MONTHLY
                                               ---------------------------
TAXES:                                             $ 56,172        $ 8,025
INSURANCE:                                         $ 56,652        $ 7,383
ENGINEERING:                                       $  2,500        $     0
CAPEX:                                             $      0        $ 8,115
TI/LC:                                             $500,000        $12,173
OTHER(1):                                      See Footnote   See Footnote

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                        Portfolio
TITLE:                                         Fee
PROPERTY TYPE:                                 Industrial
SQUARE FOOTAGE:                                1,623,068
LOCATION:                                      Various
YEAR BUILT/RENOVATED:                          Various
OCCUPANCY:                                     100.0%
OCCUPANCY DATE:                                09/01/06
NUMBER OF TENANTS:                             10
UW NOI:                                        $8,019,235
UW NET CASH FLOW:                              $7,804,272
APPRAISED VALUE:                               $108,350,000
APPRAISAL DATE:                                Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                          $  53
CUT-OFF DATE LTV:                               80.0%
MATURITY DATE LTV:                              75.4%
UW DSCR(2):                                     1.26x
--------------------------------------------------------------------------------

(1)(a) The lender will institute an all-excess cash flow sweep upon a reduction of the DSCR below 1.02x (senior and subordinate financing P&I) for two consecutive quarters. Funds shall be remitted back to the borrower in the event that the property achieves a DSCR of 1.07x (senior and subordinate financing P&I) for two consecutive quarters.

(1)(b) The lender will institute an all-excess cash flow sweep if tenants do not renew their respective leases at least 12 months prior to expiration. The cash flow sweep will cease upon a satisfactory replacement tenant (or tenants) signing a lease at a market rent for at least five years, with the tenant in occupancy, paying rent and delivering a clean estoppel.

(1)(c) The lender will institute an all-excess cash flow sweep if a tenant declares bankruptcy. The cash flow sweep will cease and funds will be remitted back to the borrower upon (i) the tenant affirming its lease, its plan of reorganization is confirmed and the tenant emerges from bankruptcy or (ii) a satisfactory replacement tenant (or tenants) signing a lease at a market rent for at least five years, with the tenant in occupancy, paying rent and delivering a clean estoppel.

(1)(d) In the event that Vertis, Inc. (4051 Fondorf Drive) is downgraded from its current rating of "B-" by S&P or "Caa2" by Moody's, the rent from the
       Vertis, Inc. lease will be excluded from the NOI calculation to determine
       DSCR coverage. If the DSCR falls below 1.02x (senior and subordinate financing P&I) based upon such criteria, the lender will implement an all-excess cash flow sweep. The cash flow sweep will cease and funds will be remitted to the borrower upon Vertis, Inc. achieving a minimum rating of "B-" by S&P or the "Caa2" by Moody's.

(1)(e) In the event that MSX International (275 Rex Boulevard) is downgraded from its current rating of "CCC+" by S&P or "Caa1" by Moody's, the rent from the MSX International lease will be excluded from the NOI calculation to determine DSCR coverage. If the DSCR falls below 1.02x
       (senior and subordinate financing P&I) based upon such criteria, the lender will implement an all-excess cash flow sweep. The cash flow sweep will cease and funds will be remitted back to the borrower upon MSX
       International achieving a minimum rating of "CCC+" by S&P or the "Caa1"
       by Moody's.

(2)    Based on the annual debt service, which is the average of all annual principal and interest debt service payments, which are based on a fixed amortization schedule as outlined in the related loan documents.

                                    41 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 REPM PORTFOLIO
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                                                                  SQUARE   % OF   BASE RENT        LEASE
TENANT NAME                                    MOODY'S/ S&P(1)     FEET     GLA       PSF     EXPIRATION YEAR
-------------------------------------------------------------------------------------------------------------

MC TEST SERVICES INC.                                            231,313   14.3%    $ 6.46          2015
MSX INTERNATIONAL ENGINEERING SERVICES, INC.      Caa1/CCC+      151,200    9.3%    $ 8.75          2011
K AND M ELECTRONICS, INC.                         Baa1/BBB+      148,000    9.1%    $ 5.98          2009
LEEDSWORLD, INC.                                                 200,500   12.4%    $ 4.01          2016
ENGINEERED MATERIALS SOLUTIONS, INC.                             456,000   28.1%    $ 2.01          2017
VERTIS, INC.                                       Caa2/B-       151,685    9.3%    $ 5.00          2014
ADAM AIRCRAFT INDUSTRIES, INC.                                    48,790    3.0%    $13.25          2015
CESSNA AIRCRAFT COMPANY                             A3/A-         73,740    4.5%    $ 9.00          2011
SUMITOMO ELECTRIC WIRING SYSTEMS, INC.              A1/A-        130,044    8.0%    $ 3.94          2009
DURA-LINE CORPORATION                                             31,796    2.0%    $ 4.72          2020

(1)  Ratings provided are for the parent company of the entity listed in the
     "Tenant Name" field whether or not the parent company guarantees the lease.

                                PORTFOLIO SUMMARY

                                                   YEAR BUILT/
                                  LOCATION             YEAR        SQUARE    OCCUPANCY
PROPERTY NAME                   (CITY, STATE)       RENOVATED       FEET         %
--------------------------------------------------------------------------------------

2725, 2755 & 2690 KIRBY     Palm Bay, FL            1972/2004      231,313     100.0%
CIRCLE NE
275 REX BOULEVARD           Auburn Hills, MI           1986        151,200     100.0%
11 INTERSTATE DRIVE         West Springfield, MA       1987        148,000     100.0%
115 HUNT VALLEY DRIVE       New Kensington, PA      2001/2004      200,500     100.0%
39 PERRY AVENUE             Attleboro, MA           1945/1987      456,000     100.0%
4051 FONDORF DRIVE          Columbus, OH            1970/1993      151,685     100.0%
12876 EAST JAMISON CIRCLE   Englewood, CO              2000         48,790     100.0%
3737 MIDCO STREET           Wichita, KS                2001         73,740     100.0%
16940 SQUARE DRIVE          Marysville, OH             1996        130,044     100.0%
1284 EAST GLENDALE AVENUE   Sparks, NV              1976/1997       31,796     100.0%
--------------------------------------------------------------------------------------
TOTAL:                                                           1,623,068     100.0%
--------------------------------------------------------------------------------------

                                                                                 ALLOCATED
                                                                     % OFFICE       LOAN
PROPERTY NAME                                LEAD TENANT             BUILDOUT      AMOUNT
-------------------------------------------------------------------------------------------

2725, 2755 & 2690 KIRBY     MC Test Services Inc.                      22.0%    $15,600,000
CIRCLE NE
275 REX BOULEVARD           MSX International Engineering              33.1%     13,416,000
                            Services, Inc.
11 INTERSTATE DRIVE         K and M Electronics, Inc.                  40.0%     11,360,000
115 HUNT VALLEY DRIVE       Leedsworld, Inc.                            1.0%      9,920,000
39 PERRY AVENUE             Engineered Materials Solutions, Inc.       11.2%      8,752,000
4051 FONDORF DRIVE          Vertis, Inc.                               10.0%      7,120,000
12876 EAST JAMISON CIRCLE   Adam Aircraft Industries, Inc.             35.0%      6,800,000
3737 MIDCO STREET           Cessna Aircraft Company                     5.1%      6,720,000
16940 SQUARE DRIVE          Sumitomo Electric Wiring Systems, Inc.     14.0%      5,200,000
1284 EAST GLENDALE AVENUE   Dura-Line Corporation                       4.7%      1,792,000
-------------------------------------------------------------------------------------------
TOTAL:                                                                 16.6%    $86,680,000
-------------------------------------------------------------------------------------------

                                    42 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 REPM PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The REPM Portfolio loan is secured by a first mortgage interest in 10 industrial properties totaling 1,623,068 square feet located in Kansas,
Colorado, Nevada, Massachusetts, Pennsylvania, Ohio, Florida, and Michigan.

THE BORROWER. Each of the borrowers (Portfolio Real Estate Englewood, LLC,
Portfolio Real Estate Sedgewick, LLC, Portfolio Sparks, LLC, Portfolio Real
Estate South Attleboro, LLC, Portfolio Real Estate West Springfield, LLC,
Portfolio Real Estate New Kensington, LLC, Portfolio Real Estate Palm Bay, LLC,
Portfolio Real Estate Auburn Hills, LLC, Portfolio Real Estate Marysville, LLC,
Portfolio Real Estate Columbus, LLC) is a single-purpose entity that is controlled by Real Estate Portfolio Management, LLC (35.0%) and Fortis Property
Group, LLC (35.0%). The remaining 30.0% ownership interest in the borrowing entity consists of 22 investors. Real Estate Portfolio Management, LLC is owned by Menashe Frankel and Yecheskel Frankel, the loan sponsors and guarantors under the non-recourse carve-outs.

Menashe and Yecheskel Frankel each have over 10 years of experience in the ownership, management and disposition of commercial real estate. Through their real estate company, Lakestar Properties, the sponsors purchased over 30 commercial properties throughout the United States and currently own and manage
3 office properties located in Connecticut, Michigan and Arizona, 5 retail properties located in Florida, South Carolina, Indiana, Georgia and Pennsylvania
and 5 multifamily properties located in Texas.

THE PROPERTIES.

2725, 2755 & 2690 KIRBY CIRCLE NE

2725, 2755 & 2690 Kirby Circle NE is a 231,313 square foot
manufacturing/distribution/office property situated on a 17.3-acre land parcel located in Palm Bay, FL. The property was built in 1972, renovated in 2004 and offers 14 foot clear ceiling heights, 7 overhead doors and 675 parking spaces.
The property is 100% leased to MC Test Services, Inc., which is subject to a
10-year NNN lease expiring on 02/28/15 at a rental rate of $6.46 per square foot with annual CPI escalations. The tenant has 3, 5-year renewal options. MC Test
Services Inc. was founded in 1984, and is a leading provider of solutions in the assembly of printed circuit boards for original equipment manufacturers. The tenant has been in occupancy at the property, which serves as the tenant's headquarters and primary manufacturing facility, since 2001.

275 REX BOULEVARD

275 Rex Boulevard is a 151,200 square foot manufacturing/office property situated on a 11.2-acre land parcel located in Auburn Hills, MI. The property was built in 1986 and offers 21 foot clear ceiling heights, 5 overhead doors and
225 parking spaces. The property is 100% leased to MSX International Engineering
Services, Inc., which is subject to a 10-year NNN lease expiring on 12/01/11 at a rental rate of $8.75 per square foot with annual escalations of $0.25 per square foot. MSX International Engineering Services, Inc. provides engineering, human resources services and other outsourced business services (including marketing, document management, and purchasing) to clients in the transportation, financial services and medical products industries. The property serves as a critical facility for the tenant due to a significant investment in infrastructure, its proximity to Interstate 75 and major clients.

11 INTERSTATE DRIVE

11 Interstate Drive is a 148,000 square foot manufacturing/office property situated on a 12.2-acre land parcel located in West Springfield, MA. The property was built in 1987 and offers 2 drive-up doors and 231 parking spaces.
The property is 100% leased to K and M Electronics, Inc., which is subject to a
10-year NNN lease expiring on 06/30/09 at a rental rate of $5.98 per square foot, which remains flat for the duration of the lease term. The tenant has 2,
5-year renewal options. K and M Electronics, Inc., which is a wholly owned subsidiary of ITT Industries, Inc, is a leading supplier of high and low voltage power supplies for military and commercial markets. The property serves as the tenant's headquarters and sole production facility.

115 HUNT VALLEY DRIVE

115 Hunt Valley Drive is a 200,500 square foot warehouse/distribution property situated on a 24.0-acre land parcel located in New Kensington, PA. The property was built in 2001, renovated in 2004 and offers 24-28 foot clear ceiling heights, 13 drive-up doors and 35 parking spaces. The property is 100% leased to
Leedsworld, Inc., which is subject to a 12-year NNN lease expiring on 09/30/16 at a rental rate of $4.01 per square foot that remains flat throughout the lease term. Leedsworld, Inc., which was founded in 1986, is the fourth largest supplier of promotional and advertising specialty products. The property was built-to-suit for the tenant in 2001 and is the tenant's only national distribution center. The property is located adjacent to the company's headquarters.

                                    43 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 REPM PORTFOLIO
--------------------------------------------------------------------------------

39 PERRY AVENUE

39 Perry Avenue is a 456,000 square foot manufacturing/office property situated on an 11.2-acre land parcel located in Attleboro, MA. The property was built in
1945, renovated in 1987 and offers 22-28 foot clear ceiling heights, 10 docks doors and 66 parking spaces. The property is 100% leased to Engineered Materials
Solutions, Inc., which is subject to a 12-year NNN lease expiring on 08/10/17 at a rental rate of $2.01 per square foot with annual escalations of 2.0%. The tenant has 2, 5-year renewal options. Engineered Materials Solutions, Inc., which was founded in 1916, is a leading developer and manufacturer of clad metal strips and electrical contacts used in devices such as thermostats, appliances, cookware and specialty materials used by the automotive industry. The property serves as the tenant's headquarters and sole production facility.

4051 FONDORF DRIVE

4051 Fondorf Drive is a 151,685 square foot manufacturing/distribution property situated on a 7.7-acre land parcel located in Columbus, OH. The property was built in 1970, renovated in 1993 and offers 18-20 foot clear ceiling heights, 11 dock-high doors, 2 drive-in doors, 6 rail doors and 144 parking spaces. The property is 100% leased to Vertis, Inc., which is subject to a 10-year NNN lease expiring on 12/31/14 at a rental rate of $5.00 per square foot. Vertis, Inc.
provides targeted marketing services for over 3,000 clients. Vertis, Inc.'s services include market research, media planning, advertising production, digital production and fulfillment services. The tenant has been located at the property since 1985 and has invested significant capital in equipment and infrastructure. In addition, the property represents a key facility for the tenant's printing business and is strategically located near its major distribution routes.

12876 EAST ADAM AIRCRAFT CIRCLE

12876 East Adam Aircraft Circle is a 48,790 square foot manufacturing/office property situated on a 3.1-acre land parcel located in Englewood, CO. The property was built in 2000 and offers 22 foot clear ceiling heights, 5 drive-in doors and 192 parking spaces. The property is 100% leased to Adam Aircraft
Industries, Inc., which is subject to a 10-year NNN lease expiring on 04/21/15 at a rental rate of $13.25 per square foot with annual escalations of $0.25 per square foot. Adam Aircraft Industries, Inc., which was founded in 1998, designs and manufactures advanced aircraft for civil and government markets. The company currently markets and produces two aircraft models, the A500 and A700. The tenant has been in occupancy of the property, which serves as the tenant's headquarters and main R&D/manufacturing facility, since 2000.

3737 MIDCO STREET

3737 Midco Street is a 73,740 square foot research and
development/manufacturing property situated on a 10.5-acre land parcel located in Wichita, KS. The property was built in 2001 and offers 28-32 foot clear ceiling heights, 7 overhead doors and 200 parking spaces. The property is 100%
leased to Cessna Aircraft Company, which is subject to a 10-year NNN lease expiring on 06/14/11 at a rental rate of $9.00 per square foot. The tenant has
1, 3-year renewal option. Cessna Aircraft Company manufactures business jets, utility turboprops and small engine planes. The company is the fourth largest maker of business jets in the world. The property was built-to-suit for the tenant and is located in close proximity to the tenant's headquarters and the
Wichita Mid-Continent Airport. Located at the property is the tenant's
Experimental Division, whose operations were consolidated into this property from several other locations.

16940 SQUARE DRIVE

16940 Square Drive is a 130,044 square foot distribution property situated on a
18.0-acre land parcel located in Marysville, OH. The property was built in 1996 and offers 24 foot clear ceiling heights, 16 Dock-high doors, 2 drive-in doors and 78 parking spaces. The property is 100% leased to Sumitomo Electric Wiring
Systems, Inc., which is subject to a 3-year NNN lease expiring on 05/31/09 at a flat rental rate of $3.94 per square foot. Sumitomo Electric Wiring Systems,
Inc., which is a wholly owned subsidiary of Sumitomo Electric Industries, Ltd, is a single-point system integrator for electrical systems and components. The property is critical to the tenant's operation as it handles distribution of electrical components for Honda manufacturing facilities in Ohio, South
Carolina, North Carolina, Alabama and Canada. The tenant has been in occupancy at the property since 1996.

1284 EAST GLENDALE AVENUE

1284 East Glendale Avenue is a 31,796 square foot manufacturing distribution property situated on a 4.0-acre land parcel located in Sparks, NV. The property was built in 1976, renovated in 1997 and offers 27 foot clear ceiling heights, 6 overhead doors and 27 parking spaces. The property is 100% leased to the
Dura-Line Corporation, which is subject to a 15-year NNN lease expiring on
04/30/20 at a rental rate of $4.72 per square foot with annual CPI escalations capped at 2.0%. The tenant has 2, 5-year renewal options. Dura-Line Holdings,
Inc., which was founded in 1971, is a manufacturer of high-density polyethylene pipe, duct, and conduit products used by the telecommunications, cable television, electric power, water, and natural gas industries. The tenant has been in occupancy at the property since 1990. The property represents the tenant's west coast manufacturing and distribution facility.

                                    44 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 REPM PORTFOLIO
--------------------------------------------------------------------------------

RELEASE PROVISIONS.

Individual REPM Portfolio properties may be released from the lien of the related mortgage upon the defeasance by the borrower of a principal amount equal to the greater of (a) 120% of the allocated loan amount of the to be released property and (b) such other amount which results in a remaining unpaid principal balance of the FPG Portfolio II loan supporting (i) a minimum DSCR of 1.10x on the blended actual debt service constant on the senior and subordinate financing and (ii) a maximum LTV of 85% on the outstanding senior and subordinate financing balance.

THE MARKET(1.)

                                                           MARKET   MARKET RENT                    SUBMARKET    SUBMARKET RENT
PROPERTY NAME                              MARKET         VACANCY      (PSF)         SUBMARKET      VACANCY        (PSF)(2)
------------------------------------------------------------------------------------------------------------------------------

2725, 2755 & 2690 KIRBY CIRCLE NE   Orlando                 6.8%       $6.73      Brevard County       3.1%    $5.75 -- $10.25
275 REX BOULEVARD                   Detroit                 9.6%       $5.53      I-75 Corridor        8.3%    $8.95 -- $16.00
11 INTERSTATE DRIVE                 Greater Springfield     6.4%       $4.75      NAP                  9.1%(2) $7.31 -- $13.70
115 HUNT VALLEY DRIVE               Pittsburgh             16.7%       $3.67      Westmoreland        17.8%    $5.00 -- $ 5.95
39 PERRY AVENUE                     Boston                 16.6%       $6.77      NAP                 12.0%(2) $4.35 -- $  5.3
4051 FONDORF DRIVE                  Columbus               13.3%       $3.00      West                17.1%    $2.63 -- $ 4.05
12876 EAST ADAM AIRCRAFT CIRCLE     Denver                  8.1%       $5.23      Southeast           14.3%    $7.50 -- $13.50
3737 MIDCO STREET                   Wichita                12.3%       $3.68      NAP                 10.0%(2) $3.96 -- $ 7.95
16940 SQUARE DRIVE                  Columbus               13.3%       $3.00      Outlying             8.7%    $2.46 -- $ 4.25
1284 EAST GLENDALE AVENUE           Reno/Sparks             6.7%       $4.02      NAP                  2.0%(2) $4.32 -- $11.04

(1)  Certain information was obtained from the FPG Portfolio II appraisals dated
     April 7, 2006, April 12, 2006, April 13, 2006 and April 21, 2006. The
     appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)  Represents a subset of comparable properties as provided in the respective appraisals dated April 7, 2006, April 12, 2006, April 13, 2006 and April
     21, 2006.

PROPERTY MANAGEMENT. The portfolio is managed by Lakestar Properties, which is an affiliate of the borrower. Lakestar Properties manages three office properties located in Connecticut, Michigan and Arizona; five retail properties located in Florida, South Carolina, Indiana, Georgia and Pennsylvania and five multifamily properties located in Texas.

                             LEASE ROLLOVER SCHEDULE

             NUMBER OF                                         % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE    CUMULATIVE %
               LEASES    SQUARE FEET   % OF GLA    BASE RENT     RENT      SQUARE FEET      OF GLA      BASE RENT    OF BASE RENT
YEAR          EXPIRING     EXPIRING     EXPIRING    EXPIRING   EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

VACANT         NAP                0        0.0%       NAP         NAP               0          0.0%         NAP           NAP
2006 & MTM      0                 0        0.0    $        0       0.0%             0          0.0%     $        0         0.0%
2007            0                 0        0.0             0       0.0              0          0.0%     $        0         0.0%
2008            0                 0        0.0             0       0.0              0          0.0%     $        0         0.0%
2009            2           278,044       17.1     1,397,704      17.1        278,044         17.1%     $1,397,704        17.1%
2010            0                 0        0.0             0       0.0        278,044         17.1%     $1,397,704        17.1%
2011            2           224,940       13.9     1,986,660      24.4        502,984         31.0%     $3,384,364        41.5%
2012            0                 0        0.0             0       0.0        502,984         31.0%     $3,384,364        41.5%
2013            0                 0        0.0             0       0.0        502,984         31.0%     $3,384,364        41.5%
2014            1           151,685        9.3       758,425       9.3        654,669         40.3%     $4,142,789        50.8%
2015            2           280,103       17.3     2,140,306      26.2        934,772         57.6%     $6,283,095        77.0%
2016            1           200,500       12.4       803,549       9.9      1,135,272         69.9%     $7,086,644        86.9%
AFTER           2           487,796       30.1     1,068,159      13.1      1,623,068        100.0%     $8,154,804       100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL          10         1,623,068      100.0%   $8,154,804     100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                    45 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 REPM PORTFOLIO
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF REPM PORTFOLIO OMITTED]

                                    46 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    47 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

                     [4 PHOTOS OF CENTRO PORTFOLIO OMITTED]

                                    48 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                      $86,000,000
CUT-OFF DATE PRINCIPAL BALANCE:                  $86,000,000
% OF POOL BY IPB:                                4.0%
LOAN SELLER:                                     JPMorgan Chase Bank, N.A.
BORROWER:                                        Campus Village IDOT LLC,
                                                 CW Parkway Plaza LLC,
                                                 Century Plaza Associates, L.P.,
                                                 Vestal Town Square LLC,
                                                 Plymouth Plaza Associates, LP,
                                                 CW Dover, LLC, KR Mableton LLC
SPONSOR:                                         Centro Watt America REIT 7, Inc
ORIGINATION DATE:                                06/29/06
INTEREST RATE:                                   6.3175%
INTEREST-ONLY PERIOD:                            120 months
MATURITY DATE:                                   07/01/16
AMORTIZATION TYPE:                               Interest-only
ORIGINAL AMORTIZATION:                           N/A
REMAINING AMORTIZATION:                          N/A
CALL PROTECTION:                                 L(24), Def(90), O(4)
CROSS-COLLATERALIZATION:                         No
LOCK BOX:                                        Cash Management Agreement
ADDITIONAL DEBT:                                 No
ADDITIONAL DEBT TYPE:(1)                         Permitted Mezzanine Loan
LOAN PURPOSE:                                    Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                INITIAL    MONTHLY
                                                 -------   ---------
TAXES:(2)                                          $0      Springing
INSURANCE:(2)                                      $0      Springing
CAPEX:(3)                                          $0      Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                          Portfolio
TITLE:                                           Fee
PROPERTY TYPE:                                   Various
SQUARE FOOTAGE:                                  932,912
LOCATION:                                        Various
YEAR BUILT/RENOVATED:                            Various
OCCUPANCY:                                       95.9%
OCCUPANCY DATE:                                  06/06/06
NUMBER OF TENANTS:                               119
HISTORICAL NOI:
   2004:                                         $6,873,605
   2005:                                         $6,742,856
   TTM AS OF 04/30/06:                           $8,258,383
UW REVENUES:                                     $13,043,090
UW EXPENSES:                                     $4,481,544
UW NOI:                                          $8,561,546
UW NET CASH FLOW:                                $7,768,477
APPRAISED VALUE:(4)                              $126,050,000
APPRAISAL DATE:                                  Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                            $  92
CUT-OFF DATE LTV:(4)                              68.2%
MATURITY DATE LTV:(4)                             68.2%
UW DSCR:                                          1.41x
--------------------------------------------------------------------------------

                          SIGNIFICANT PORTFOLIO TENANTS

                           RATINGS                                                                         LEASE
TENANT NAME            MOODY'S/ S&P(5)    TOTAL SF   % OF TOTAL SF   BASE RENT PSF       SALES PSF      EXPIRATION YEAR
---------------------------------------------------------------------------------------------------------------------

KMART                                    97,177        10.4%           $ 5.30           $138.49             2014
TJ MAXX                     A3/A         76,133         8.2%           $ 6.10           $186.33          2008/2014
INGLES                    B3/BB--        60,000         6.4%           $ 6.25             N/A               2009
ACME                                     57,820         6.2%           $10.98             N/A               2014
DICKS SPORTING GOODS                     47,587         5.1%           $10.25           $254.04             2017
LOEWS CINEMAS                            38,215         4.1%           $ 5.75       $273,921/screen         2013
PRICE RITE                               38,036         4.1%           $11.00             N/A               2016
TOYS R US                                32,690         3.5%           $ 5.25             N/A               2018

(1)  Future mezzanine debt is permitted subject to certain conditions including, but not limited to: (i) the LTV for the properties subject to the mortgage does not exceed 70.0%, (ii) the DSCR for the properties subject to the mortgage shall be equal to or greater than the DSCR as of the closing date, and (iii) the Permitted Mezzanine Loan must be issued by an approved institutional lender.

(2)  Upon the occurrence and during the continuance of a Trigger Period, defined as: the period commencing upon the occurrence of an event of default, the borrower shall pay 1/12th of the taxes and insurance premiums that the lender estimates will be payable within the ensuing 12 months.

(3)  Upon the occurrence and during the continuance of a "Trigger Period" the borrower shall pay the lender the sum of $88,848 on each payment date for replacements and repairs to be made to the properties.

(4)  The appraised value on the portfolio on an "as is" basis has been determined to be approximately $123,450,000. LTV figures herein have been calculated based on the "as stabilized" figures.

(5)  Ratings provided are for the parent company of entity listed in the "Tenant
     Name" field whether or not the parent company guarantees the lease.

                                    49 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

-------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
-------------------------------------------------------------------------------

                                PORTFOLIO SUMMARY

                                                YEAR BUILT/
                                                    YEAR       SQUARE
PROPERTY NAME                  LOCATION          RENOVATED      FEET
---------------------------------------------------------------------

TOWN SQUARE MALL(1)      Vestal, NY                 1992      279,601
NORTH DOVER SHOPPING
   CENTER                Dover, DE                  1989      191,855
CENTURY PLAZA            Deerfield Beach, FL     1975/2003     90,523
VILLAGE AT MABLETON      Mableton, GA            1956/1989    239,474
PARKWAY PLAZA I(2)       Hamden, CT              1982/2005     76,109
CAMPUS VILLAGE           College Park, MD           1986       25,529
PLYMOUTH PLAZA           Plymouth Meeting, PA       1973       29,821
---------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                        932,912
---------------------------------------------------------------------

                                                                             ALLOCATED
PROPERTY NAME            OCCUPANCY %        LEAD TENANTS        % OF GLA   LOAN BALANCE
---------------------------------------------------------------------------------------

TOWN SQUARE MALL(1)          98.9%     Dicks Sporting Goods       30.0%     $29,400,000
NORTH DOVER SHOPPING
   CENTER                   100.0%     Acme                       20.6       16,100,000
CENTURY PLAZA                92.2%     Broward County Library      9.7       12,300,000
VILLAGE AT MABLETON          87.6%     Kmart                      25.7       10,100,000
PARKWAY PLAZA I(2)          100.0%     PriceRite                   8.2        8,200,000
CAMPUS VILLAGE              100.0%     Food Factory 2              2.7        5,100,000
PLYMOUTH PLAZA              100.0%     Centro Watt                 3.2        4,800,000
---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       95.9%                               100.0%     $86,000,000
---------------------------------------------------------------------------------------

(1)  The Town Square Mall property is 99.5% leased and 90.6% occupied as the
     Office Max tenant is dark but paying rent.

(2)  Includes approximately 29,319 square feet of retail space currently in the final stages of construction. Tenants are expected to begin moving into the space starting 08/15/06.

THE LOAN. The Centro Portfolio mortgage loan is secured by a first lien mortgage in a fee interest in 4 anchored retail centers, 2 unanchored retail centers, and
1 suburban office property consisting of approximately 932,912 total square feet located in Connecticut, Delaware, Florida, Georgia, Maryland, New York, and
Pennsylvania.

THE BORROWER. The borrowing entities are Campus Village IDOT LLC, CW Parkway
Plaza LLC, Century Plaza Associates, L.P., Vestal Town Square LLC, Plymouth
Plaza Associates, LP, CW Dover, LLC and KR Mableton LLC. The sponsor for the
Centro 38 Portfolio is Centro Properties Group ("Centro"), an Australian retail property investment, development and funds management services organization.
Centro is one of the largest ASX-listed property groups in Australia with a total market capitalization of $3.95 billion and ownership interests in over
$4.3 billion of property. Centro's property and funds management business has over $2.0 billion of external assets under management and Centro has an interest in 136 retail properties in Australia and the United States.

THE PROPERTIES. The Centro Portfolio consists of 6 retail centers and 1 suburban office property comprising 932,912 square feet located in Connecticut, Delaware,
Florida, Georgia, Maryland, New York, and Pennsylvania. The retail centers were built between 1973 and 1992, with the exception of Village at Marbleton which was constructed in 1956 and renovated in 1989. The portfolio is approximately
95.9% leased to 119 local regional and national tenants, including anchor tenants such as K-Mart, TJ Maxx, Ingles, Dicks Sporting Goods and Loews Cinemas.
These anchor tenants occupy approximately 319,112 square feet, or 34.2%, of the portfolio's rentable area. The suburban office property, Plymouth Plaza, is a
29,821 square foot, two story, Class B office building tenanted by Centro
Properties Group and TD Banknorth. One of the retail centers, Century Plaza, is a mixed use property that consists of approximately 65% office space, with the remainder of the square footage leased to retail tenants.

RELEASE. Provided that no event of default exists, individual Centro Portfolio properties may be released from the lien of the mortgage subject to the satisfaction of certain conditions, including, but not limited to: (i) the principal balance of the defeased note must equal or exceed 110% of the allocated loan amount of the individual property to be released, and (ii) the debt service coverage ratio ("DSCR") as of the date immediately subsequent to the release of the individual property for the individual properties then remaining subject to the lien of the mortgage must be equal to or greater than the greater of a) the DSCR on the origination date and b) the DSCR for the remaining individual properties (including the individual property to be released) as of the date immediately preceding the release of the individual property.

SUBSTITUTION. The borrower is permitted to substitute individual Centro
Portfolio properties (no more than 3 per year) as collateral during the term of the loan subject to certain conditions including, but not limited to: (i) the aggregate appraised value of all of the substituted properties must not exceed thirty five percent (35%) of the value of the original properties based on third party appraisals; and (ii) the fair market value of the substitute property must not be less than 100% of the greater of (a) the fair market value of the substituted property as of the origination date, or (b) the fair market value of the substituted property as of the date of substitution.

                                    50 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

THE MARKETS.(1)

Vestal, New York -- Town Square Mall, which comprises approximately 30.0% of the gross leasable area ("GLA") of the Centro Portfolio, is located outside of the
City of Binghamton, New York in the Vestal, New York retail submarket. The market had a vacancy rate of approximately 3.0% in 2005, and asking rents between $10.00 and $14.00 per square foot. Inline Rents in place at the property average $15.58 per square foot.

Dover, Delaware -- North Dover Shopping Center, which comprises approximately
20.6% of the GLA of the Centro Portfolio, is located in the City of Dover,
Delaware in the Kent County submarket. Since the second quarter of 2005 occupancy in the submarket has ranged from 96.4% to 99.3%, with a current occupancy of approximately 96.4%. Average asking rents within the submarket were approximately $15.43 per square foot as of the first quarter of 2006, and current Inline rental rates at the property average $12.58 per square foot.

Deerfield Beach, Florida -- Century Plaza, which comprises approximately 9.7% of the GLA of the Centro Portfolio, is located approximately one mile west of
Interstate 95 in the Deerfield Beach, Florida submarket of Fort Lauderdale,
Florida. The office market in Deerfield Beach has exhibited occupancy of 90.0%
or more since 2001, with occupancy of 90.7% as of the first quarter of 2006.
Current asking rents within the submarket are $19.52 per square foot, and current Inline rental rates at the property average $17.41 per square foot.

Mableton, Georgia -- Village at Mableton, which comprises approximately 25.7% of the GLA of the Centro Portfolio, is located approximately 14 miles west of the
Atlanta Central Business District ("CBD") in the West Atlanta/Austell/Fulton
Industrial retail submarket. As of the first quarter of 2006 vacancy within the submarket was approximately 11.3%, and average asking rents for Anchor space and inline space were approximately $8.60 per square foot and $14.35 per square foot respectively. Inline Rents in place at the property average $11.43 per square foot.

Hamden, Connecticut -- Parkway Plaza I, which comprises approximately 8.2% of the GLA of the Centro Portfolio, is located in Hamden, Connecticut, approximately five miles from downtown New Haven, Connecticut in the north submarket. Occupancy in the property's submarket was approximately 94.1% as of the first quarter of 2006, and has ranged from 90.0% and 94.3% since 2001. Rent per square foot has been trending upward during the same period increasing from
$16.30 per square foot in 2001 to $17.33 per square foot as of the first quarter of 2006. Current inline rental rates at the property average $12.63 per square foot.

College Park, Maryland -- Campus Village, which comprises approximately 2.7% of the GLA of the Centro Portfolio, is located in the southeast quadrant of Prince
Georges County in College Park, Maryland. The property is situated approximately
1,000 feet from a main entrance to the University of Maryland, and targets the college student market. The Northern Prince Georges County retail market had a vacancy rate at year end 2005 of 5.1%, down from 5.6% in the first quarter of
2005. Effective market rents in the submarket as of year end 2005 were approximately $20.08 per square foot, trending upwards from $19.00 per square foot in 2004. Current Inline rental rates at the property average $21.98 per square foot.

Plymouth Meeting, Pennsylvania -- Plymouth Plaza, which comprises approximately
3.2% of the GLA of the Centro Portfolio, is located to the northwest of the
Philadelphia, Pennsylvania Metropolitan Statistical Area in the Plymouth
Meeting/Blue Bell suburban office submarket. As of the first quarter of 2006 the
Philadelphia suburban office market had a vacancy rate of approximately 17.4%, and the submarket had a vacancy rate of approximately 19.9%. Asking rents in the submarket currently range from $17.00 to $26.00 per square foot, and inline rental rates at the property average $24.03 per square foot.

PROPERTY MANAGEMENT. The Portfolio is managed by Centro Watt Management Joint
Venture 2, LP.

(1)  Certain information was obtained from the Centro 38 Portfolio appraisals dated between May 25, 2006 and June 30, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    51 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

                             LEASE ROLLOVER SCHEDULE

              NUMBER OF    SQUARE      % OF
                LEASES      FEET        GLA      BASE RENT
 YEAR         EXPIRING    EXPIRING   EXPIRING     EXPIRING
-----------------------------------------------------------

 VACANT          NAP        38,576      4.1%         NAP
 2006 & MTM        7         9,076      1.0     $   145,464
 2007             11        36,243      3.9         603,181
 2008             14        93,925     10.1       1,031,253
 2009             27       172,502     18.5       1,965,750
 2010              9        31,411      3.4         389,922
 2011             17        44,158      4.7         754,518
 2012              7        27,806      3.0         555,386
 2013              8       103,677     11.1       1,397,971
 2014              6       208,825     22.4       1,530,158
 2015              2         3,665      0.4          64,200
 2016              6        76,320      8.2       1,082,516
 AFTER             5        86,728      9.3         746,479
-----------------------------------------------------------
                 119       932,912    100.0%    $10,266,797
-----------------------------------------------------------

              % OF BASE    CUMULATIVE   CUMULATIVE    CUMULATIVE   CUMULATIVE %
                 RENT     SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
 YEAR          EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING
-------------------------------------------------------------------------------

 VACANT          NAP         38,576          4.1%        NAP            NAP
 2006 & MTM         1.4%     47,652          5.1%    $   145,464         1.4%
 2007               5.9      83,895          9.0%    $   748,645         7.3%
 2008              10.0     177,820         19.1%    $ 1,779,897        17.3%
 2009              19.1     350,322         37.6%    $ 3,745,647        36.5%
 2010               3.8     381,733         40.9%    $ 4,135,569        40.3%
 2011               7.3     425,891         45.7%    $ 4,890,087        47.6%
 2012               5.4     453,697         48.6%    $ 5,445,473        53.0%
 2013              13.6     557,374         59.7%    $ 6,843,444        66.7%
 2014              14.9     766,199         82.1%    $ 8,373,602        81.6%
 2015               0.6     769,864         82.5%    $ 8,437,802        82.2%
 2016              10.5     846,184         90.7%    $ 9,520,318        92.7%
 AFTER              7.3     932,912        100.0%    $10,266,797       100.0%
-------------------------------------------------------------------------------
                  100.0%
-------------------------------------------------------------------------------

                       SIGNIFICANT TENANTS ROLLING IN 2009

                                                                                          % OF 2009     PROPERTY RENT
                                                             SQUARE FEET   ANNUAL BASE    BASE RENT    PSF/MARKET RENT
PROPERTY NAME                 TENANT                           EXPIRING        RENT      EXPIRING(1)         PSF(2)
----------------------------------------------------------------------------------------------------------------------

VILLAGE AT MABLETON           Ingles                            60,000      $  375,000      19.1%      $11.43 / $14.35
NORTH DOVER SHOPPING CENTER   Staples                           24,500         265,580      13.5       $12.58 / $15.43
TOWN SQUARE MALL              Pet Depot                         10,866         162,990       8.3       $15.58 / $14.00
PLYMOUTH PLAZA                MRCP                               5,063         114,120       5.8       $24.03 / $26.00
TOWN SQUARE MALL              Visions Federal Credit Union       3,000         112,650       5.7       $15.58 / $14.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                          103,429      $1,030,340      52.4%
----------------------------------------------------------------------------------------------------------------------

2009 TOTAL BASE RENT EXPIRING: $1,965,750

(1)  Calculated based on total rent to be collected in 2009.

(2)  Based on certain information obtained from the appraisal.

                                    52 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF CENTRO PORTFOLIO OMITTED]

                                    53 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

      [SITE PLAN OF CENTRO PORTFOLIO - TOWN SQUARE SHOPPING CENTER OMITTED]

                                    54 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                CENTRO PORTFOLIO
--------------------------------------------------------------------------------

              [SITE PLAN OF CENTRO PORTFOLIO - NORTH DOVER OMITTED]

          [SITE PLAN OF CENTRO PORTFOLIO - VILLAGE AT MABLETON OMITTED]

                                    55 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                    LIGHTSTONE MICHIGAN MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

         [5 PHOTOS OF LIGHTSTONE MICHIGAN MULTIFAMILY PORTFOLIO OMITTED]

                                    56 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                    LIGHTSTONE MICHIGAN MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:                       $80,000,000
CUT-OFF DATE PRINCIPAL BALANCE:                   $80,000,000
% OF POOL BY IPB:                                 3.7%
LOAN SELLER:                                      CIBC Inc.
BORROWER:                                         Woodland Gardens MI LLC,
                                                  Kingsley MI LLC, The Lakes MI
                                                  LLC, Canterbury Square MI LLC,
                                                  Greentrees MI LLC, Southpointe
                                                  Square MI LLC
SPONSOR:                                          Lightstone Holdings LLC
ORIGINATION DATE:                                 06/29/06
INTEREST RATE:                                    6.1000%
INTEREST-ONLY PERIOD:                             24 months
MATURITY DATE:                                    07/01/16
AMORTIZATION TYPE:                                Balloon
ORIGINAL AMORTIZATION:                            360 months
REMAINING AMORTIZATION:                           360 months
CALL PROTECTION:                                  L(24), Def(90), O(4)
CROSS-COLLATERALIZATION:                          No
LOCK BOX:                                         Springing
ADDITIONAL DEBT:                                  No
ADDITIONAL DEBT TYPE:                             N/A
LOAN PURPOSE:                                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                   INITIAL     MONTHLY
                                                  ---------------------
TAXES:                                            $  200,281   $200,281
INSURANCE:                                        $   92,780   $ 23,195
DEFERRED MAINTENANCE                              $1,872,599   $      0
CAPEX:                                            $        0   $ 50,854
SEASONING RESERVE(1):                             $1,650,000   $      0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                           Portfolio
TITLE:                                            Fee
PROPERTY TYPE:                                    Multifamily -- Garden
UNITS:                                            1,947
LOCATION:                                         Various
YEAR BUILT/RENOVATED:                             Various
OCCUPANCY:                                        92.6%
OCCUPANCY DATE:                                   06/15/06
HISTORICAL NOI:
   2004:                                          $8,790,876
   2005:                                          $7,694,961
TTM AS OF 05/31/06:                               $7,796,646
UW REVENUES:                                      $16,662,103
UW EXPENSES:                                      $8,995,105
UW NOI:                                           $7,666,998
UW NET CASH FLOW:                                 $7,056,748
APPRAISED VALUE:                                  $104,750,000
APPRAISAL DATE:                                   05/25/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:                           $41,089
CUT-OFF DATE LTV:                                   76.4%
MATURITY DATE LTV:                                  67.8%
UW DSCR:                                            1.21x
--------------------------------------------------------------------------------

                                PORTFOLIO SUMMARY

                          YEAR    # OF   % OF TOTAL
PROPERTY NAME            BUILT   UNITS      UNITS     OCCUPANCY %   STUDIO
--------------------------------------------------------------------------

THE LAKES                 1986     434      22.3%        89.9%       $548
CANTERBURY SQUARE         1968     336      17.3         90.8%        N/A
WOODLAND GARDENS          1969     337      17.3         95.5%       $595
KINGSLEY                  1968     328      16.8         95.4%        N/A
GREENTREES                1974     288      14.8         92.7%        N/A
SOUTHPOINTE SQUARE        1970     224      11.5         92.0%        N/A
--------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           1,947     100.0%        92.6%       $566
--------------------------------------------------------------------------

                                                        AVERAGE    ALLOCATED
                           ONE       TWO      THREE    RENT PER       LOAN
PROPERTY NAME            BEDROOM   BEDROOM   BEDROOM     UNIT        AMOUNT
-----------------------------------------------------------------------------

THE LAKES                  $825      $898      N/A       $854     $21,000,000
CANTERBURY SQUARE          $693      $938      N/A       $781      16,035,000
WOODLAND GARDENS           $643      $754      N/A       $688      13,750,000
KINGSLEY                   $658      $795      N/A       $708      12,985,000
GREENTREES                 $575      $692      N/A       $653       8,780,000
SOUTHPOINTE SQUARE         $594      $736      N/A       $683       7,450,000
-----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE     $684      $801      N/A       $739     $80,000,000
-----------------------------------------------------------------------------

(1)  At origination, the borrower deposited $1,650,000 into a seasonality reserve account. The funds will be remitted to the borrower upon the property achieving a minimum DSCR of 1.20x (on an amortizing basis) for a period of 12 consecutive months.

                                    57 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                    LIGHTSTONE MICHIGAN MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Lightstone Michigan Multifamily Portfolio loan is secured by a first mortgage interest in six multifamily properties, totaling 1,947 units located in Michigan (cities of Southfield, Troy, Royal Oak, Sterling Heights,
Riverview and Woodhaven).

THE BORROWER. The borrower is comprised of six single asset entities controlled by Lightstone Holdings LLC, which is owned by affiliates of David Lichtenstein, who is the founder and sole owner of the Lightstone Group. The Lightstone Group, which owns the loan sponsor, owns and operates approximately 20,000 multifamily units and 20 million square feet of office, industrial and retail space.

THE PROPERTIES. The Lightstone Michigan Multifamily Portfolio consists of six multifamily properties totaling 1,947 units located within Michigan in the cities of Southfield, Troy, Royal Oak, Sterling Heights, Riverview and
Woodhaven. The properties are currently 92.6% occupied and were built between
1968 and 1986, with 4 properties having been renovated within the past 10 years.

THE LAKES

The Lakes is a 434-unit, garden style multifamily property comprised of 25,
2-story buildings situated on a 28.8-acre land parcel located in Southfield,
Michigan. The property was built in 1986 and is currently 89.9% occupied. The property contains 10 studio units at an average rent of $548 per unit, 212 one-bedroom units at an average rent of $825 per unit and 212 two-bedroom units at an average rent of $898 per unit. Amenities at the property include a newly renovated clubhouse, billiards room, fitness center, swimming pool, tennis courts and a business center.

CANTERBURY SQUARE

Canterbury Square is a 336-unit, garden style multifamily property comprised of
24, 2-story buildings situated on a 26.5-acre land parcel located in Troy,
Michigan. The property was built in 1968, renovated in 1996 and is currently
90.8% occupied. The property contains 216 one-bedroom units at an average rent of $693 per unit and 120 two-bedroom units at an average rent of $938. Amenities at the property include a clubhouse, business center, fitness center, swimming pool, basketball/tennis courts, playground and a laundry facility in each building.

WOODLAND GARDENS

Woodland Gardens is a 337-unit, garden style multifamily property comprised of
11, 2-story buildings situated on a 13.8-acre land parcel located in Royal Oak,
Michigan. The property was built in 1969, renovated in 1989 and is currently
95.5% occupied. The property contains 6 studio units at an average rent of $595 per unit, 191 one-bedroom units at an average rent of $643 per unit and 140 two-bedroom units at an average rent of $754 per unit. Amenities at the property include a clubhouse, billiards room, fitness center, swimming pool, business center, and a laundry facility in each building.

KINGSLEY

Kingsley is a 328-unit, garden style multifamily property comprised of 12,
2-story buildings situated on a 19.2-acre land parcel located in Sterling
Heights, Michigan. The property was built in 1968, renovated in 1996 and is currently 95.4% occupied. The property contains 208 one-bedroom units at an average rent of $658 per unit and 120 two-bedroom units at an average rent of
$795 per unit. Amenities at the property include a clubhouse, billiards room, fitness center, swimming pool, business center, and a laundry facility in each building.

GREENTREES

Greentrees is a 288-unit, garden style multifamily property comprised of 36,
2-story buildings situated on a 13.8-acre land parcel located in Riverview,
Michigan. The property was built in 1974, renovated in 1996 and is currently
92.7% occupied. The property contains 97 one-bedroom units at an average rent of
$575 per unit and 191 two-bedroom units at an average rent of $692 per unit.
Amenities at the property include a clubhouse, fitness center, pool, and a laundry facility in each building.

SOUTHPOINTE SQUARE

Southpointe Square is a 224-unit, garden style multifamily property comprised of
28, 2-story buildings situated on a 14.5-acre land parcel located in Woodhaven,
Michigan. The property was built in 1970, renovated in 1998 and is currently
92.0% occupied. The property contains 84 one-bedroom units at an average rent of
$594 per unit and 140 two-bedroom units at an average rent of $736 per unit.
Amenities at the property include a clubhouse, basketball court, fitness center, swimming pool, playground, and a laundry facility in each building.

RELEASE PROVISIONS.

Individual Lightstone Michigan Multifamily Portfolio properties may be released from the related mortgage lien upon defeasance by the borrower equal to 125% of the allocated loan amount provided that the remaining properties support a minimum DSCR of 1.25x.

                                    58 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                    LIGHTSTONE MICHIGAN MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

THE MARKET(1).

The properties are located within 25 miles of the city of Detroit. As of the first quarter of 2006, the Detroit multifamily market contained 206,474 units at a vacancy rate of 7.0% with average asking rents of $814 per unit and net absorption of 686 units. The market vacancy rate and average asking rents are forecasted to improve to 6.2% and $906 per unit, respectively, by year-end 2010.
The population and average household income as of year-end 2005 within the
Detroit metropolitan region were 4,657,670 and $99,505, respectively.

THE LAKES

The property is located in Southfield, Oakland County, Michigan, approximately
15 miles northwest of the city of Detroit. The city of Southfield contains the largest concentration of office space and businesses within one community in
Michigan, including 83 Fortune 500 companies and over 9,000 businesses. The property is located in proximity to Interstate 696, which provides access to
Southeastern Michigan. As of year-end 2005, the population within a 1- 3- and
5-mile radius of the property was 12,030, 62,026 and 206,535, respectively. The median household income within the same radii was $52,695, $69,815, and $70,739, respectively.

As of the first quarter of 2006, the Southfield multifamily submarket contained
14,193 units at a vacancy rate of 8.3% with average asking rents of $903 per unit. The submarket vacancy rate and average asking rents are forecasted to improve to 6.8% and $1,009 per unit, respectively, by year-end 2010.

CANTERBURY SQUARE & WOODLAND GARDENS

Canterbury Square is located in Troy, Oakland County, Michigan, approximately 17 miles north of the city of Detroit. The property's neighborhood consists of significant office and retail concentrations, including a regional mall. The property is situated approximately one mile east of Interstate 75, which provides direct access to various employment centers located throughout the
Detroit metropolitan region. As of year-end 2005, the population within a 1- 3-
and 5-mile radius was 5,121, 108,732 and 277,957, respectively. The median household income within the same radii was $47,643, $61,579, and $61,196, respectively.

Woodland Gardens is located in Royal Oak, Oakland County, Michigan, approximately 10 miles north of the city of Detroit. The property is located in proximity to two regional malls and is situated approximately 3 miles west of
Interstate 75 and 4 miles north of Interstate 696. As of year-end 2005 the population within a 1- 3- and 5-mile radius was 11,608, 112,267 and 289,083, respectively. The median household income within the same radii was $53,256,
$63,630, and $66,127, respectively.

Canterbury Square and Woodland Gardens are located within the Troy multifamily submarket, which as of the first quarter of 2006, contained an inventory of
8,987 units and exhibited a vacancy rate of 7.1% with average asking rents of
$995 per unit. The submarket vacancy rate and average asking rents are forecasted to improve to 6.6% and $1,129 per unit, respectively, by year-end
2010.

KINGSLEY

The property is located in Sterling Heights, Macomb County, Michigan, approximately 23 miles north of the city of Detroit. The city is home to the
Lakeside Mall, which is a regional mall anchored by Marshall Fields, Saks Fifth
Avenue, and Sears. The property is located in proximity to Interstate 75,
Interstate 696 and Interstate 94, all of which provide access within southeastern Michigan. As of year-end 2005, the population within a 1- 3- and
5-mile radius of the property was 10,579, 104,132 and 307,525, respectively. The median household income within the same radii was $62,929, $59,890, and $55,692, respectively.

The property is located within the Macomb County multifamily submarket, which as of the first quarter of 2006 contained an inventory of 30,877 units and exhibited a vacancy rate of 7.1% with average asking rents of $717 per unit. The submarket vacancy rate and average asking rents are forecasted to improve to
6.5% and $797 per unit, respectively, by year-end 2010.

GREENTREES AND SOUTHPOINTE SQUARE

Greentrees is located in Riverview, Wayne County, Michigan, approximately 21 miles southwest of the city of Detroit. The property's neighborhood contains a mix of small retail businesses and industrial facilities. The property is located in proximity to Route 85 and Interstate 75, which provides access to several employment centers located throughout the Detroit metropolitan region.
As of year-end 2005 the population within a 1- 3- and 5-mile radius was 8,304,
65,176 and 153,183, respectively. The median household income within the same radii was $52,489, $54,902, and $54,879, respectively.

Southpointe Square is located in Woodhaven, Wayne County, Michigan, approximately 21 miles southwest of the city of Detroit. The property's immediate neighborhood consists primarily of single family residences and apartments with several large manufacturing facilities including Daimler
Chrysler and General Motors situated within the market area. The property is accessible via several major thoroughfares including Interstate 75 and
Interstate 275. As of year-end 2005 the population within a 1- 3- and 5-mile radius was 10,372, 47,872 and 121,586, respectively. The median household income within the same radii was $73,735, $62,225, and $55,398, respectively.

Greentrees and Southpointe Square are located within the Downriver/South Wayne multifamily submarket, which as of the first quarter of 2006 contained an inventory of 12,901 units and exhibited a vacancy rate of 8.8% with average asking rents of $665 per unit. The submarket vacancy rate and average asking rents are forecasted to improve to 7.5% and $728 per unit, respectively, by year-end 2010.

PROPERTY MANAGEMENT. The property is managed by Beacon Property Management, LLC, an affiliate of the borrower.

(1)  Certain information was obtained from The Lakes, Canterbury Square,
     Woodland Gardens, Kingsley, Greentrees and Southpointe Square appraisals dated May 23, 2006 and REIS reports as of the first quarter of 2006.

                                    59 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                    LIGHTSTONE MICHIGAN MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

 [MAP INDICATING LOCATION OF LIGHTSTONE MICHIGAN MULTIFAMILY PORTFOLIO OMITTED]

                                    60 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    61 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              CITY VIEW PORTFOLIO I
--------------------------------------------------------------------------------

                   [5 PHOTOS OF CITY VIEW PORTFOLIO I OMITTED]

                                    62 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              CITY VIEW PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                       $72,800,000
CUT-OFF DATE PRINCIPAL BALANCE:                   $72,763,482
% OF POOL BY IPB:                                 3.4%
LOAN SELLER:                                      CIBC Inc.
BORROWER:                                         Cityview Apartments Associates
                                                  LP 1, LLLP
SPONSOR:                                          Allen Gross
ORIGINATION DATE:                                 07/13/06
INTEREST RATE:                                    6.1800%
INTEREST-ONLY PERIOD:                             N/A
MATURITY DATE:                                    08/01/16
AMORTIZATION TYPE:                                Balloon
ORIGINAL AMORTIZATION:                            420 months
REMAINING AMORTIZATION:                           419 months
CALL PROTECTION:                                  L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                          No
LOCK BOX:                                         Springing
ADDITIONAL DEBT:                                  No
ADDITIONAL DEBT TYPE:                             N/A
LOAN PURPOSE:                                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                   INITIAL     MONTHLY
                                                  ---------------------
TAXES:                                            $  921,987   $102,443
INSURANCE:                                        $  604,324   $ 67,502
CAPEX:                                            $   45,200   $ 45,200
SEASONING RESERVE(1):                             $1,650,000   $      0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                           Portfolio
TITLE:                                            Fee
PROPERTY TYPE:                                    Multifamily -- Garden
UNITS:                                            2,712
LOCATION:                                         Houston, TX
YEAR BUILT/RENOVATED:                             Various
OCCUPANCY:                                        90.8%
OCCUPANCY DATE:                                   Various
HISTORICAL NOI:
TTM AS OF 04/30/06:                               $7,051,303
UW REVENUES:                                      $16,160,590
UW EXPENSES:                                      $9,496,054
UW NOI:                                           $6,664,536
UW NET CASH FLOW:                                 $6,122,136
APPRAISED VALUE:                                  $91,350,000
APPRAISAL DATE:                                   05/17/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:                           $26,830
CUT-OFF DATE LTV:                                    79.7%
MATURITY DATE LTV:                                   71.8%
UW DSCR:                                             1.20x
--------------------------------------------------------------------------------

(1)  At origination, the borrower deposited $1,650,000 into a seasonality reserve account. Provided no event of default has occurred, all or a portion of the funds will be remitted to the borrower provided that (i)
     there is no material adverse change in the financial condition of the borrower, property or its management, (ii) the "Effective Gross Income" (as defined in the mortgage) results in the property achieving a minimum DSCR of 1.20x (based on the loan amount net of the outstanding balances of the seasoning reserve) for a period of 6 consecutive months and (iii) the 2006 property tax assessments have been determined beyond all applicable appeal processes.

                                PORTFOLIO SUMMARY

                            YEAR             % OF                                                          AVERAGE    ALLOCATED
                           BUILT/     # OF   TOTAL                            ONE       TWO      THREE    RENT PER       LOAN
PROPERTY NAME            RENOVATED   UNITS   UNITS   OCCUPANCY %   STUDIO   BEDROOM   BEDROOM   BEDROOM     UNIT        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

BISCAYNE                 1978/2002     560    20.6%     89.5%        N/A      $488      $662       N/A      $508     $14,895,930
BRECKENRIDGE             1976/2001     509    18.8      83.3%       $310       422       683      $965      $475      10,050,170
CITYVIEW WEST            1978/2001     286    10.5      96.5%        N/A       534       671       899      $616       9,747,310
CRESCENT                 1981/2002     282    10.4      90.1%        N/A       510       655       N/A      $568       8,623,540
AUGUSTA                  1983/2000     268     9.9      96.3%        N/A       516       683       N/A      $561       8,113,460
AMHERST                  1979/2002     310    11.4      93.5%        N/A       476       643       N/A      $524       7,555,560
SALADO                   1979/2002     318    11.7      90.6%        N/A       467       591       N/A      $497       7,446,000
DURHAM                   1984/2001     179     6.6      95.5%        N/A       516       674       N/A      $614       6,368,030
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE               2,712   100.0%     90.8%       $310      $480      $660      $930      $532     $72,800,000
--------------------------------------------------------------------------------------------------------------------------------

                                    63 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              CITY VIEW PORTFOLIO I
--------------------------------------------------------------------------------

THE LOAN. The City View Portfolio I loan is secured by a first mortgage interest in eight multifamily properties, totaling 2,712 units located in Houston, Texas.

THE BORROWER. The borrower is CityView Apartments Associates LP 1, LLLP, a single asset entity owned by CYZ, LLC (69.0%), Goldarch Properties, LP (30.0%), and CityView Apartments Associates GP 1, LLC (1.0%). CYZ, LLC is owed by Allen
I. Gross 2006 Irrevocable Trust (50.0%) and Edith R. Gross 2006 Irrevocable
Trust (50.0%). Goldarch Properties, LP is owned by Allen Gross (89.1%), Aaron
Jungreis (6.6%), Abraham Eisner (3.3%) and GFI Goldarch LLC (1%), the managing member. Allen Gross, the loan sponsor and guarantor under the non-recourse carveouts, has over 25 years of real estate experience in owning, operating and developing commercial and residential properties. Mr. Gross currently manages over 7,000 multifamily units and has ownership interests in over 30 commercial and residential properties valued in excess of $400 million.

THE PROPERTIES. The City View Portfolio I consists of eight, class B multifamily properties totaling 2,712 units located in Houston, Texas. The properties were built between 1976 and 1984, renovated within the past 6 years, and are currently 90.8% occupied.

BISCAYNE

Biscayne is a 560-unit, garden style multifamily property comprised of 41,
2-story buildings situated on a 19.8-acre land parcel located in Houston, Texas.
The property was built in 1978, renovated in 2002 and is currently 89.5%
occupied. The property contains 496 one-bedroom units at an average rent of $488 per unit and 64 two-bedroom units at an average rent of $662 per unit. Amenities at the property include three swimming pools, tennis courts, volleyball courts, a courtyard and a gated entrance.

CRESCENT

Crescent is a 282-unit, garden style multifamily property comprised of 22,
2-story buildings situated on a 10.0-acre land parcel located in Houston, Texas.
The property was built in 1981, renovated in 2002 and is currently 90.1%
occupied. The property contains 170 one-bedroom units at an average rent of $510 per unit and 112 two-bedroom units at an average rent of $655 per unit.
Amenities at the property include a swimming pool, fitness center, picnic area and a gated entrance.

CITYVIEW WEST

CityView West is a 286-unit, garden style multifamily property comprised of 25,
2-story buildings situated on an 11.4-acre land parcel located in Houston,
Texas. The property was built in 1978, renovated in 2001 and is currently 96.5%
occupied. The property contains 128 one-bedroom units at an average rent of $534 per unit, 150 two-bedroom units at an average rent of $671 per unit and 8 three-bedroom units at an average rent of $899 per unit. Amenities at the property include two swimming pools, picnic area, club house and a gated entrance.

AUGUSTA

Augusta is a 268-unit, garden style multifamily property comprised of 12, 2- and
3-story buildings situated on a 9.4-acre land parcel located in Houston, Texas.
The property was built in 1983, renovated in 2000 and is currently 96.3%
occupied. The property contains 196 one-bedroom units at an average rent of $516 per unit and 72 two-bedroom units at an average rent of $683 per unit. Amenities at the property include a swimming pool, a courtyard and a gated entrance.

BRECKENRIDGE

Breckenridge is a 509-unit, garden style multifamily property comprised of 38,
2-story buildings situated on a 15.4-acre land parcel located in Houston, Texas.
The property was built in 1976, renovated in 2001 and is currently 83.3%
occupied. The property contains 28 studio units at an average rent of $310 per unit, 374 one-bedroom units at an average rent of $422 per unit, 100 two-bedroom units at an average rent of $683 per unit and 7 three-bedroom units at an average rent of $965 per unit. Amenities at the property include four swimming pools, tennis courts, volleyball courts and a gated entrance.

AMHERST

Amherst is a 310-unit, garden style multifamily property comprised of 19,
2-story buildings situated on a 9.1-acre land parcel located in Houston, Texas.
The property was built in 1979, renovated in 2002 and is currently 93.5%
occupied. The property contains 220 one-bedroom units at an average rent of $476 per unit and 90 two-bedroom units at an average rent of $643 per unit. Amenities at the property include two swimming pools, business center, and a gated entrance.

DURHAM

Durham is a 179-unit, garden style multifamily property comprised of 16, 2-story buildings situated on a 5.7-acre land parcel located in Houston, Texas. The property was built in 1984, renovated in 2001 and is currently 95.5% occupied.
The property contains 68 one-bedroom units at an average rent of $516 per unit and 111 two-bedroom units at an average rent of $674 per unit. Amenities at the property include a swimming pool, a courtyard and a gated entrance.

                                    64 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              CITY VIEW PORTFOLIO I
--------------------------------------------------------------------------------

SALADO

Salado is a 318-unit, garden style multifamily property comprised of 23, 1- and
2-story buildings situated on a 9.6-acre land parcel located in Houston, Texas.
The property was built in 1979, renovated in 2002 and is currently 90.6%
occupied. The property contains 240 one-bedroom units at an average rent of $467 per unit and 78 two-bedroom units at an average rent of $591 per unit. Amenities at the property include a swimming pool and a gated entrance.

RELEASE PROVISIONS. Individual City View Portfolio I properties may be released from the related mortgage lien upon defeasance by the borrower equal to 115% of the allocated loan amount provided that the remaining properties support a minimum DSCR of 1.25x and a maximum loan-to-value of 80%.

THE MARKET(1). The properties are located at the crossroads of North Sam Houston
Parkway with Interstate 45 and with Hardy Toll Road in Houston, Texas, approximately 25 miles north of the Houston central business district. The properties are located in proximity to Houston's Bush Intercontinental Airport and Greenspoint Mall, a 1.7 million square foot retail center anchored by
Dillard's, Foley's, Palais Royal, and Sears. The properties are situated within the Greenspoint neighborhood, which is an area encompassing more than 17 million square feet of commercial, retail, and industrial space with approximately
50,000 employees and 85,000 residents.

As of the first quarter of 2006, the Houston multifamily market contained an inventory of 440,405 units exhibiting a vacancy rate of 6.1% with average asking rents of $702/unit. The market vacancy rate and average asking rents are projected to improve to 5.5% and $806/unit, respectively, by year-end 2010. The properties are located within the Imperial Valley submarket, which as of the first quarter of 2006 contained an inventory of 10,582 units exhibiting a vacancy rate of 9.0% with average asking rents of $523 per unit.

PROPERTY MANAGEMENT. The property is managed by GFI Management Services, Inc., an affiliate of the borrower.

(1)  Certain information was obtained from the Biscayne, Crescent, CityView
     West, Augusta, Breckenridge, Amherst, Durham and Salado appraisals dated
     May 23, 2006 and REIS reports as of the first quarter of 2006.

                                    65 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              CITY VIEW PORTFOLIO I
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF CITY VIEW PORTFOLIO I OMITTED]

                                    66 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    67 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              FAIRMONT HOTEL DALLAS
--------------------------------------------------------------------------------

                   [2 PHOTOS OF FAIRMONT HOTEL DALLAS OMITTED]

                                    68 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              FAIRMONT HOTEL DALLAS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                       $52,640,000
CUT-OFF DATE PRINCIPAL BALANCE:                   $52,640,000
% OF POOL BY IPB:                                 2.5%
LOAN SELLER:                                      JPMorgan Chase Bank, N.A.
BORROWER:                                         PCCP DCP Dallas Hotel, LLC
SPONSOR:                                          PCCP CS Dallas Hotel, LLC
ORIGINATION DATE:                                 07/11/06
INTEREST RATE:                                    6.2950%
INTEREST-ONLY PERIOD:                             60 months
MATURITY DATE:                                    08/01/11
AMORTIZATION TYPE:                                Interest-only
ORIGINAL AMORTIZATION:                            N/A
REMAINING AMORTIZATION:                           N/A
CALL PROTECTION:                                  L(24), Def(28), O(7)
CROSS-COLLATERALIZATION:                          No
LOCK BOX(1):                                      Cash Management Agreement
ADDITIONAL DEBT:                                  No
ADDITIONAL DEBT TYPE(2):                          Permitted Mezzanine Loan
LOAN PURPOSE:                                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                   INITIAL    MONTHLY
                                                  --------------------
TAXES:                                            $        0      $0
INSURANCE:                                        $        0      $0
FF&E(3):                                          $        0      $0
HOLDBACK(4):                                      $8,000,000      $0

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                           Single Asset
TITLE:                                            Fee
PROPERTY TYPE:                                    Hotel -- Full Service
ROOMS:                                            551
LOCATION:                                         Dallas, TX
YEAR BUILT/RENOVATED:                             1969 / 2004
OCCUPANCY:                                        60.8%
OCCUPANCY DATE:                                   04/30/06
HISTORICAL NOI:
   2004:                                          $4,595,192
   2005:                                          $5,313,380
TTM AS OF 04/30/06:                               $6,085,869
UW REVENUES:                                      $31,867,343
UW EXPENSES:                                      $25,498,606
UW NOI:                                           $6,368,737
UW NET CASH FLOW:                                 $5,094,043
APPRAISED VALUE:                                  $73,500,000
APPRAISAL DATE:                                   06/14/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOM:                           $95,535
CUT-OFF DATE LTV:                                   71.6%
MATURITY DATE LTV:                                  71.6%
UW DSCR:                                            1.52x
--------------------------------------------------------------------------------

                   PROPERTY HISTORICAL OPERATING STATISTICS(5)

                               OCCUPANCY                      ADR                         REVPAR
                        ----------------------   ----------------------------   --------------------------
PROPERTY                2004   2005   TTM 2006     2004     2005     TTM 2006    2004     2005    TTM 2006
----------------------------------------------------------------------------------------------------------

FAIRMONT HOTEL DALLAS   55.9%  57.1%    60.3%    $127.58   $137.18    $138.01   $71.30   $78.35    $83.28

(1)  Revenue generated by the property shall be directly deposited with the manager, Fairmont Hotels & Resorts (U.S.) Inc. (Fairmont). Funds on deposit shall be transferred at the direction of Fairmont unless a trigger event occurs.

(2)  The loan documents permit future mezzanine debt subject to certain conditions including, but not limited to: (i) the LTV for the combined debt does not exceed 72.0%, and (ii) the property has maintained a DSCR of not less than 1.40x for the 12 month period ending on the date the Borrower requests approval of the Mezzanine Loan.

(3)  Monthly FF&E reserves of 4% of the property's gross revenues for the preceding calendar year shall be collected. To the extent that Fairmont is escrowing funds for a similar purpose the borrower shall receive credit against the required escrow.

(4)  The borrower has deposited at closing $10,000,000 of "Extraordinary Capital
     Projects Funds" for long term capital improvements to be put into the property by the ownership. $2,000,000 of the holdback was immediately released to the borrower at closing.

(5)  2004 and 2005 data are based on the appraisal; TTM 2006 data are from the
     April 2006 Smith Travel Report for the property.

                                    69 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              FAIRMONT HOTEL DALLAS
--------------------------------------------------------------------------------

THE LOAN. The Fairmont Hotel Dallas mortgage loan is secured by a first lien mortgage in a fee interest in a 551-room, full-service hotel located in Dallas,
Texas.

THE BORROWER. The borrower is PCCP DCP Dallas Hotel, LLC, a single purpose entity owned by DiNapoli Capital Partners ("DiNapoli"), and Pacific Coast
Capital Partners ("Pacific"). DiNapoli is a privately-held real estate investment company engaged in the acquisition, development and management of hotels and commercial real estate assets. The principals of DiNapoli have a portfolio that includes a series of investments in 18 luxury hotels throughout the United States over the last ten years.

Pacific is a provider of debt and equity capital for real estate investments in the western United States. Pacific has an existing real estate portfolio of over
$5.0 billion under management, and has participated in transactions in connection with ground-up real estate development, as well as high-leverage senior secured financings.

THE PROPERTY. The Fairmont Hotel Dallas is a Class A, 551-room, full-service hotel situated on 2.28 acres in Dallas, Texas. The hotel was built in 1969 and most recently renovated in 2004. The property consists of two towers (19 and 25 stories, respectively), which are connected by a lobby, two stories of ballroom space and substantial meeting facilities. The property offers over 72,000 square feet of meeting and banquet space, three restaurants, and a rooftop garden and swimming pool complex.

The property is located in downtown Dallas, approximately 20 miles southeast of the Dallas/Fort Worth International Airport, and is in close proximity to
Interstates 35 and 30, as well as many Class A office properties. The Fairmont
Hotel Dallas features underground, temperature controlled walkways that connect the property to two major office complexes in the neighborhood, Lincoln Plaza and Fountain Place. Hunt Oil Companies is expected to complete construction of its new headquarters across the street from the Fairmont Hotel Dallas by the end of 2006.

The Dallas Convention Center is located less than three miles from the property, and consists of 1.15 million square feet of exhibit and meeting space. The convention center draws over 250,000 visitors to over 35 national and international events annually. The Fairmont Hotel Dallas is also situated one block west of the Dallas Arts District, and north of the property is the city's
Uptown District, which includes office, residential and retail space.

THE MARKET(1). The mortgaged property is located within the Dallas-Fort
Worth-Arlington, Texas Metropolitan Statistical Area (the "Dallas MSA") in
downtown Dallas, Texas. The City of Dallas houses the corporate headquarters and regional offices for numerous multinational corporations, including Blockbuster
Entertainment, Bank of America, JPMorgan Chase and the Federal Reserve Bank of
Dallas. Other corporations located near the mortgaged property and within the
Dallas MSA include Lockheed Martin Corporation, Texas Instruments, American
Airlines and University of North Texas.

Since 2003, the Dallas MSA has been recovering from a decline in the global travel market triggered by the events of September 11, 2001. Market revenue per available room ("RevPAR") has shown upward trending results since 2003 as follows: $73.97 in 2003, $76.47 in 2004 and $83.38 in 2005. Year-to-date RevPAR performance was up 19.7% from 2005, with RevPAR of $107.76 through April 2006.
Occupancy has shown similar increases since 2003, with market occupancies of
55.5% in 2003, 59.2% in 2004 and 60.4% in 2005, respectively.

PROPERTY MANAGEMENT. The property is managed by Fairmont Hotels & Resorts (U.S.)
Inc. ("Fairmont Hotels") under a management agreement that extends through 2025 with five 5-year extension options. Fairmont Hotels is an owner and operator of a portfolio of 87 hotels and resorts consisting of 33,000 guest rooms. Fairmont
Hotels was recently acquired by Kingdom Hotels International, creating a combined portfolio of 120 hotels located in 24 countries.

(1)  Certain information was obtained from the Fairmont Hotel Dallas property appraisal dated 06/21/06. The appraisals rely upon many assumptions, and no representations are made as to the accuracy of the assumptions underlying the appraisals.

                                    70 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                              FAIRMONT HOTEL DALLAS
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF FAIRMONT HOTEL DALLAS OMITTED]

                                    71 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                            875 EAST WISCONSIN AVENUE
--------------------------------------------------------------------------------

                 [2 PHOTOS OF 875 EAST WISCONSIN AVENUE OMITTED]

                                    72 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                            875 EAST WISCONSIN AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                      $46,000,000
CUT-OFF DATE PRINCIPAL BALANCE:                  $46,000,000
% OF POOL BY IPB:                                2.1%
LOAN SELLER:                                     JPMorgan Chase Bank, N.A.
BORROWER:                                        875 East Wisconsin Sponsor, LLC
SPONSOR:                                         Stewart M. Wangard
ORIGINATION DATE:                                07/26/06
INTEREST RATE:                                   5.8925%
INTEREST-ONLY PERIOD:                            36 months
MATURITY DATE:                                   08/01/16
AMORTIZATION TYPE:                               Balloon
ORIGINAL AMORTIZATION:                           360 months
REMAINING AMORTIZATION:                          360 months
CALL PROTECTION:                                 L(24), Def(91), O(4)
CROSS-COLLATERALIZATION:                         No
LOCK BOX:                                        No
ADDITIONAL DEBT:                                 No
ADDITIONAL DEBT TYPE:                            N/A
LOAN PURPOSE:                                    Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                                 INITIAL   MONTHLY
                                                 --------   -------
TAXES:                                           $ 78,187   $78,187
INSURANCE:                                       $  5,507   $ 5,507
CAPEX:                                           $      0   $   937
TI/LC:                                           $      0   $ 8,333
OTHER:(1)                                        $192,915   $     0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                          Single Asset
TITLE:                                           Fee
PROPERTY TYPE:                                   Office -- CBD
SQUARE FOOTAGE:                                  224,924
LOCATION:                                        Milwaukee, WI
YEAR BUILT/RENOVATED:                            2003
OCCUPANCY:                                       100.0%
OCCUPANCY DATE:                                  06/30/06
NUMBER OF TENANTS:                               5
HISTORICAL NOI:
   2004:                                         $2,636,316
   2005:                                         $4,201,809
   TTM AS OF 06/30/06:                           $4,341,406
UW REVENUES:                                     $7,207,953
UW EXPENSES:                                     $3,043,528
UW NOI:                                          $4,164,425
UW NET CASH FLOW:                                $3,928,259
APPRAISED VALUE:                                 $62,600,000
APPRAISAL DATE:                                  03/22/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                             $205
CUT-OFF DATE LTV:                                 73.5%
MATURITY DATE LTV:                                66.3%
UW DSCR:                                          1.20x
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                                               SQUARE                                   LEASE
TENANT NAME                 MOODY'S/ S&P(2)     FEET    % OF GLA   BASE RENT PSF   EXPIRATION YEAR
--------------------------------------------------------------------------------------------------

ROUNDY'S SUPERMARKETS INC       B2/B+         114,998     51.1%      $14.43             2018
ARTISAN PARTNERS L.P.                          69,934     31.1%      $23.00             2014
ERNST & YOUNG U.S. LLP                         27,568     12.3%      $17.50             2013

(1)  The other reserve funds consist of two separate holdbacks funded by the borrower at closing: (i) the borrower has deposited at closing the cash sum of $118,000 to be released upon the receipt of a tenant estoppel for Ernst
     & Young evidencing that required tenant improvements have been completed, and (ii) the borrower has deposited at closing the cash sum of $74,915 to be released upon the receipt of a tenant estoppel for Artisan Partners L.P.
     evidencing that required tenant improvements have been completed.

(2)  Ratings provided are for the entity listed in the "Tenant Name" field whether or not the parent company guarantees the lease.

                                    73 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                            875 EAST WISCONSIN AVENUE
--------------------------------------------------------------------------------

                             LEASE ROLLOVER SCHEDULE

             NUMBER OF    SQUARE      % OF
               LEASES      FEET        GLA      BASE RENT
YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING
---------------------------------------------------------

VACANT          NAP             0       0.0%          NAP
2006 & MTM        0             0       0.0    $        0
2007              0             0       0.0             0
2008              0             0       0.0             0
2009              1         3,327       1.5        44,083
2010              1         9,097       4.0       140,913
2011              0             0       0.0             0
2012              0             0       0.0             0
2013              1        27,568      12.3       482,440
2014              5        69,934      31.1     1,608,482
2015              0             0       0.0             0
2016              0             0       0.0             0
AFTER             5       114,998      51.1     1,609,757
---------------------------------------------------------
                 13       224,924     100.0%   $3,885,674
---------------------------------------------------------

             % OF BASE    CUMULATIVE   CUMULATIVE %    CUMULATIVE   CUMULATIVE %
               RENT      SQUARE FEET      OF GLA        BASE RENT   OF BASE RENT
YEAR         EXPIRING      EXPIRING      EXPIRING       EXPIRING      EXPIRING
--------------------------------------------------------------------------------

VACANT           NAP             0          0.0%              NAP        NAP
2006 & MTM       0.0%            0          0.0%       $        0        0.0%
2007             0.0             0          0.0%       $        0        0.0%
2008             0.0             0          0.0%       $        0        0.0%
2009             1.1         3,327          1.5%       $   44,083        1.1%
2010             3.6        12,424          5.5%       $  184,995        4.8%
2011             0.0        12,424          5.5%       $  184,995        4.8%
2012             0.0        12,424          5.5%       $  184,995        4.8%
2013            12.4        39,992         17.8%       $  667,435       17.2%
2014            41.4       109,926         48.9%       $2,275,917       58.6%
2015             0.0       109,926         48.9%       $2,275,917       58.6%
2016             0.0       109,926         48.9%       $2,275,917       58.6%
AFTER           41.4       224,924        100.0%       $3,885,674      100.0%
--------------------------------------------------------------------------------
               100.0%
--------------------------------------------------------------------------------

THE LOAN. The 875 East Wisconsin Avenue mortgage loan is secured by a first lien mortgage in a fee interest in an approximately 224,924 square foot Class A office building located in Milwaukee, Wisconsin.

THE BORROWER. The borrowing entity is 875 East Wisconsin Sponsor, LLC, which is owned by 19 members with tenant-in-common interests in the borrower. The controlling member/sponsor of the borrower is Steward Wangard, the founding member of Wangard Advisors, LLC, a commercial real estate brokerage firm. Mr.
Wangard has 29 years of commercial real estate experience in the development of office buildings, shopping centers and condominium conversions, as well as over
10 years of experience syndicating tenant-in-common structures.

THE PROPERTY. 875 East Wisconsin Avenue is an eight-story Class A office building consisting of approximately 224,924 square feet of net rentable area
("NRA") with an adjoining three level parking garage containing 444 parking stalls. The mortgaged property was built in 2003 and is 100% occupied by 5 tenants. Rental rates range from $11.76 to $23.00 per square foot on a triple-net basis ("NNN") with an average rental rate of $17.28 per square foot.
The three largest tenants account for approximately 94.5% of the NRA.

Roundy's Supermarkets, Inc. ("Roundy's") (approximately 114,998 square feet at a rental rate of $14.00 per square foot NNN and expiring in 2018) is one of the
Midwest's oldest and largest grocers. The company owns and operates 146 retail grocery stores in Wisconsin, Minnesota and Illinois under the Pick 'n Save,
Copps Food Center, and Rainbow Foods banners. Roundy's employs more than 21,000 employees, with annual revenues approaching $4 billion.

Artisan Partners L.P. ("Artisan") (approximately 69,934 square feet, at a rental rate of $23.00 per square foot NNN and expiring in 2014) is an independent, multi-product investment management firm founded in 1995 that currently manages more than $47.2 billion in assets. Artisan is based in Milwaukee and has investment teams located in San Francisco and Atlanta.

Ernst & Young U.S. LLP ("E&Y") (approximately 27,568 square feet at a rental rate of $17.50 per square foot NNN and expiring in 2013) is a global organization offering a broad array of corporate services relating to auditing, risk-assessment, taxation and business transactions. E&Y employs over 107,000 people in 140 countries around the world.

THE MARKET(1). The mortgaged property is located at 875 East Wisconsin Avenue on the east side of the Milwaukee Central Business District (the "Milwaukee CBD").
The building provides views of Lake Michigan and the Milwaukee CBD and is directly connected to the US Bank Building, Milwaukee's largest building, via an indoor pedestrian walkway. Access to the property is provided by Interstate 94 and Interstate 43. The surrounding neighborhood includes multi-tenant office buildings complimented by restaurants, hotels, and parking structures. Average rental rates for office buildings in the Milwaukee office market range from
$15.00 to $20.00 per square foot NNN.

PROPERTY MANAGEMENT. 875 East Wisconsin Avenue will be managed by Irgens
Development Partners LLC ("Irgens"), who also developed the mortgage property.
Irgens has developed and managed commercial property for over 20 years and currently manages approximately 2.6 million square feet of commercial space including office buildings, medical research buildings and hospitals.

(1)  Certain information was obtained from the 875 East Wisconsin Avenue appraisal dated March 22, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    74 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                            875 EAST WISCONSIN AVENUE
--------------------------------------------------------------------------------

         [MAP INDICATING LOCATION OF 875 EAST WISCONSIN AVENUE OMITTED]

                                    75 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                             WESTFIELD RICHLAND MALL
--------------------------------------------------------------------------------

                  [1 PHOTO OF WESTFIELD RICHLAND MALL OMITTED]

          [MAP INDICATING LOCATION OF WESTFIELD RICHLAND MALL OMITTED]

                                    76 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                             WESTFIELD RICHLAND MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                      $37,000,000
CUT-OFF DATE PRINCIPAL BALANCE:                  $37,000,000
% OF POOL BY IPB:                                1.7%
LOAN SELLER:                                     JPMorgan Chase Bank, N.A.
BORROWER:                                        Centro Richland LLC
SPONSOR:
ORIGINATION DATE:                                07/13/06
INTEREST RATE:                                   6.0935%
INTEREST-ONLY PERIOD:                            120 months
MATURITY DATE:                                   08/01/16
AMORTIZATION TYPE:                               Interest-only
ORIGINAL AMORTIZATION:                           N/A
REMAINING AMORTIZATION:                          N/A
CALL PROTECTION:                                 L(24), Def(91), O(4)
CROSS-COLLATERALIZATION:                         No
LOCK BOX:                                        Cash Management Agreement
ADDITIONAL DEBT:                                 No
ADDITIONAL DEBT TYPE(1):                         Permitted Mezzanine Loan
LOAN PURPOSE:                                    Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                INITIAL    MONTHLY
                                                 -------   ---------
TAXES(3):                                           $0     Springing
INSURANCE(3):                                       $0     Springing
CAPEX(3):                                           $0     Springing
TI/LC(3):                                           $0     Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                          Single Asset
TITLE:                                           Fee
PROPERTY TYPE:                                   Retail -- Anchored
SQUARE FOOTAGE:(2, 6)                            396,000
LOCATION:                                        Mansfield, OH
YEAR BUILT/RENOVATED:                            1969/1988
OCCUPANCY:                                       94.5%
OCCUPANCY DATE:                                  06/01/06
NUMBER OF TENANTS:                               64
HISTORICAL NOI:
   2004:                                         $3,696,063
   2005:                                         $3,657,471
UW REVENUES:                                     $6,306,558
UW EXPENSES:                                     $2,177,166
UW NOI:                                          $4,129,392
UW NET CASH FLOW:                                $3,767,344
APPRAISED VALUE:                                 $53,300,000
APPRAISAL DATE:                                  04/04/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/SF:                              $93
CUT-OFF DATE LTV:                                 69.4%
MATURITY DATE LTV:                                69.4%
UW DSCR:                                          1.65x
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                                                                                                      LEASE EXPIRATION
TENANT NAME                 MOODY'S/ S&P(4)   SQUARE FEET   % OF GLA   BASE RENT PSF(5)   SALES PSF         YEAR
----------------------------------------------------------------------------------------------------------------------

KAUFMANN'S(5)                  Baa/BBB          129,773       32.8%            N/A          $89.96          2009
JC PENNEY                      Baa3/BBB-        102,612       25.9%         $ 1.07         $118.83          2016
GAP KIDS                       Baa3/BBB-          8,204        2.1%         $21.00         $182.23          2007
DEB                                               7,445        1.9%         $13.52         $158.76          2017
HOLLISTER CO.                                     6,505        1.6%         $20.02         $255.34          2014
AMERICAN EAGLE OUTFITTERS                         5,178        1.3%         $26.79         $369.64          2014

(1)  The mortgage loan documents permit the borrower to incur mezzanine debt in the future subject to the satisfaction of certain conditions, including, but not limited to: (i) the LTV of the combined debt does not exceed 70%,
     (ii) the DSCR for the combined debt is equal to or greater than the DSCR of the original mortgage loan, (iii) the mezzanine lender is a "qualified lender" as set forth in the mortgage loan documents, and (iv) the borrower must provide confirmation in writing by the rating agencies that the mezzanine loan will not result in a re-characterization, reduction, or withdrawal of the current ratings assigned to the securities.

(2)  The total square footage of the portfolio includes 129,773 square feet of anchor tenant space that is ground leased from the borrower by Kaufmann's.
     Additionally there are approximately 332,494 square feet of space at the property which are anchor owned and are not considered to be part of the collateral.

(3)  At the time of, and during the continuance of a "Trigger Period", the lender will collect monthly Tax and Insurance escrows equal to one twelfth of the estimated annual tax and insurance premium expenses. Additionally, lender will collect monthly TI/LC reserve funds in the amount of $22,060 and monthly replacement reserve funds in the amount of $8,361 during any
     "Trigger Period".

(4)  Ratings provided are for the entity listed in the "Tenant Name" field whether or not the parent company guarantees the lease.

(5)  Kaufmann's is on a ground lease paying $10,000 in annual rent.

(6)  Lazarus (Not part of the Collateral) recently vacated their space in March of 2006 after Federated acquired Mays. Federated already had a Kaufmanns store anchoring the mall, and chose to close the larger anchor. The borrower plans to purchase the vacated space from Federated to control future lease up.

                                    77 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 CAPITOL COMMONS
--------------------------------------------------------------------------------

                      [1 PHOTO OF CAPITOL COMMONS OMITTED]

              [MAP INDICATING LOCATION OF CAPITOL COMMONS OMITTED]

                                    78 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                                 CAPITOL COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                      $35,000,000
CUT-OFF DATE PRINCIPAL BALANCE:                  $35,000,000
% OF POOL BY IPB:                                1.6%
LOAN SELLER:                                     JPMorgan Chase Bank, N.A.
BORROWER:                                        Heart of the City LLC
SPONSOR:                                         Joel I. Ferguson, Sam X. Eyde
ORIGINATION DATE:                                08/09/06
INTEREST RATE:                                   6.2700%
INTEREST-ONLY PERIOD:                            60 months
MATURITY DATE:                                   11/01/19
AMORTIZATION TYPE:                               Balloon
ORIGINAL AMORTIZATION:                           360 months
REMAINING AMORTIZATION:                          360 months
CALL PROTECTION:                                 L(24), Def(130), O(4)
CROSS-COLLATERALIZATION:                         No
LOCK BOX:                                        No
ADDITIONAL DEBT:                                 No
ADDITIONAL DEBT TYPE:                            N/A
LOAN PURPOSE:                                    Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                                 INITIAL   MONTHLY
                                                 --------   -------
TAXES:                                           $112,497   $56,249
INSURANCE:                                       $  6,257   $ 3,128
CAPEX:                                           $      0   $   944
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                          Single Asset
TITLE:                                           Fee
PROPERTY TYPE:                                   Office -- CBD
SQUARE FOOTAGE:                                  185,500
LOCATION:                                        Lansing, MI
YEAR BUILT/RENOVATED:                            1989
OCCUPANCY:                                       100.0%
OCCUPANCY DATE:                                  04/01/06
NUMBER OF TENANTS:                               1
HISTORICAL NOI:
   2003:                                         $2,299,778
   2004:                                         $2,283,202
   2005:                                         $1,915,705
UW REVENUES:                                     $4,742,138
UW EXPENSES:                                     $1,603,981
UW NOI(1):                                       $3,138,157
UW NET CASH FLOW:                                $3,110,332
APPRAISED VALUE:                                 $44,000,000
APPRAISAL DATE:                                  05/19/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN/SF:                             $189
CUT-OFF DATE LTV:                                 79.5%
MATURITY DATE LTV:                                70.7%
UW DSCR:                                          1.20x
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                                                                                   LEASE
TENANT NAME         MOODY'S/S&P(2)   SQUARE FEET   % OF GLA   BASE RENT PSF   EXPIRATION YEAR
---------------------------------------------------------------------------------------------

STATE OF MICHIGAN      Aaa/AAA         185,500      100.0%       $12.23             2029

(1)  Based on the average rent from 07/06 through 06/23 for the State of
     Michigan. The State of Michigan is a AAA rated tenant with a lease term expiring in 2029.

(2)  Ratings provided are for the entity listed in the "Tenant Name" field whether or not the parent company guarantees the lease.

                                    79 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                            EASTOVER SHOPPING CENTER
--------------------------------------------------------------------------------

                 [2 PHOTOS OF EASTOVER SHOPPING CENTER OMITTED]

          [MAP INDICATING LOCATION OF EASTOVER SHOPPING CENTER OMITTED]

                                    80 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                            EASTOVER SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                   $30,900,000
CUT-OFF DATE PRINCIPAL BALANCE:               $30,900,000
% OF POOL BY IPB:                             1.4%
LOAN SELLER:                                  JPMorgan Chase Bank, N.A.
BORROWER:                                     Eastover Plaza Improvements, LLC
SPONSOR:                                      DLC Management Corporation,
                                              Delphi Commercial Properties, Inc.
ORIGINATION DATE:                             08/01/06
INTEREST RATE:                                6.2985%
INTEREST-ONLY PERIOD:                         84 months
MATURITY DATE:                                08/01/16
AMORTIZATION TYPE:                            Balloon
ORIGINAL AMORTIZATION:                        360 months
REMAINING AMORTIZATION:                       360 months
CALL PROTECTION:                              L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:                      No
LOCK BOX:                                     No
ADDITIONAL DEBT:                              No
ADDITIONAL DEBT TYPE:                         N/A
LOAN PURPOSE:                                 Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                               INITIAL    MONTHLY
                                              --------------------
TAXES:                                        $   31,078   $31,078
INSURANCE:                                    $        0   $     0
CAPEX:                                        $        0   $ 2,873
ENGINEERING:(1)                               $1,000,000   $     0
ENVIRONMENTAL:(2)                             $  437,500   $     0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                       Single Asset
TITLE:                                        Fee
PROPERTY TYPE:                                Retail -- Anchored
SQUARE FOOTAGE:                               265,334
LOCATION:                                     Oxon Hill, MD
YEAR BUILT/RENOVATED:                         1957/2000
OCCUPANCY:                                    90.7%
OCCUPANCY DATE:                               07/25/06
NUMBER OF TENANTS:                            48
HISTORICAL NOI:
   2004:                                      $2,538,496
   2005:                                      $2,606,351
UW REVENUES:                                  $4,134,249
UW EXPENSES:                                  $1,332,666
UW NOI:                                       $2,801,582
UW NET CASH FLOW:                             $2,674,279
APPRAISED VALUE:                              $39,000,000
APPRAISAL DATE:                               04/28/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                         $116
CUT-OFF DATE LTV:                             79.2%
MATURITY DATE LTV:                            76.5%
UW DSCR:                                      1.17x
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                                             SQUARE                                   LEASE
TENANT NAME                MOODY'S/ S&P(3)    FEET    % OF GLA   BASE RENT PSF   EXPIRATION YEAR
------------------------------------------------------------------------------------------------

AHOLD (GIANT FOOD STORE)                     60,000     22.6%        $ 5.91            2027
ESCO, LTD (SHOE CITY)                         9,200      3.5%        $11.50            2007
ANNA'S LINEN COMPANY                          9,000      3.4%        $13.50            2010

(1)  An Engineering escrow in the amount of $1,000,000 is being held for the replacement of the roof over the ACE, Linen and Rainbow, Discount Mart, and
     SP inline tenant spaces.

(2)  The borrower deposited $437,500 in environmental remediation funds at closing for the remediation of groundwater contamination. The reserves are equal to 125% of the projected costs of remediation services.

(3)  Ratings provided are for the parent company of the entity listed in the
     "Tenant Name" field whether or not the parent company guarantees the lease.

                                    81 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                           CROWNE PLAZA DULLES AIRPORT
--------------------------------------------------------------------------------

                [2 PHOTOS OF CROWNE PLAZA DULLES AIRPORT OMITTED]

        [MAP INDICATING LOCATION OF CROWNE PLAZA DULLES AIRPORT OMITTED]

                                    82 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                           CROWNE PLAZA DULLES AIRPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                 $30,000,000
CUT-OFF DATE PRINCIPAL BALANCE:             $30,000,000
% OF POOL BY IPB:                           1.4%
LOAN SELLER:                                JPMorgan Chase Bank, N.A.
BORROWER:                                   Dulles Hotel Limited, L.C.
SPONSOR:                                    The RDR Family LLC
ORIGINATION DATE:                           07/12/06
INTEREST RATE:                              6.1325%
INTEREST-ONLY PERIOD:                       60 months
MATURITY DATE:                              08/01/16
AMORTIZATION TYPE:                          Balloon
ORIGINAL AMORTIZATION:                      360 months
REMAINING AMORTIZATION:                     360 months
CALL PROTECTION:                            L(24), Def(91), O(4)
CROSS-COLLATERALIZATION:                    No
LOCK BOX:                                   No
ADDITIONAL DEBT:                            No
ADDITIONAL DEBT TYPE(2):                    Permitted Unsecured Subordinate Loan
LOAN PURPOSE:                               Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                           INITIAL    MONTHLY
                                            --------   -------
TAXES:                                      $110,583   $27,646
INSURANCE:                                  $ 77,587   $15,517
CAPEX:                                      $      0   $38,523
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                     Single Asset
TITLE:                                      Fee and Leasehold
PROPERTY TYPE:                              Hotel -- Full Service
ROOMS:                                      328
LOCATION:                                   Herndon, VA
YEAR BUILT/RENOVATED:                       1987 / 2006
OCCUPANCY:                                  73.9%
OCCUPANCY DATE:                             12/31/05
HISTORICAL NOI:
   2004:                                    $2,696,858
   2005:                                    $3,154,216
UW REVENUES:                                $12,117,403
UW EXPENSES:                                $7,763,189
UW NOI(1):                                  $4,354,214
UW NET CASH FLOW:                           $3,869,518
APPRAISED VALUE:                            $55,600,000
APPRAISAL DATE:                             05/01/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/ROOMS:                    $91,463
CUT-OFF DATE LTV:                              54.0%
MATURITY DATE LTV:                             50.6%
UW DSCR:                                       1.77x
--------------------------------------------------------------------------------

                   PROPERTY HISTORICAL OPERATING STATISTICS(3)

                                     OCCUPANCY                     ADR                         REVPAR
                              ----------------------   ---------------------------   --------------------------
PROPERTY                      2004   2005   TTM 2006   2004     2005      TTM 2006    2004     2005    TTM 2006
                              ---------------------------------------------------------------------------------

CROWNE PLAZA DULLES AIRPORT   76.0%  74.0%     63.8%   $94.50   $105.19   $107.52    $71.82   $77.84    $68.60

(1)  The property opened as a Crowne Plaza hotel on 05/01/06, therefore there is no operating history for the property under the Crowne Plaza flag. The underwriting reflects the property's projected performance as a Crowne
     Plaza hotel. Room revenue is based upon the appraisers estimated ADR of
     $129.55, and average occupancy of 74.0%.

(2)  Future unsecured subordinate loan is permitted in an amount no greater than
     5% of the loan balance, or $1,500,000, for debt incurred during the ordinary course of business.

(3)  2004 and 2005 data are based on the appraisal dated 05/01/06; TTM 2006 data are from the June 2006 Smith Travel Report for the property.

                                    83 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                             PARKWAY BUSINESS CENTER
--------------------------------------------------------------------------------

                  [2 PHOTOS OF PARKWAY BUSINESS CENTER OMITTED]

          [MAP INDICATING LOCATION OF PARKWAY BUSINESS CENTER OMITTED]

                                    84 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

--------------------------------------------------------------------------------
                             PARKWAY BUSINESS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:                 $30,000,000
CUT-OFF DATE PRINCIPAL BALANCE:             $30,000,000
% OF POOL BY IPB:                           1.4%
LOAN SELLER:                                JPMorgan Chase Bank, N.A.
BORROWER:                                   Hillside Realty Associates, L.P.
SPONSOR:                                    Stuart Lichter
ORIGINATION DATE:                           06/14/06
INTEREST RATE:                              6.2165%
INTEREST-ONLY PERIOD:                       36 months
MATURITY DATE:                              07/01/16
AMORTIZATION TYPE:                          Balloon
ORIGINAL AMORTIZATION:                      360 months
REMAINING AMORTIZATION:                     360 months
CALL PROTECTION:                            L(24),Def(87),O(7)
CROSS-COLLATERALIZATION:                    No
LOCK BOX:                                   No
ADDITIONAL DEBT:                            No
ADDITIONAL DEBT TYPE:                       N/A
LOAN PURPOSE:                               Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------

ESCROWS/RESERVES:                            INITIAL   MONTHLY
                                            --------   -------
TAXES:                                      $175,000   $68,900
INSURANCE:                                  $ 20,579   $ 4,116
CAPEX:                                      $      0   $ 6,250
TI/LC:                                      $      0   $15,000
ENGINEERING:                                $ 17,040   $     0
ENVIRONMENTAL(1):                           $ 48,000   $     0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                     Single Asset
TITLE:                                      Fee
PROPERTY TYPE:                              Industrial -- Flex
SQUARE FOOTAGE:                             743,047
LOCATION:                                   Hillside, NJ
YEAR BUILT/RENOVATED:                       1948 / 1995
OCCUPANCY:                                  98.7%
OCCUPANCY DATE:                             06/13/06
NUMBER OF TENANTS:                          6
HISTORICAL NOI:
   2004:                                    $1,970,519
   2005:                                    $2,817,451
TTM AS OF 04/30/06:                         $3,309,587
UW REVENUES:                                $4,337,314
UW EXPENSES:                                $1,461,946
UW NOI:                                     $2,875,368
UW NET CASH FLOW:                           $2,650,368
APPRAISED VALUE:                            $40,000,000
APPRAISAL DATE:                             04/18/06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:                         $40
CUT-OFF DATE LTV:                            75.0%
MATURITY DATE LTV:                           68.1%
UW DSCR:                                     1.20x
--------------------------------------------------------------------------------

                               SIGNIFICANT TENANTS

                                                                         BASE RENT        LEASE
TENANT NAME                     MOODY'S/ S&P2   SQUARE FEET   % OF GLA      PSF      EXPIRATION YEAR
----------------------------------------------------------------------------------------------------

ALL JAY'S ENTERPRISES                             343,915       46.3%     $3.88            2010
UNION BEVERAGE PACKERS LLC                        185,892       25.0%     $4.32            2013
ROAD TEX TRANSPORTATION CORP.                     113,888       15.3%     $4.81            2010
NATIONAL PACKAGING SYSTEMS                         48,600        6.5%     $3.76            2008

(1)  A $48,000 environmental escrow was established at closing for the removal and disposal of ACM materials located within various areas of the property.
     Borrower is required to undertake and complete remediation actions according to applicable environmental requirements, and obtain a no further action letter from the New Jersey Department of Environmental Protection prior to the release of the escrowed funds.

(2)  Ratings are provided for the parent company of the entity listed in the
     "Tenant Name" field weather or not the parent guarantees the lease.

                                    85 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2006-CIBC16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    86 of 86

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS NOT COMPLETE AND MAY BE
AMENDED PRIOR TO THE TIME OF SALE. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.